REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  TO THE CONTRACT OWNERS OF
  HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT THREE AND THE
  BOARD OF DIRECTORS OF HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1, which comprise the Hartford Life Insurance Company Separate Account Three (the "Account") as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2014, by correspondence with the fund managers; when replies were not received from fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life Insurance Company Separate Account Three as of December 31, 2014, the results of their operations for the period then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Hartford, CT
April 20, 2015



--------------------------------------------------------------------------------
                                    SA-1

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                         ALLIANCEBERNSTEIN
                                           VPS BALANCED      ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN
                                          WEALTH STRATEGY    VPS INTERNATIONAL   VPS SMALL/MID CAP         VPS VALUE
                                             PORTFOLIO        VALUE PORTFOLIO     VALUE PORTFOLIO          PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT
                                        ------------------  ------------------  -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,725,311           3,300,748             566,294             1,732,081
                                        ==================  ==================  ===================  ===================
     Cost.............................  $       21,011,215  $       61,844,634  $       10,775,276    $       23,183,633
                                        ==================  ==================  ===================  ===================
     Market value.....................  $       20,789,995  $       44,263,035  $       12,339,538    $       26,622,083
   Due from Sponsor Company...........                  --                  --                  --                    --
   Receivable from fund shares sold...               1,503              28,660               5,673                16,505
   Other assets.......................                  --                   1                   2                     2
                                        ------------------  ------------------  -------------------  -------------------
   Total assets.......................          20,791,498          44,291,696          12,345,213            26,638,590
                                        ------------------  ------------------  -------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............               1,503              28,660               5,673                16,505
   Payable for fund shares purchased..                  --                  --                  --                    --
   Other liabilities..................                   1                  --                  --                    --
                                        ------------------  ------------------  -------------------  -------------------
   Total liabilities..................               1,504              28,660               5,673                16,505
                                        ------------------  ------------------  -------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       20,789,994  $       44,263,036  $       12,339,540    $       26,622,085
                                        ==================  ==================  ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,422,752           4,637,248             609,235             1,898,959
   Minimum unit fair value #*.........  $        13.370472  $         5.942631  $        18.344039    $        12.714178
   Maximum unit fair value #*.........  $        17.299906  $        13.762264  $        27.800584    $        20.699326
   Contract liability.................  $       20,785,885  $       44,263,036  $       12,339,540    $       26,622,085

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 272                  --                  --                    --
   Minimum unit fair value #*.........  $        15.119869                  --                  --                    --
   Maximum unit fair value #*.........  $        15.119869                  --                  --                    --
   Contract liability.................  $            4,109                  --                  --                    --


                                          ALLIANCEBERNSTEIN     INVESCO V.I.                            INVESCO V.I.
                                          VPS INTERNATIONAL      GOVERNMENT         INVESCO V.I.        INTERNATIONAL
                                          GROWTH PORTFOLIO     SECURITIES FUND     HIGH YIELD FUND       GROWTH FUND
                                             SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        -------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              150,050              20,059              74,662                 149
                                        ===================  ==================  ==================  ==================
     Cost.............................   $        2,866,501  $          234,669  $          401,148  $            3,672
                                        ===================  ==================  ==================  ==================
     Market value.....................   $        2,822,447  $          233,483  $          412,883  $            5,119
   Due from Sponsor Company...........                   --                  --                  --                  --
   Receivable from fund shares sold...                2,466                 287                  20                  --
   Other assets.......................                   --                  --                  --                  --
                                        -------------------  ------------------  ------------------  ------------------
   Total assets.......................            2,824,913             233,770             412,903               5,119
                                        -------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                2,466                 287                  20                  --
   Payable for fund shares purchased..                   --                  --                  --                  --
   Other liabilities..................                   --                  --                   1                  --
                                        -------------------  ------------------  ------------------  ------------------
   Total liabilities..................                2,466                 287                  21                  --
                                        -------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........   $        2,822,447  $          233,483  $          412,882  $            5,119
                                        ===================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              339,990              20,381              35,063                 437
   Minimum unit fair value #*.........   $         7.671777  $        10.009909  $        11.264023  $        11.710671
   Maximum unit fair value #*.........   $        15.793747  $        10.396762  $        11.945739  $        11.710671
   Contract liability.................   $        2,822,447  $          207,632  $          410,968  $            5,119

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                   --               2,505                 161                  --
   Minimum unit fair value #*.........                   --  $        10.318210  $        11.900543                  --
   Maximum unit fair value #*.........                   --  $        10.318210  $        11.900543                  --
   Contract liability.................                   --  $           25,851  $            1,914                  --


                                           INVESCO V.I.        INVESCO V.I.
                                            DIVERSIFIED            MONEY
                                           DIVIDEND FUND        MARKET FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             325,430           9,820,410
                                        ==================  ==================
     Cost.............................  $        5,142,072  $        9,820,410
                                        ==================  ==================
     Market value.....................  $        7,549,112  $        9,820,410
   Due from Sponsor Company...........                  --                  --
   Receivable from fund shares sold...                 306                 398
   Other assets.......................                   2                   1
                                        ------------------  ------------------
   Total assets.......................           7,549,420           9,820,809
                                        ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 306                 398
   Payable for fund shares purchased..                  --                  --
   Other liabilities..................                  --                  --
                                        ------------------  ------------------
   Total liabilities..................                 306                 398
                                        ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        7,549,114  $        9,820,411
                                        ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             454,750           1,005,064
   Minimum unit fair value #*.........  $        15.605073  $         9.590792
   Maximum unit fair value #*.........  $        16.397210  $         9.822170
   Contract liability.................  $        7,410,389  $        9,820,411

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               8,536                  --
   Minimum unit fair value #*.........  $        16.116186                  --
   Maximum unit fair value #*.........  $        16.335160                  --
   Contract liability.................  $          138,725                  --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-2

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-3

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                          AMERICAN FUNDS                          AMERICAN FUNDS
                                           GLOBAL GROWTH      AMERICAN FUNDS       GROWTH-INCOME      AMERICAN FUNDS
                                               FUND             GROWTH FUND            FUND         INTERNATIONAL FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              71,666             148,747             176,792             190,970
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        1,524,289  $        8,303,831  $        6,422,471  $        3,266,431
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,956,493  $       11,875,990  $        9,265,694  $        3,874,776
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              11,176                 617               6,299                 191
   Other assets.......................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,967,669          11,876,607           9,271,993           3,874,968
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              11,176                 617               6,299                 191
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              11,178                 617               6,299                 191
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,956,491  $       11,875,990  $        9,265,694  $        3,874,777
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             108,176             749,426             471,866             313,645
   Minimum unit fair value #*.........  $        14.376088  $         2.084619  $        17.834179  $         2.060495
   Maximum unit fair value #*.........  $        23.578378  $        23.370990  $        21.961589  $        18.817150
   Contract liability.................  $        1,942,637  $       11,770,072  $        9,181,197  $        3,793,552

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 839               5,330               4,205               4,962
   Minimum unit fair value #*.........  $        16.514118  $        14.716390  $        19.242625  $        12.899609
   Maximum unit fair value #*.........  $        16.514118  $        21.434060  $        20.544741  $        18.817150
   Contract liability.................  $           13,854  $          105,918  $           84,497  $           81,225

                                          AMERICAN FUNDS     STERLING CAPITAL
                                           GLOBAL SMALL        EQUITY INCOME     STERLING CAPITAL    STERLING CAPITAL
                                          CAPITALIZATION    VARIABLE INSURANCE        SPECIAL          TOTAL RETURN
                                               FUND                FUND          OPPORTUNITIES VIF       BOND VIF
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              40,152             190,809             394,142             321,819
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          662,530  $        2,661,544  $        6,188,628  $        3,267,551
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        1,029,506  $        2,043,568  $        7,528,104  $        3,169,918
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  52                 528               6,374               1,003
   Other assets.......................                  --                   1                  --                  31
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           1,029,558           2,044,097           7,534,478           3,170,952
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  52                 528               6,374               1,003
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  52                 528               6,375               1,003
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        1,029,506  $        2,043,569  $        7,528,103  $        3,169,949
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              47,404           1,180,922           2,639,370           2,237,069
   Minimum unit fair value #*.........  $        16.529484  $         1.521102  $         2.560477  $         1.304863
   Maximum unit fair value #*.........  $        26.486124  $        15.879347  $        25.290370  $        12.348908
   Contract liability.................  $        1,001,818  $        2,043,569  $        7,528,103  $        3,155,506

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               1,094                  --                  --              10,037
   Minimum unit fair value #*.........  $        18.987871                  --                  --  $         1.439089
   Maximum unit fair value #*.........  $        26.486124                  --                  --  $         1.439089
   Contract liability.................  $           27,688                  --                  --  $           14,443

                                            WELLS FARGO
                                           ADVANTAGE VT        FIDELITY VIP
                                           OMEGA GROWTH        EQUITY-INCOME
                                               FUND              PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              11,866            1,572,446
                                        ==================  ===================
     Cost.............................  $          294,080  $        37,696,009
                                        ==================  ===================
     Market value.....................  $          326,967  $        37,471,384
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  15               14,197
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................             326,982           37,485,581
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                  15               14,197
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                    2
                                        ------------------  -------------------
   Total liabilities..................                  15               14,199
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $          326,967  $        37,471,382
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             209,390            2,427,012
   Minimum unit fair value #*.........  $         1.261646  $         13.999011
   Maximum unit fair value #*.........  $        26.570766  $         21.905924
   Contract liability.................  $          326,967  $        37,471,382

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-4

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-5

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                               FIDELITY VIP                            FIDELITY VIP
                                           FIDELITY VIP        CONTRAFUND(R)       FIDELITY VIP      VALUE STRATEGIES
                                         GROWTH PORTFOLIO        PORTFOLIO       MID CAP PORTFOLIO       PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             233,944           4,977,045           1,325,436             415,828
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        9,031,496  $      155,714,056  $       43,832,998  $        4,613,034
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       14,691,659  $      182,657,566  $       48,829,075  $        6,353,853
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              26,404              25,618               2,767                 277
   Other assets.......................                   1                   4                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          14,718,064         182,683,188          48,831,842           6,354,130
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              26,404              25,618               2,767                 277
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              26,404              25,618               2,769                 278
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       14,691,660  $      182,657,570  $       48,829,073  $        6,353,852
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             807,295           9,363,718           2,407,199             367,217
   Minimum unit fair value #*.........  $        16.554902  $        17.660085  $        15.136839  $        15.705344
   Maximum unit fair value #*.........  $        24.166992  $        23.411958  $        25.383998  $        29.959443
   Contract liability.................  $       14,691,660  $      182,597,283  $       48,829,073  $        6,346,184

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --               3,012                  --                 430
   Minimum unit fair value #*.........                  --  $        19.200535                  --  $        17.848928
   Maximum unit fair value #*.........                  --  $        20.069744                  --  $        17.848928
   Contract liability.................                  --  $           60,287                  --  $            7,668

                                           FIDELITY VIP
                                          DYNAMIC CAPITAL                            FRANKLIN            FRANKLIN
                                           APPRECIATION       FRANKLIN INCOME      SMALL-MID CAP      SMALL CAP VALUE
                                             PORTFOLIO           VIP FUND         GROWTH VIP FUND        VIP FUND
                                            SUB-ACCOUNT       SUB-ACCOUNT (1)     SUB-ACCOUNT (2)     SUB-ACCOUNT (3)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             238,451               3,256              64,910                 126
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,477,988  $           46,737  $        1,329,763  $            1,811
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        3,164,250  $           53,106  $        1,529,277  $            2,857
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 295                   1               5,381                  --
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           3,164,545              53,107           1,534,658               2,857
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 295                   1               5,381                  --
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 295                   1               5,383                   1
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        3,164,250  $           53,106  $        1,529,275  $            2,856
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             211,736               3,712             112,620                 168
   Minimum unit fair value #*.........  $        13.761872  $        14.307628  $         1.962775  $        16.670010
   Maximum unit fair value #*.........  $        26.703694  $        14.307628  $        24.609111  $        17.015591
   Contract liability.................  $        3,164,250  $           53,106  $        1,516,641  $            2,856

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                 646                  --
   Minimum unit fair value #*.........                  --                  --  $        12.611909                  --
   Maximum unit fair value #*.........                  --                  --  $        22.253621                  --
   Contract liability.................                  --                  --  $           12,634                  --


                                             FRANKLIN
                                         STRATEGIC INCOME     FRANKLIN MUTUAL
                                             VIP FUND         SHARES VIP FUND
                                          SUB-ACCOUNT (4)     SUB-ACCOUNT (5)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             328,053              183,107
                                        ==================  ===================
     Cost.............................  $        3,884,858  $         2,842,375
                                        ==================  ===================
     Market value.....................  $        3,903,833  $         4,138,536
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 180                  204
   Other assets.......................                  --                   --
                                        ------------------  -------------------
   Total assets.......................           3,904,013            4,138,740
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 180                  204
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   1                    1
                                        ------------------  -------------------
   Total liabilities..................                 181                  205
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        3,903,832  $         4,138,535
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             196,387              228,632
   Minimum unit fair value #*.........  $         2.092629  $          1.910665
   Maximum unit fair value #*.........  $        22.668147  $         22.187828
   Contract liability.................  $        3,833,948  $         4,129,936

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               3,154                  410
   Minimum unit fair value #*.........  $        21.511396  $         20.959903
   Maximum unit fair value #*.........  $        22.668147  $         20.959903
   Contract liability.................  $           69,884  $             8,599

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(5)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-6

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-7

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                             TEMPLETON                               TEMPLETON
                                            DEVELOPING           TEMPLETON        GLOBAL BOND VIP    HARTFORD BALANCED
                                         MARKETS VIP FUND     GROWTH VIP FUND          FUND              HLS FUND
                                          SUB-ACCOUNT (6)     SUB-ACCOUNT (7)     SUB-ACCOUNT (8)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              56,083              73,650                 148             860,512
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          474,415  $          804,286  $            2,497  $       19,461,504
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          519,886  $        1,076,450  $            2,717  $       23,311,260
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  28                  52                  --              11,558
   Other assets.......................                  --                  --                  --                   4
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             519,914           1,076,502               2,717          23,322,822
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  28                  52                  --              11,558
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                   1                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  28                  53                   1              11,558
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          519,886  $        1,076,449  $            2,716  $       23,311,264
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              26,437              69,703                 186          11,074,160
   Minimum unit fair value #*.........  $        15.904610  $        12.017938  $        14.617491  $         1.552775
   Maximum unit fair value #*.........  $        21.362739  $        18.378426  $        14.617491  $        20.137905
   Contract liability.................  $          510,809  $        1,076,449  $            2,716  $       23,311,264

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 453                  --                  --                  --
   Minimum unit fair value #*.........  $        20.056973                  --                  --                  --
   Maximum unit fair value #*.........  $        20.056973                  --                  --                  --
   Contract liability.................  $            9,077                  --                  --                  --

                                          HARTFORD TOTAL     HARTFORD CAPITAL    HARTFORD DIVIDEND
                                            RETURN BOND        APPRECIATION         AND GROWTH        HARTFORD GLOBAL
                                             HLS FUND            HLS FUND            HLS FUND         GROWTH HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT (9)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................          22,165,563             636,158           6,428,449             186,595
                                        ==================  ==================  ==================  ==================
     Cost.............................  $      254,287,868  $       26,368,761  $      150,548,792  $        3,802,609
                                        ==================  ==================  ==================  ==================
     Market value.....................  $      257,785,503  $       34,804,182  $      170,032,466  $        4,429,776
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...              80,765              13,195              32,192                 197
   Other assets.......................                  --                   2                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................         257,866,268          34,817,379         170,064,658           4,429,973
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              80,765              13,195              32,192                 197
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  36                  --                  13                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              80,801              13,195              32,205                 197
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $      257,785,467  $       34,804,184  $      170,032,453  $        4,429,776
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......         112,617,145           1,926,448          58,740,481           1,643,131
   Minimum unit fair value #*.........  $         1.696103  $        14.640361  $         2.198986  $         1.636394
   Maximum unit fair value #*.........  $        16.593003  $        24.301629  $        21.940735  $        23.102657
   Contract liability.................  $      257,571,125  $       34,754,606  $      169,909,600  $        4,429,776

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              90,793               2,705              36,146                  --
   Minimum unit fair value #*.........  $         1.980724  $        18.325680  $         2.637912                  --
   Maximum unit fair value #*.........  $         4.012263  $        18.325680  $         5.949766                  --
   Contract liability.................  $          214,342  $           49,578  $          122,853                  --

                                             HARTFORD         HARTFORD GROWTH
                                            DISCIPLINED        OPPORTUNITIES
                                          EQUITY HLS FUND        HLS FUND
                                            SUB-ACCOUNT      SUB-ACCOUNT (10)
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           4,299,574            1,000,775
                                        ==================  ===================
     Cost.............................  $       57,572,492  $        34,875,872
                                        ==================  ===================
     Market value.....................  $       90,248,049  $        38,910,117
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              57,681                1,542
   Other assets.......................                  11                   11
                                        ------------------  -------------------
   Total assets.......................          90,305,741           38,911,670
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              57,681                1,542
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              57,681                1,542
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       90,248,060  $        38,910,128
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          40,739,449           13,020,400
   Minimum unit fair value #*.........  $         1.742829  $          2.434540
   Maximum unit fair value #*.........  $        24.582164  $         26.529303
   Contract liability.................  $       90,248,060  $        38,891,469

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                6,599
   Minimum unit fair value #*.........                  --  $          2.827568
   Maximum unit fair value #*.........                  --  $          2.827568
   Contract liability.................                  --  $            18,659

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(7)   Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(8)   Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(9) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.

(10) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-8

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-9

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                 HARTFORD
                                                               INTERNATIONAL         HARTFORD
                                           HARTFORD HIGH       OPPORTUNITIES       SMALL/MID CAP      HARTFORD MIDCAP
                                          YIELD HLS FUND         HLS FUND         EQUITY HLS FUND     VALUE HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,716,571           3,739,954             327,652             219,161
                                        ==================  ==================  ==================  ==================
     Cost.............................  $       23,732,297  $       51,767,806  $        2,897,142  $        2,918,741
                                        ==================  ==================  ==================  ==================
     Market value.....................  $       22,955,023  $       52,845,547  $        3,102,861  $        3,199,749
   Due from Sponsor Company...........                  --                  --                  --              12,522
   Receivable from fund shares sold...              63,855              22,877                 132                  --
   Other assets.......................                  --                  13                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................          23,018,878          52,868,437           3,102,994           3,212,271
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              63,855              22,877                 132                  --
   Payable for fund shares purchased..                  --                  --                  --              12,522
   Other liabilities..................                   1                  --                  --                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................              63,856              22,877                 132              12,523
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       22,955,022  $       52,845,560  $        3,102,862  $        3,199,748
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           9,742,684          28,030,565             208,384             166,025
   Minimum unit fair value #*.........  $         1.952423  $         1.541112  $        13.827826  $        18.506107
   Maximum unit fair value #*.........  $        20.785982  $        17.307084  $        27.871275  $        19.581933
   Contract liability.................  $       22,944,808  $       52,839,053  $        3,102,862  $        3,199,748

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               4,664               3,818                  --                  --
   Minimum unit fair value #*.........  $         2.189862  $         1.704158                  --                  --
   Maximum unit fair value #*.........  $         2.189862  $         1.704158                  --                  --
   Contract liability.................  $           10,214  $            6,507                  --                  --


                                             HARTFORD         HARTFORD SMALL
                                            ULTRASHORT            COMPANY        HARTFORD SMALLCAP     HARTFORD STOCK
                                           BOND HLS FUND         HLS FUND         GROWTH HLS FUND         HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  ------------------  -------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           2,684,474             817,118             474,384              146,230
                                        ==================  ==================  ===================  ==================
     Cost.............................  $       26,854,805  $       17,060,672  $       11,842,561   $        7,418,878
                                        ==================  ==================  ===================  ==================
     Market value.....................  $       26,871,582  $       19,063,357  $       13,259,041   $        9,284,130
   Due from Sponsor Company...........                  --                  --                  --                   --
   Receivable from fund shares sold...              15,106               1,924               1,741                9,733
   Other assets.......................                   1                   2                   1                    1
                                        ------------------  ------------------  -------------------  ------------------
   Total assets.......................          26,886,689          19,065,283          13,260,783            9,293,864
                                        ------------------  ------------------  -------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              15,106               1,924               1,741                9,733
   Payable for fund shares purchased..                  --                  --                  --                   --
   Other liabilities..................                  --                  --                  --                   --
                                        ------------------  ------------------  -------------------  ------------------
   Total liabilities..................              15,106               1,924               1,741                9,733
                                        ------------------  ------------------  -------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       26,871,583  $       19,063,359  $       13,259,042   $        9,284,131
                                        ==================  ==================  ===================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          22,149,873           6,283,113           4,692,696            4,459,295
   Minimum unit fair value #*.........  $         0.895286  $         2.144927  $         2.333352   $         1.466066
   Maximum unit fair value #*.........  $         8.763679  $        25.409236  $        31.494736   $        24.503075
   Contract liability.................  $       26,819,973  $       19,063,359  $       13,259,042   $        9,284,131

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......              42,201                  --                  --                   --
   Minimum unit fair value #*.........  $         1.119241                  --                  --                   --
   Maximum unit fair value #*.........  $         1.840534                  --                  --                   --
   Contract liability.................  $           51,610                  --                  --                   --

                                             HARTFORD
                                          U.S. GOVERNMENT
                                            SECURITIES        HARTFORD VALUE
                                             HLS FUND            HLS FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           6,628,755            2,223,214
                                        ==================  ===================
     Cost.............................  $       71,984,959  $        26,981,252
                                        ==================  ===================
     Market value.....................  $       68,740,192  $        37,550,084
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              35,867                4,161
   Other assets.......................                  --                    4
                                        ------------------  -------------------
   Total assets.......................          68,776,059           37,554,249
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              35,867                4,161
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   9                   --
                                        ------------------  -------------------
   Total liabilities..................              35,876                4,161
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       68,740,183  $        37,550,088
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......          55,874,774           17,678,747
   Minimum unit fair value #*.........  $         1.084162  $          1.852041
   Maximum unit fair value #*.........  $        10.366469  $         21.716300
   Contract liability.................  $       68,734,499  $        37,536,666

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               4,514                6,211
   Minimum unit fair value #*.........  $         1.259181  $          2.160768
   Maximum unit fair value #*.........  $         1.259181  $          2.160768
   Contract liability.................  $            5,684  $            13,422

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-10

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-11

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                           HUNTINGTON VA       HUNTINGTON VA                            LORD ABBETT
                                         DIVIDEND CAPTURE      INTERNATIONAL       HUNTINGTON VA        FUNDAMENTAL
                                               FUND             EQUITY FUND         SITUS FUND          EQUITY FUND
                                         SUB-ACCOUNT (11)       SUB-ACCOUNT      SUB-ACCOUNT (12)       SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             219,403              57,003             163,045             602,715
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,726,456  $          861,890  $        3,105,291  $       11,270,987
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,880,769  $          898,944  $        3,608,194  $       11,216,534
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               8,817               4,302               2,990                 684
   Other assets.......................                  --                   1                   2                   1
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,889,586             903,247           3,611,186          11,217,219
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               8,817               4,302               2,990                 684
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               8,817               4,302               2,990                 684
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,880,769  $          898,945  $        3,608,196  $       11,216,535
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,163,851              61,378           1,673,614             598,760
   Minimum unit fair value #*.........  $         2.029265  $        13.742957  $         1.981678  $        16.954984
   Maximum unit fair value #*.........  $        21.976535  $        15.616166  $        24.920679  $        21.902916
   Contract liability.................  $        2,880,769  $          898,945  $        3,608,196  $       11,216,535

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

                                            LORD ABBETT
                                            CALIBRATED          LORD ABBETT          LORD ABBETT
                                          DIVIDEND GROWTH     BOND-DEBENTURE      GROWTH AND INCOME       LORD ABBETT
                                               FUND                FUND                 FUND          CLASSIC STOCK FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  ------------------  --------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             293,733           2,416,828            1,832,110              279,168
                                        ==================  ==================  ====================  ==================
     Cost.............................  $        4,449,129  $       29,032,263   $       53,312,151   $        3,532,557
                                        ==================  ==================  ====================  ==================
     Market value.....................  $        4,567,548  $       28,736,081   $       65,113,182   $        3,950,223
   Due from Sponsor Company...........                  --                  --                   --                   --
   Receivable from fund shares sold...               5,293               4,832                4,299                  167
   Other assets.......................                  --                  --                   --                   --
                                        ------------------  ------------------  --------------------  ------------------
   Total assets.......................           4,572,841          28,740,913           65,117,481            3,950,390
                                        ------------------  ------------------  --------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               5,293               4,832                4,299                  167
   Payable for fund shares purchased..                  --                  --                   --                   --
   Other liabilities..................                  --                  --                    1                    1
                                        ------------------  ------------------  --------------------  ------------------
   Total liabilities..................               5,293               4,832                4,300                  168
                                        ------------------  ------------------  --------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        4,567,548  $       28,736,081   $       65,113,181   $        3,950,222
                                        ==================  ==================  ====================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             258,906           1,723,639            4,353,020              230,974
   Minimum unit fair value #*.........  $        16.232355  $        15.243432   $        13.535060   $        15.551525
   Maximum unit fair value #*.........  $        20.784910  $        18.415227   $        20.339587   $        19.040768
   Contract liability.................  $        4,567,548  $       28,736,081   $       65,066,181   $        3,945,454

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                3,080                  270
   Minimum unit fair value #*.........                  --                  --   $        14.643324   $        17.633394
   Maximum unit fair value #*.........                  --                  --   $        15.306054   $        17.633394
   Contract liability.................                  --                  --   $           47,000   $            4,768



                                        MFS(R) CORE EQUITY      MFS(R) GROWTH
                                               FUND                 FUND
                                            SUB-ACCOUNT          SUB-ACCOUNT
                                        -------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              19,579               11,457
                                        ===================  ==================
     Cost.............................  $          394,634   $          358,932
                                        ===================  ==================
     Market value.....................  $          509,254   $          455,420
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                  23                   21
   Other assets.......................                   1                    1
                                        -------------------  ------------------
   Total assets.......................             509,278              455,442
                                        -------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  23                   21
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        -------------------  ------------------
   Total liabilities..................                  23                   21
                                        -------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          509,255   $          455,421
                                        ===================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              74,739               40,576
   Minimum unit fair value #*.........  $         1.807169   $         9.497359
   Maximum unit fair value #*.........  $        15.389497   $        24.005332
   Contract liability.................  $          509,255   $          455,421

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(11) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(12) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-12

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-13

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                         MFS(R) INVESTORS
                                           GROWTH STOCK      MFS(R) INVESTORS      MFS(R) TOTAL
                                               FUND             TRUST FUND          RETURN FUND      MFS(R) VALUE FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              27,091              17,921             180,311                 473
                                        ==================  ==================  ==================  ==================
     Cost.............................  $          331,913  $          351,301  $        3,552,810  $            5,521
                                        ==================  ==================  ==================  ==================
     Market value.....................  $          434,545  $          544,992  $        4,383,367  $            9,491
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  19                  29               4,106                  --
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................             434,564             545,021           4,387,473               9,491
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  19                  29               4,106                  --
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   1                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  20                  31               4,107                  --
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          434,544  $          544,990  $        4,383,366  $            9,491
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              36,244              45,243             236,987                 589
   Minimum unit fair value #*.........  $        10.580574  $         1.959607  $         1.794066  $        16.119827
   Maximum unit fair value #*.........  $        14.299186  $        21.129905  $        19.895444  $        16.119827
   Contract liability.................  $          434,544  $          536,740  $        4,310,378  $            9,491

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                 530               3,701                  --
   Minimum unit fair value #*.........                  --  $        15.579247  $        18.794448                  --
   Maximum unit fair value #*.........                  --  $        15.579247  $        19.895444                  --
   Contract liability.................                  --  $            8,250  $           72,988                  --

                                           INVESCO V.I.        UIF CORE PLUS       UIF EMERGING        UIF EMERGING
                                            EQUITY AND         FIXED INCOME        MARKETS DEBT       MARKETS EQUITY
                                            INCOME FUND          PORTFOLIO           PORTFOLIO           PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             149,364             366,162              58,903             733,036
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        2,258,431  $        3,885,473  $          472,996  $       12,365,887
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        2,824,031  $        3,909,645  $          468,282  $       10,212,616
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 162               2,990                  22                 701
   Other assets.......................                  --                   2                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           2,824,193           3,912,637             468,305          10,213,317
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 162               2,990                  22                 701
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 162               2,990                  22                 701
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        2,824,031  $        3,909,647  $          468,283  $       10,212,616
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             176,693             265,517              25,972             616,654
   Minimum unit fair value #*.........  $        14.107423  $         1.484566  $         2.347625  $         9.219284
   Maximum unit fair value #*.........  $        21.922381  $        17.360344  $        29.329117  $        23.396117
   Contract liability.................  $        2,803,634  $        3,892,437  $          468,283  $       10,197,961

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               1,446                 991                  --                 900
   Minimum unit fair value #*.........  $        14.107423  $        17.360344                  --  $        16.279050
   Maximum unit fair value #*.........  $        14.107423  $        17.360344                  --  $        16.279050
   Contract liability.................  $           20,397  $           17,210                  --  $           14,655


                                            UIF GROWTH          UIF MID CAP
                                             PORTFOLIO       GROWTH PORTFOLIO
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             312,397              498,204
                                        ==================  ===================
     Cost.............................  $        8,233,013  $         6,226,955
                                        ==================  ===================
     Market value.....................  $        9,554,077  $         6,252,458
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...                 397                2,156
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................           9,554,475            6,254,614
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 397                2,156
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................                 397                2,156
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        9,554,078  $         6,252,458
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             686,997              290,914
   Minimum unit fair value #*.........  $        13.464626  $         19.614666
   Maximum unit fair value #*.........  $        13.784028  $         26.449551
   Contract liability.................  $        9,438,712  $         6,252,458

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               8,382                   --
   Minimum unit fair value #*.........  $        13.763211                   --
   Maximum unit fair value #*.........  $        13.763211                   --
   Contract liability.................  $          115,366                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-14

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-15

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                           INVESCO V.I.       MORGAN STANLEY      MORGAN STANLEY       INVESCO V.I.
                                          AMERICAN VALUE      MID CAP GROWTH       MONEY MARKET      EQUALLY-WEIGHTED
                                               FUND              PORTFOLIO           PORTFOLIO         S&P 500 FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             403,612              48,260           3,506,537             372,559
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        6,923,694  $          947,656  $        3,506,537  $        6,467,429
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        7,985,989  $        1,976,096  $        3,506,537  $        7,372,421
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...               4,703                  88                 152              11,518
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           7,990,692           1,976,184           3,506,690           7,383,939
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............               4,703                  88                 152              11,518
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                   2                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................               4,705                  88                 152              11,518
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        7,985,987  $        1,976,096  $        3,506,538  $        7,372,421
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             350,786              49,668             326,967             202,593
   Minimum unit fair value #*.........  $        19.566499  $         2.756448  $         1.003168  $         2.612359
   Maximum unit fair value #*.........  $        32.221141  $        57.296681  $        12.852556  $        63.289238
   Contract liability.................  $        7,928,989  $        1,964,980  $        3,476,530  $        7,116,250

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               2,164                 194               2,985               5,741
   Minimum unit fair value #*.........  $        23.993480  $        57.296681  $         9.996997  $        27.324395
   Maximum unit fair value #*.........  $        30.122025  $        57.296681  $        12.852556  $        63.289238
   Contract liability.................  $           56,998  $           11,116  $           30,008  $          256,171

                                                                                                         OPPENHEIMER
                                             UIF SMALL          UIF GLOBAL          OPPENHEIMER            CAPITAL
                                              COMPANY            FRANCHISE       DISCOVERY MID CAP      APPRECIATION
                                         GROWTH PORTFOLIO        PORTFOLIO        GROWTH FUND/VA           FUND/VA
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  ------------------  -------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              14,634              27,689              32,239              400,014
                                        ==================  ==================  ===================  ==================
     Cost.............................  $          244,700  $          412,665  $        1,668,456   $       16,807,807
                                        ==================  ==================  ===================  ==================
     Market value.....................  $          240,434  $          444,133  $        2,456,957   $       25,720,910
   Due from Sponsor Company...........                  --                  --                  --                8,643
   Receivable from fund shares sold...                  15                  23                 104                   --
   Other assets.......................                  --                  --                  --                    4
                                        ------------------  ------------------  -------------------  ------------------
   Total assets.......................             240,449             444,156           2,457,061           25,729,557
                                        ------------------  ------------------  -------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  15                  23                 104                   --
   Payable for fund shares purchased..                  --                  --                  --                8,643
   Other liabilities..................                  --                  --                  --                   --
                                        ------------------  ------------------  -------------------  ------------------
   Total liabilities..................                  15                  23                 104                8,643
                                        ------------------  ------------------  -------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $          240,434  $          444,133  $        2,456,957   $       25,720,914
                                        ==================  ==================  ===================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              11,049              16,503             161,126            1,582,033
   Minimum unit fair value #*.........  $        19.089629  $        20.843015  $        13.723652   $        14.702552
   Maximum unit fair value #*.........  $        25.656081  $        28.921675  $        25.587931   $        23.675700
   Contract liability.................  $          240,434  $          444,133  $        2,456,957   $       25,708,259

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  757
   Minimum unit fair value #*.........                  --                  --                  --   $        16.708213
   Maximum unit fair value #*.........                  --                  --                  --   $        16.708213
   Contract liability.................                  --                  --                  --   $           12,655


                                                                OPPENHEIMER
                                            OPPENHEIMER         MAIN STREET
                                          GLOBAL FUND/VA        FUND(R)/VA
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           2,248,753              168,882
                                        ==================  ===================
     Cost.............................  $       78,045,295  $         3,971,116
                                        ==================  ===================
     Market value.....................  $       87,948,726  $         5,628,839
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...               9,048                  453
   Other assets.......................                  --                    2
                                        ------------------  -------------------
   Total assets.......................          87,957,774            5,629,294
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............               9,048                  453
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                   2                   --
                                        ------------------  -------------------
   Total liabilities..................               9,050                  453
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       87,948,724  $         5,628,841
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           5,073,619              337,301
   Minimum unit fair value #*.........  $        11.975305  $         13.902906
   Maximum unit fair value #*.........  $        21.578596  $         22.803933
   Contract liability.................  $       87,898,746  $         5,628,841

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......               2,817                   --
   Minimum unit fair value #*.........  $        17.021580                   --
   Maximum unit fair value #*.........  $        17.791998                   --
   Contract liability.................  $           49,978                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-16

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-17

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                            OPPENHEIMER
                                            MAIN STREET          PUTNAM VT            PUTNAM VT           PUTNAM VT
                                             SMALL CAP      DIVERSIFIED INCOME      GLOBAL ASSET         GROWTH AND
                                              FUND/VA              FUND            ALLOCATION FUND       INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................           1,367,695           3,188,248              229,830             128,037
                                        ==================  ===================  ==================  ==================
     Cost.............................  $       26,490,599  $       24,572,018   $        3,634,617  $        3,123,979
                                        ==================  ===================  ==================  ==================
     Market value.....................  $       35,915,670  $       22,349,620   $        4,447,204  $        3,344,337
   Due from Sponsor Company...........                  --                  --                   --                  --
   Receivable from fund shares sold...              35,260                 622                  184              17,900
   Other assets.......................                   2                   1                   --                  --
                                        ------------------  -------------------  ------------------  ------------------
   Total assets.......................          35,950,932          22,350,243            4,447,388           3,362,237
                                        ------------------  -------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............              35,260                 622                  184              17,900
   Payable for fund shares purchased..                  --                  --                   --                  --
   Other liabilities..................                  --                  --                   --                   1
                                        ------------------  -------------------  ------------------  ------------------
   Total liabilities..................              35,260                 622                  184              17,901
                                        ------------------  -------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $       35,915,672  $       22,349,621   $        4,447,204  $        3,344,336
                                        ==================  ===================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,764,987           1,022,781              133,735              87,367
   Minimum unit fair value #*.........  $        18.475763  $        13.464984   $        12.879795  $        14.635682
   Maximum unit fair value #*.........  $        28.753248  $        25.326735   $        56.117736  $        82.097469
   Contract liability.................  $       35,901,847  $       22,341,777   $        4,447,204  $        3,330,788

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 658                 324                   --                 173
   Minimum unit fair value #*.........  $        20.995838  $        24.224332                   --  $        78.522664
   Maximum unit fair value #*.........  $        20.995838  $        24.224332                   --  $        78.522664
   Contract liability.................  $           13,825  $            7,844                   --  $           13,548


                                             PUTNAM VT           PUTNAM VT                               PUTNAM VT
                                           INTERNATIONAL       INTERNATIONAL         PUTNAM VT       MULTI-CAP GROWTH
                                            VALUE FUND          EQUITY FUND       INVESTORS FUND           FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  ------------------  ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................             322,193           1,842,783             993,657             126,887
                                        ==================  ==================  ==================  ===================
     Cost.............................  $        3,233,761  $       29,183,842  $       11,590,624  $        3,240,563
                                        ==================  ==================  ==================  ===================
     Market value.....................  $        3,183,267  $       24,324,737  $       17,190,272  $        4,373,810
   Due from Sponsor Company...........                  --                  --              15,119                  --
   Receivable from fund shares sold...                 240              22,279                  --                 319
   Other assets.......................                  --                  --                   1                  --
                                        ------------------  ------------------  ------------------  -------------------
   Total assets.......................           3,183,507          24,347,016          17,205,392           4,374,129
                                        ------------------  ------------------  ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                 240              22,279                  --                 319
   Payable for fund shares purchased..                  --                  --              15,119                  --
   Other liabilities..................                  --                  --                  --                   1
                                        ------------------  ------------------  ------------------  -------------------
   Total liabilities..................                 240              22,279              15,119                 320
                                        ------------------  ------------------  ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $        3,183,267  $       24,324,737  $       17,190,273  $        4,373,809
                                        ==================  ==================  ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             418,835           1,562,163           1,274,342             216,687
   Minimum unit fair value #*.........  $         6.963347  $         8.039725  $         9.540423  $        19.036226
   Maximum unit fair value #*.........  $        14.641952  $        23.513525  $        23.928862  $        20.674202
   Contract liability.................  $        3,183,267  $       24,324,737  $       17,190,273  $        4,373,809

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --


                                             PUTNAM VT           PUTNAM VT
                                          SMALL CAP VALUE      GEORGE PUTNAM
                                               FUND            BALANCED FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT
                                        ------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,236,126              252,752
                                        ==================  ===================
     Cost.............................  $       25,190,260  $         2,561,599
                                        ==================  ===================
     Market value.....................  $       20,433,162  $         2,547,744
   Due from Sponsor Company...........                  --                   --
   Receivable from fund shares sold...              17,122                  307
   Other assets.......................                   1                   --
                                        ------------------  -------------------
   Total assets.......................          20,450,285            2,548,051
                                        ------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              17,122                  307
   Payable for fund shares purchased..                  --                   --
   Other liabilities..................                  --                   --
                                        ------------------  -------------------
   Total liabilities..................              17,122                  307
                                        ------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       20,433,163  $         2,547,744
                                        ==================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             645,835              166,810
   Minimum unit fair value #*.........  $        24.451792  $         12.979394
   Maximum unit fair value #*.........  $        36.128275  $         18.556698
   Contract liability.................  $       20,433,163  $         2,547,744

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                   --
   Minimum unit fair value #*.........                  --                   --
   Maximum unit fair value #*.........                  --                   --
   Contract liability.................                  --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-18

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-19

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                 PUTNAM VT                              INVESCO V.I.
                                             PUTNAM VT         EQUITY INCOME     PIONEER FUND VCT        GROWTH AND
                                           VOYAGER FUND            FUND              PORTFOLIO           INCOME FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  ------------------  -------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................              60,129             254,566               5,894              813,081
                                        ==================  ==================  ===================  ==================
     Cost.............................  $        2,136,188  $        3,509,039  $          126,187   $       17,264,357
                                        ==================  ==================  ===================  ==================
     Market value.....................  $        3,309,478  $        5,748,106  $          158,482   $       20,402,747
   Due from Sponsor Company...........                  --                  --                  --                   --
   Receivable from fund shares sold...                 145              18,190                  22               46,051
   Other assets.......................                  --                  --                  --                   --
                                        ------------------  ------------------  -------------------  ------------------
   Total assets.......................           3,309,623           5,766,296             158,504           20,448,798
                                        ------------------  ------------------  -------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 145              18,190                  22               46,051
   Payable for fund shares purchased..                  --                  --                  --                   --
   Other liabilities..................                   1                  --                   2                    1
                                        ------------------  ------------------  -------------------  ------------------
   Total liabilities..................                 146              18,190                  24               46,052
                                        ------------------  ------------------  -------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        3,309,477  $        5,748,106  $          158,480   $       20,402,746
                                        ==================  ==================  ===================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             122,183             231,669             104,758              884,974
   Minimum unit fair value #*.........  $         8.782670  $        23.156507  $         1.507435   $         2.107504
   Maximum unit fair value #*.........  $       102.081444  $        25.999530  $         1.646007   $        25.297861
   Contract liability.................  $        3,287,224  $        5,748,106  $          158,480   $       20,397,981

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                 241                  --                  --                  202
   Minimum unit fair value #*.........  $        92.329450                  --                  --   $        23.616214
   Maximum unit fair value #*.........  $        92.329450                  --                  --   $        23.616214
   Contract liability.................  $           22,253                  --                  --   $            4,765

                                                                                                          WELLS FARGO
                                                               INVESCO V.I.         INVESCO V.I.         ADVANTAGE VT
                                           INVESCO V.I.          AMERICAN          MID CAP GROWTH       INTRINSIC VALUE
                                           COMSTOCK FUND         FRANCHISE              FUND                 FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                        ------------------  -------------------  -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................           1,543,032               1,315                23,748                  266
                                        ==================  ===================  ===================  ===================
     Cost.............................  $       21,177,451  $            44,379  $           107,420   $            2,989
                                        ==================  ===================  ===================  ===================
     Market value.....................  $       29,441,050  $            70,512  $           136,311   $            5,493
   Due from Sponsor Company...........                  --                  --                    --                   --
   Receivable from fund shares sold...              17,762                   4                     8                   --
   Other assets.......................                  --                  --                    --                   --
                                        ------------------  -------------------  -------------------  -------------------
   Total assets.......................          29,458,812              70,516               136,319                5,493
                                        ------------------  -------------------  -------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............              17,762                   4                     8                   --
   Payable for fund shares purchased..                  --                  --                    --                   --
   Other liabilities..................                   1                   1                    --                   --
                                        ------------------  -------------------  -------------------  -------------------
   Total liabilities..................              17,763                   5                     8                   --
                                        ------------------  -------------------  -------------------  -------------------

NET ASSETS:
   For contract liabilities...........  $       29,441,049   $          70,511   $           136,311   $            5,493
                                        ==================  ===================  ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......           1,235,772               3,295                 7,255                3,102
   Minimum unit fair value #*.........  $        21.284906   $       20.141072   $         17.792824   $         1.770800
   Maximum unit fair value #*.........  $        25.626715   $       22.348913   $         20.025915   $         1.770800
   Contract liability.................  $       29,441,049   $          70,511   $           136,311   $            5,493

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                    --                   --
   Minimum unit fair value #*.........                  --                  --                    --                   --
   Maximum unit fair value #*.........                  --                  --                    --                   --
   Contract liability.................                  --                  --                    --                   --

                                             WELLS FARGO          WELLS FARGO
                                            ADVANTAGE VT         ADVANTAGE VT
                                            INTERNATIONAL      SMALL CAP GROWTH
                                             EQUITY FUND             FUND
                                             SUB-ACCOUNT          SUB-ACCOUNT
                                        -------------------  -------------------
ASSETS:
   Investments:
     Number of shares.................              255,155              203,151
                                        ===================  ===================
     Cost.............................   $        1,276,804   $        1,503,247
                                        ===================  ===================
     Market value.....................   $        1,255,363   $        2,047,656
   Due from Sponsor Company...........                   --                   --
   Receivable from fund shares sold...                   86                   92
   Other assets.......................                    1                   --
                                        -------------------  -------------------
   Total assets.......................            1,255,450            2,047,748
                                        -------------------  -------------------

LIABILITIES:
   Due to Sponsor Company.............                   86                   92
   Payable for fund shares purchased..                   --                   --
   Other liabilities..................                   --                   --
                                        -------------------  -------------------
   Total liabilities..................                   86                   92
                                        -------------------  -------------------

NET ASSETS:
   For contract liabilities...........   $        1,255,364   $        2,047,656
                                        ===================  ===================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......              996,748              113,101
   Minimum unit fair value #*.........   $         1.010483   $         2.378324
   Maximum unit fair value #*.........   $        14.283835   $        27.491675
   Contract liability.................   $        1,255,364   $        2,047,656

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                   --                   --
   Minimum unit fair value #*.........                   --                   --
   Maximum unit fair value #*.........                   --                   --
   Contract liability.................                   --                   --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-20

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-21

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                            WELLS FARGO                             UIF GLOBAL
                                           ADVANTAGE VT         WELLS FARGO       INFRASTRUCTURE         HIMCO VIT
                                          SMALL CAP VALUE      ADVANTAGE VT          PORTFOLIO          INDEX FUND
                                               FUND          OPPORTUNITY FUND       SUB-ACCOUNT         SUB-ACCOUNT
                                            SUB-ACCOUNT         SUB-ACCOUNT          (13)(14)            (15)(16)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................             419,459               9,567             222,522             202,530
                                        ==================  ==================  ==================  ==================
     Cost.............................  $        3,351,756  $          160,768  $        1,905,053  $        7,642,355
                                        ==================  ==================  ==================  ==================
     Market value.....................  $        4,676,966  $          275,717  $        2,069,291  $        8,326,004
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                 240                  10                  85               4,979
   Other assets.......................                  --                   1                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................           4,677,206             275,728           2,069,376           8,330,983
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                 240                  10                  85               4,979
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                   1                   2
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                 240                  10                  86               4,981
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $        4,676,966  $          275,718  $        2,069,290  $        8,326,002
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......             319,892              16,322             177,710           3,867,870
   Minimum unit fair value #*.........  $        14.116551  $        16.350729  $        11.367425  $         1.578041
   Maximum unit fair value #*.........  $        14.924536  $        17.019429  $        11.499836  $        22.517905
   Contract liability.................  $        4,676,966  $          275,718  $        2,040,275  $        8,326,002

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --               2,523                  --
   Minimum unit fair value #*.........                  --                  --  $        11.499836                  --
   Maximum unit fair value #*.........                  --                  --  $        11.499836                  --
   Contract liability.................                  --                  --  $           29,015                  --

                                                                 HIMCO VIT
                                                              AMERICAN FUNDS
                                             HIMCO VIT         GLOBAL SMALL          HIMCO VIT           HIMCO VIT
                                          AMERICAN FUNDS      CAPITALIZATION      AMERICAN FUNDS      AMERICAN FUNDS
                                             BOND FUND             FUND             GROWTH FUND     INTERNATIONAL FUND
                                            SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                             (16)(17)            (16)(18)            (16)(19)            (16)(20)
                                        ------------------  ------------------  ------------------  ------------------
ASSETS:
   Investments:
     Number of shares.................               1,613                  11                 977                 813
                                        ==================  ==================  ==================  ==================
     Cost.............................  $           15,470  $               78  $            8,574  $            6,194
                                        ==================  ==================  ==================  ==================
     Market value.....................  $           15,486  $               83  $            9,315  $            6,381
   Due from Sponsor Company...........                  --                  --                  --                  --
   Receivable from fund shares sold...                  --                  --                  --                  --
   Other assets.......................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total assets.......................              15,486                  83               9,315               6,381
                                        ------------------  ------------------  ------------------  ------------------

LIABILITIES:
   Due to Sponsor Company.............                  --                  --                  --                  --
   Payable for fund shares purchased..                  --                  --                  --                  --
   Other liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------
   Total liabilities..................                  --                  --                  --                  --
                                        ------------------  ------------------  ------------------  ------------------

NET ASSETS:
   For contract liabilities...........  $           15,486  $               83  $            9,315  $            6,381
                                        ==================  ==================  ==================  ==================

DEFERRED CONTRACTS IN THE ACCUMULATION PERIOD:
   Units owned by participants #......               1,359                   7                 653                 618
   Minimum unit fair value #*.........  $        11.399986  $        11.333888  $        14.263752  $        10.323945
   Maximum unit fair value #*.........  $        11.399986  $        11.333888  $        14.263752  $        10.323945
   Contract liability.................  $           15,486  $               83  $            9,315  $            6,381

CONTRACTS IN PAYOUT (ANNUITIZATION) PERIOD:
   Units owned by participants #......                  --                  --                  --                  --
   Minimum unit fair value #*.........                  --                  --                  --                  --
   Maximum unit fair value #*.........                  --                  --                  --                  --
   Contract liability.................                  --                  --                  --                  --

#     Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(13) Effective April 28, 2014 Morgan Stanley Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.

(14)  Funded as of April 25, 2014.

(15) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(16)  Funded as of October 17, 2014.

(17) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-22

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-23

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                          ALLIANCEBERNSTEIN
                                                                            VPS BALANCED       ALLIANCEBERNSTEIN
                                                                           WEALTH STRATEGY     VPS INTERNATIONAL
                                                                              PORTFOLIO         VALUE PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         540,161   $        1,658,822
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (45,376)            (101,959)
   Mortality and expense risk charges..................................            (305,140)            (708,753)
                                                                         -------------------  -------------------
     Total expenses....................................................            (350,516)            (810,712)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             189,645              848,110
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             532,457           (4,351,000)
   Net realized gain distributions.....................................           3,454,439                   --
   Change in unrealized appreciation (depreciation) during the period..          (2,929,010)            (368,042)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,057,886           (4,719,042)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $       1,247,531   $       (3,870,932)
                                                                         ===================  ===================


                                                                          ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                          VPS SMALL/MID CAP        VPS VALUE
                                                                           VALUE PORTFOLIO         PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          62,059   $          462,469
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (26,175)             (58,052)
   Mortality and expense risk charges..................................            (182,014)            (401,730)
                                                                         -------------------  -------------------
     Total expenses....................................................            (208,189)            (459,782)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (146,130)               2,687
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             892,969              896,165
   Net realized gain distributions.....................................           1,530,859                   --
   Change in unrealized appreciation (depreciation) during the period..          (1,377,140)           1,624,445
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,046,688            2,520,610
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         900,558   $        2,523,297
                                                                         ===================  ===================


                                                                          ALLIANCEBERNSTEIN      INVESCO V.I.
                                                                          VPS INTERNATIONAL       GOVERNMENT
                                                                          GROWTH PORTFOLIO      SECURITIES FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $            6,951
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (47,609)              (5,537)
                                                                         -------------------  -------------------
     Total expenses....................................................             (47,609)              (5,537)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (47,609)               1,414
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              18,449                 (801)
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             (55,129)               3,475
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             (36,680)               2,674
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         (84,289)  $            4,088
                                                                         ===================  ===================


                                                                                                 INVESCO V.I.
                                                                            INVESCO V.I.         INTERNATIONAL
                                                                           HIGH YIELD FUND        GROWTH FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          19,867   $               70
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................              (8,366)                 (51)
                                                                         -------------------  -------------------
     Total expenses....................................................              (8,366)                 (51)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              11,501                   19
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              14,801                  130
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             (24,646)                (185)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................              (9,845)                 (55)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $           1,656   $              (36)
                                                                         ===================  ===================


                                                                            INVESCO V.I.         INVESCO V.I.
                                                                             DIVERSIFIED             MONEY
                                                                            DIVIDEND FUND         MARKET FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         127,266   $            1,382
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................            (109,891)            (155,741)
                                                                         -------------------  -------------------
     Total expenses....................................................            (109,891)            (155,741)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................              17,375             (154,359)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             412,145                   --
   Net realized gain distributions.....................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period..             367,183                   --
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             779,328                   --
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $         796,703   $         (154,359)
                                                                         ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-24

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-25

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                           AMERICAN FUNDS                           AMERICAN FUNDS
                                                                            GLOBAL GROWTH       AMERICAN FUNDS       GROWTH-INCOME
                                                                                FUND              GROWTH FUND            FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          23,950   $          96,022   $         123,995
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................              (3,123)            (16,576)            (13,141)
   Mortality and expense risk charges..................................             (38,592)           (228,958)           (183,527)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................             (41,715)           (245,534)           (196,668)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................             (17,765)           (149,512)            (72,673)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             226,329           1,233,241           1,142,070
   Net realized gain distributions.....................................             222,875             641,719             501,866
   Change in unrealized appreciation (depreciation) during the period..            (428,298)           (934,330)           (720,825)
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................              20,906             940,630             923,111
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $           3,141   $         791,118   $         850,438
                                                                         ===================  ==================  ==================

                                                                                                AMERICAN FUNDS
                                                                                                 GLOBAL SMALL
                                                                           AMERICAN FUNDS       CAPITALIZATION
                                                                         INTERNATIONAL FUND          FUND
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          59,275    $           1,293
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................              (6,280)              (1,656)
   Mortality and expense risk charges..................................             (75,359)             (21,197)
                                                                         -------------------  -------------------
     Total expenses....................................................             (81,639)             (22,853)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (22,364)             (21,560)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             209,869              215,308
   Net realized gain distributions.....................................                  --                5,456
   Change in unrealized appreciation (depreciation) during the period..            (373,546)            (195,736)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (163,677)              25,028
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...   $        (186,041)   $           3,468
                                                                         ===================  ===================

                                                                          STERLING CAPITAL
                                                                            EQUITY INCOME    STERLING CAPITAL    STERLING CAPITAL
                                                                         VARIABLE INSURANCE       SPECIAL          TOTAL RETURN
                                                                                FUND         OPPORTUNITIES VIF       BOND VIF
                                                                             SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          45,719   $           3,957   $         115,635
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (4,507)            (16,636)             (7,181)
   Mortality and expense risk charges..................................            (27,219)            (98,315)            (42,726)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (31,726)           (114,951)            (49,907)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             13,993            (110,994)             65,728
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (193,192)            650,431             (28,693)
   Net realized gain distributions.....................................                 --           1,026,803              43,789
   Change in unrealized appreciation (depreciation) during the period..            240,360            (398,508)             68,254
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             47,168           1,278,726              83,350
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          61,161   $       1,167,732   $         149,078
                                                                         ==================  ==================  ==================

                                                                             WELLS FARGO
                                                                            ADVANTAGE VT         FIDELITY VIP
                                                                            OMEGA GROWTH         EQUITY-INCOME
                                                                                FUND               PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              --   $         983,432
                                                                         -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (911)            (80,587)
   Mortality and expense risk charges..................................              (6,402)           (556,466)
                                                                         -------------------  ------------------
     Total expenses....................................................              (7,313)           (637,053)
                                                                         -------------------  ------------------
     Net investment income (loss)......................................              (7,313)            346,379
                                                                         -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              51,217             (50,652)
   Net realized gain distributions.....................................              89,692             550,570
   Change in unrealized appreciation (depreciation) during the period..            (122,550)          1,886,248
                                                                         -------------------  ------------------
     Net gain (loss) on investments....................................              18,359           2,386,166
                                                                         -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          11,046   $       2,732,545
                                                                         ===================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-26

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-27

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                 FIDELITY VIP
                                                                            FIDELITY VIP         CONTRAFUND(R)
                                                                          GROWTH PORTFOLIO         PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --   $        1,310,771
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (31,754)            (396,189)
   Mortality and expense risk charges..................................            (207,325)          (2,577,145)
                                                                         -------------------  -------------------
     Total expenses....................................................            (239,079)          (2,973,334)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (239,079)          (1,662,563)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           2,217,278            8,078,755
   Net realized gain distributions.....................................                  --            3,649,693
   Change in unrealized appreciation (depreciation) during the period..            (519,119)           8,885,395
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           1,698,159           20,613,843
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        1,459,080   $       18,951,280
                                                                         ===================  ===================


                                                                                                 FIDELITY VIP
                                                                            FIDELITY VIP       VALUE STRATEGIES
                                                                          MID CAP PORTFOLIO        PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            9,261   $           51,165
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................            (106,197)             (14,019)
   Mortality and expense risk charges..................................            (740,342)             (94,959)
                                                                         -------------------  -------------------
     Total expenses....................................................            (846,539)            (108,978)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................            (837,278)             (57,813)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           1,444,650              564,027
   Net realized gain distributions.....................................           1,331,082                   --
   Change in unrealized appreciation (depreciation) during the period..             332,853             (180,228)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................           3,108,585              383,799
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $        2,271,307   $          325,986
                                                                         ===================  ===================

                                                                            FIDELITY VIP
                                                                           DYNAMIC CAPITAL
                                                                            APPRECIATION        FRANKLIN INCOME
                                                                              PORTFOLIO            VIP FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $            6,640    $           2,605
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................                  --                   --
   Mortality and expense risk charges..................................             (45,711)                (549)
                                                                         -------------------  -------------------
     Total expenses....................................................             (45,711)                (549)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (39,071)               2,056
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             304,263                  412
   Net realized gain distributions.....................................             128,836                   --
   Change in unrealized appreciation (depreciation) during the period..            (133,184)                (608)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             299,915                 (196)
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $          260,844   $            1,860
                                                                         ===================  ===================


                                                                              FRANKLIN             FRANKLIN
                                                                            SMALL-MID CAP       SMALL CAP VALUE
                                                                           GROWTH VIP FUND         VIP FUND
                                                                           SUB-ACCOUNT (2)      SUB-ACCOUNT (3)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $               --    $              13
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................              (2,326)                  --
   Mortality and expense risk charges..................................             (30,287)                 (26)
                                                                         -------------------  -------------------
     Total expenses....................................................             (32,613)                 (26)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             (32,613)                 (13)
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              79,212                  107
   Net realized gain distributions.....................................             350,369                  194
   Change in unrealized appreciation (depreciation) during the period..            (309,333)                (285)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................             120,248                   16
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           87,635    $               3
                                                                         ===================  ===================


                                                                              FRANKLIN
                                                                          STRATEGIC INCOME      FRANKLIN MUTUAL
                                                                              VIP FUND          SHARES VIP FUND
                                                                           SUB-ACCOUNT (4)      SUB-ACCOUNT (5)
                                                                         -------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          287,861    $          86,705
                                                                         -------------------  -------------------

EXPENSES:
   Administrative charges..............................................              (6,446)              (5,905)
   Mortality and expense risk charges..................................             (70,456)             (73,946)
                                                                         -------------------  -------------------
     Total expenses....................................................             (76,902)             (79,851)
                                                                         -------------------  -------------------
     Net investment income (loss)......................................             210,959                6,854
                                                                         -------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              64,404              408,044
   Net realized gain distributions.....................................              91,873               22,565
   Change in unrealized appreciation (depreciation) during the period..            (321,056)            (200,537)
                                                                         -------------------  -------------------
     Net gain (loss) on investments....................................            (164,779)             230,072
                                                                         -------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $           46,180    $         236,926
                                                                         ===================  ===================

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(5)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-28

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-29

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             TEMPLETON                               TEMPLETON
                                                                            DEVELOPING            TEMPLETON       GLOBAL BOND VIP
                                                                         MARKETS VIP FUND      GROWTH VIP FUND         FUND
                                                                          SUB-ACCOUNT (6)      SUB-ACCOUNT (7)    SUB-ACCOUNT (8)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          10,819   $          16,656   $             132
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (806)             (1,565)                 --
   Mortality and expense risk charges..................................            (10,966)            (20,926)                (36)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (11,772)            (22,491)                (36)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................               (953)             (5,835)                 96
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             10,997             106,669                   8
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            (70,930)           (148,015)                (93)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (59,933)            (41,346)                (85)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         (60,886)  $         (47,181)  $              11
                                                                         ==================  ==================  ==================

                                                                                              HARTFORD TOTAL      HARTFORD CAPITAL
                                                                          HARTFORD BALANCED     RETURN BOND         APPRECIATION
                                                                              HLS FUND           HLS FUND             HLS FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         414,936   $       9,117,336   $         315,470
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (49,114)           (572,637)                 --
   Mortality and expense risk charges..................................           (328,055)         (3,566,114)           (574,813)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (377,169)         (4,138,751)           (574,813)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             37,767           4,978,585            (259,343)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,072,620           1,455,926           5,165,761
   Net realized gain distributions.....................................                 --                  --           5,314,964
   Change in unrealized appreciation (depreciation) during the period..            853,702           6,622,421          (8,021,078)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,926,322           8,078,347           2,459,647
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,964,089   $      13,056,932   $       2,200,304
                                                                         ==================  ==================  ==================

                                                                         HARTFORD DIVIDEND     HARTFORD GLOBAL
                                                                            AND GROWTH            RESEARCH        HARTFORD GLOBAL
                                                                             HLS FUND             HLS FUND        GROWTH HLS FUND
                                                                            SUB-ACCOUNT        SUB-ACCOUNT (9)    SUB-ACCOUNT (9)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $       3,122,675   $          17,119   $          21,573
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................           (363,278)                 --              (7,997)
   Mortality and expense risk charges..................................         (2,358,034)             (8,180)            (60,909)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................         (2,721,312)             (8,180)            (68,906)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            401,363               8,939             (47,333)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          9,697,794             320,203             449,133
   Net realized gain distributions.....................................         21,723,781              39,741                  --
   Change in unrealized appreciation (depreciation) during the period..        (12,042,178)           (297,431)           (198,605)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................         19,379,397              62,513             250,528
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $      19,780,760   $          71,452   $         203,195
                                                                         ==================  ==================  ==================

                                                                              HARTFORD
                                                                             DISCIPLINED
                                                                           EQUITY HLS FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         609,878
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................           (188,477)
   Mortality and expense risk charges..................................         (1,305,389)
                                                                         ------------------
     Total expenses....................................................         (1,493,866)
                                                                         ------------------
     Net investment income (loss)......................................           (883,988)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................         11,283,470
   Net realized gain distributions.....................................            859,152
   Change in unrealized appreciation (depreciation) during the period..          1,365,216
                                                                         ------------------
     Net gain (loss) on investments....................................         13,507,838
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $      12,623,850
                                                                         ==================

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(7)   Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(8)   Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(9) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-30

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-31

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                               HARTFORD GROWTH
                                                                          HARTFORD GROWTH       OPPORTUNITIES      HARTFORD HIGH
                                                                             HLS FUND             HLS FUND        YIELD HLS FUND
                                                                         SUB-ACCOUNT (10)     SUB-ACCOUNT (10)      SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           6,498   $          68,386   $       1,995,320
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (7,492)            (72,761)            (54,767)
   Mortality and expense risk charges..................................            (51,782)           (488,216)           (374,857)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (59,274)           (560,977)           (429,624)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (52,776)           (492,591)          1,565,696
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            612,909           2,061,070             365,091
   Net realized gain distributions.....................................          2,253,455           6,441,457                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,575,146)         (3,633,695)         (1,450,543)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            291,218           4,868,832          (1,085,452)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         238,442   $       4,376,241   $         480,244
                                                                         ==================  ==================  ==================

                                                                                                 HARTFORD
                                                                                               INTERNATIONAL          HARTFORD
                                                                           HARTFORD INDEX      OPPORTUNITIES        SMALL/MID CAP
                                                                              HLS FUND           HLS FUND          EQUITY HLS FUND
                                                                          SUB-ACCOUNT (15)      SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         115,333   $       1,279,389    $         57,797
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (13,139)           (118,395)                 --
   Mortality and expense risk charges..................................            (79,718)           (760,516)            (56,288)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (92,857)           (878,911)            (56,288)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             22,476             400,478               1,509
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,320,398           1,316,034             243,603
   Net realized gain distributions.....................................            354,873                  --             701,841
   Change in unrealized appreciation (depreciation) during the period..         (1,523,369)         (4,731,640)           (815,923)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            151,902          (3,415,606)            129,521
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         174,378   $      (3,015,128)  $         131,030
                                                                         ==================  ==================  ==================


                                                                                                  HARTFORD        HARTFORD SMALL
                                                                          HARTFORD MIDCAP        ULTRASHORT           COMPANY
                                                                          VALUE HLS FUND        BOND HLS FUND        HLS FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          22,623   $              --   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --             (61,712)                 --
   Mortality and expense risk charges..................................            (49,412)           (414,108)           (311,674)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (49,412)           (475,820)           (311,674)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (26,789)           (475,820)           (311,674)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            314,596              24,802           1,315,451
   Net realized gain distributions.....................................            428,911                  --           3,655,948
   Change in unrealized appreciation (depreciation) during the period..           (526,232)             16,756          (3,549,336)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            217,275              41,558           1,422,063
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         190,486   $        (434,262)  $       1,110,389
                                                                         ==================  ==================  ==================



                                                                          HARTFORD SMALLCAP
                                                                           GROWTH HLS FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          9,847
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (31,234)
   Mortality and expense risk charges..................................           (208,655)
                                                                         ------------------
     Total expenses....................................................           (239,889)
                                                                         ------------------
     Net investment income (loss)......................................           (230,042)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,687,711
   Net realized gain distributions.....................................          2,770,197
   Change in unrealized appreciation (depreciation) during the period..         (3,743,973)
                                                                         ------------------
     Net gain (loss) on investments....................................            713,935
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        483,893
                                                                         ==================

(10) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(15) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-32

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-33

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                 HARTFORD
                                                                                              U.S. GOVERNMENT
                                                                          HARTFORD STOCK        SECURITIES         HARTFORD VALUE
                                                                             HLS FUND            HLS FUND             HLS FUND
                                                                            SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         168,730   $       1,732,875   $         556,964
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (18,781)           (153,475)            (80,141)
   Mortality and expense risk charges..................................           (136,064)         (1,049,174)           (532,075)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (154,845)         (1,202,649)           (612,216)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             13,885             530,226             (55,252)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            628,354          (1,189,328)          3,248,030
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            239,217           1,682,725             546,091
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            867,571             493,397           3,794,121
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         881,456   $       1,023,623   $       3,738,869
                                                                         ==================  ==================  ==================

                                                                                               AMERICAN FUNDS
                                                                                                GLOBAL SMALL
                                                                          AMERICAN FUNDS       CAPITALIZATION     AMERICAN FUNDS
                                                                           BOND HLS FUND          HLS FUND        GROWTH HLS FUND
                                                                         SUB-ACCOUNT (17)     SUB-ACCOUNT (18)   SUB-ACCOUNT (19)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $             272   $              --   $              69
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................               (123)                 --                 (72)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................               (123)                 --                 (72)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................                149                  --                  (3)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................               (440)                (17)                769
   Net realized gain distributions.....................................                723                  18               3,080
   Change in unrealized appreciation (depreciation) during the period..                178                  (5)             (3,930)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                461                  (4)                (81)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             610   $              (4)  $             (84)
                                                                         ==================  ==================  ==================


                                                                           AMERICAN FUNDS        HUNTINGTON VA      HUNTINGTON VA
                                                                            INTERNATIONAL        INCOME EQUITY    DIVIDEND CAPTURE
                                                                              HLS FUND               FUND               FUND
                                                                          SUB-ACCOUNT (20)     SUB-ACCOUNT (11)   SUB-ACCOUNT (11)
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $              74   $          70,739   $         127,693
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                  --                (994)             (5,796)
   Mortality and expense risk charges..................................                 (51)             (5,940)            (37,860)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................                 (51)             (6,934)            (43,656)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................                  23              63,805              84,037
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                (204)            (57,906)             68,066
   Net realized gain distributions.....................................               1,351              30,367                  --
   Change in unrealized appreciation (depreciation) during the period..              (1,588)             24,182              66,133
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................                (441)             (3,357)            134,199
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $            (418)  $          60,448   $         218,236
                                                                         ===================  ==================  ==================



                                                                            HUNTINGTON VA
                                                                             GROWTH FUND
                                                                          SUB-ACCOUNT (21)
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          1,666
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................               (750)
   Mortality and expense risk charges..................................             (4,510)
                                                                         ------------------
     Total expenses....................................................             (5,260)
                                                                         ------------------
     Net investment income (loss)......................................             (3,594)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (522,789)
   Net realized gain distributions.....................................            676,433
   Change in unrealized appreciation (depreciation) during the period..           (175,023)
                                                                         ------------------
     Net gain (loss) on investments....................................            (21,379)
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $        (24,973)
                                                                         ==================

(11) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(17) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(21)  Effective May 16, 2014 Huntington VA Growth Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-34

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-35

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                            HUNTINGTON VA      HUNTINGTON VA        HUNTINGTON VA
                                                                          MID CORP AMERICA   ROTATING MARKETS       INTERNATIONAL
                                                                                FUND               FUND              EQUITY FUND
                                                                          SUB-ACCOUNT (12)   SUB-ACCOUNT (22)        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          24,892   $           2,150   $          22,389
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (2,495)               (534)                 --
   Mortality and expense risk charges..................................            (14,511)             (3,428)            (17,717)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (17,006)             (3,962)            (17,717)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................              7,886              (1,812)              4,672
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................           (894,619)           (179,066)             85,851
   Net realized gain distributions.....................................          1,529,515             161,294                  --
   Change in unrealized appreciation (depreciation) during the period..           (590,784)             12,519            (184,867)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             44,112              (5,253)            (99,016)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          51,998   $          (7,065)  $         (94,344)
                                                                         ==================  ==================  ==================


                                                                            HUNTINGTON VA                            LORD ABBETT
                                                                              MORTGAGE         HUNTINGTON VA         FUNDAMENTAL
                                                                           SECURITIES FUND      SITUS FUND           EQUITY FUND
                                                                          SUB-ACCOUNT (23)   SUB-ACCOUNT (12)        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         27,124   $          12,632    $         50,121
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --              (6,818)            (24,244)
   Mortality and expense risk charges..................................             (3,625)            (43,731)           (147,942)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (3,625)            (50,549)           (172,186)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             23,499             (37,917)           (122,065)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (16,699)            417,247             417,392
   Net realized gain distributions.....................................             15,779             130,215           1,983,488
   Change in unrealized appreciation (depreciation) during the period..            (17,814)           (712,412)         (1,647,382)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            (18,734)           (164,950)            753,498
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $          4,765   $        (202,867)   $        631,433
                                                                         ==================  ==================  ==================

                                                                            LORD ABBETT
                                                                            CALIBRATED           LORD ABBETT         LORD ABBETT
                                                                          DIVIDEND GROWTH      BOND-DEBENTURE     GROWTH AND INCOME
                                                                               FUND                 FUND                FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                                                         ------------------  ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          76,292   $       1,378,173    $         452,660
                                                                         ------------------  ------------------  -------------------

EXPENSES:
   Administrative charges..............................................             (9,171)            (65,209)            (144,035)
   Mortality and expense risk charges..................................            (63,483)           (446,356)            (904,029)
                                                                         ------------------  ------------------  -------------------
     Total expenses....................................................            (72,654)           (511,565)          (1,048,064)
                                                                         ------------------  ------------------  -------------------
     Net investment income (loss)......................................              3,638             866,608             (595,404)
                                                                         ------------------  ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            133,581             677,255            3,814,601
   Net realized gain distributions.....................................            598,158             782,991                   --
   Change in unrealized appreciation (depreciation) during the period..           (307,250)         (1,291,585)             877,589
                                                                         ------------------  ------------------  -------------------
     Net gain (loss) on investments....................................            424,489             168,661            4,692,190
                                                                         ------------------  ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         428,127   $       1,035,269    $       4,096,786
                                                                         ==================  ==================  ===================



                                                                             LORD ABBETT
                                                                         CLASSIC STOCK FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          27,242
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................             (8,245)
   Mortality and expense risk charges..................................            (56,628)
                                                                         ------------------
     Total expenses....................................................            (64,873)
                                                                         ------------------
     Net investment income (loss)......................................            (37,631)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            233,548
   Net realized gain distributions.....................................            475,498
   Change in unrealized appreciation (depreciation) during the period..           (372,114)
                                                                         ------------------
     Net gain (loss) on investments....................................            336,932
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...  $         299,301
                                                                         ==================

(12) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.

(22) Effective May 16, 2014 Huntington VA Rotating Markets Fund was liquidated.

(23) Effective May 16, 2014 Huntington VA Mortgage Securities Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-36

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-37

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                                  MFS(R) INVESTORS
                                                                         MFS(R) CORE EQUITY    MFS(R) GROWTH        GROWTH STOCK
                                                                                FUND               FUND                 FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           3,773   $             454   $           2,143
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (745)               (623)               (618)
   Mortality and expense risk charges..................................             (7,297)             (6,569)             (5,721)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................             (8,042)             (7,192)             (6,339)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (4,269)             (6,738)             (4,196)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              7,478               7,318               7,576
   Net realized gain distributions.....................................                 --              28,985              23,024
   Change in unrealized appreciation (depreciation) during the period..             41,705                 824              12,480
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             49,183              37,127              43,080
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          44,914   $          30,389   $          38,884
                                                                         ==================  ==================  ==================


                                                                         MFS(R) INVESTORS       MFS(R) TOTAL
                                                                            TRUST FUND           RETURN FUND     MFS(R) VALUE FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           5,198    $         84,213   $             121
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (692)             (5,885)                 --
   Mortality and expense risk charges..................................            (10,193)            (76,353)                (91)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (10,885)            (82,238)                (91)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (5,687)              1,975                  30
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             45,928             213,659                 429
   Net realized gain distributions.....................................             42,485             117,210                 284
   Change in unrealized appreciation (depreciation) during the period..            (37,158)            (41,663)                 56
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             51,255             289,206                 769
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          45,568    $        291,181   $             799
                                                                         ==================  ==================  ==================

                                                                           INVESCO V.I.         UIF CORE PLUS      UIF EMERGING
                                                                            EQUITY AND          FIXED INCOME       MARKETS DEBT
                                                                            INCOME FUND           PORTFOLIO          PORTFOLIO
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          49,838   $         130,751   $          27,433
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,342)             (5,797)               (731)
   Mortality and expense risk charges..................................            (42,955)            (68,300)             (7,808)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (44,297)            (74,097)             (8,539)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................              5,541              56,654              18,894
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            110,662             (13,061)                505
   Net realized gain distributions.....................................            140,118                  --               3,774
   Change in unrealized appreciation (depreciation) during the period..            (47,666)            228,614             (16,474)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            203,114             215,553             (12,195)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         208,655   $         272,207   $           6,699
                                                                         ==================  ==================  ==================

                                                                            UIF EMERGING
                                                                           MARKETS EQUITY
                                                                              PORTFOLIO
                                                                             SUB-ACCOUNT
                                                                         -------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          42,288
                                                                         -------------------

EXPENSES:
   Administrative charges..............................................             (24,449)
   Mortality and expense risk charges..................................            (176,461)
                                                                         -------------------
     Total expenses....................................................            (200,910)
                                                                         -------------------
     Net investment income (loss)......................................            (158,622)
                                                                         -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            (821,002)
   Net realized gain distributions.....................................                  --
   Change in unrealized appreciation (depreciation) during the period..             329,678
                                                                         -------------------
     Net gain (loss) on investments....................................            (491,324)
                                                                         -------------------
     Net increase (decrease) in net assets resulting from operations...   $        (649,946)
                                                                         ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-38

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-39

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                            UIF GROWTH           UIF MID CAP
                                                                             PORTFOLIO        GROWTH PORTFOLIO
                                                                            SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              --    $              --
                                                                         ------------------  -------------------

EXPENSES:
   Administrative charges..............................................                 --              (13,772)
   Mortality and expense risk charges..................................           (147,934)             (92,498)
                                                                         ------------------  -------------------
     Total expenses....................................................           (147,934)            (106,270)
                                                                         ------------------  -------------------
     Net investment income (loss)......................................           (147,934)            (106,270)
                                                                         ------------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            252,593              151,773
   Net realized gain distributions.....................................            701,138              949,148
   Change in unrealized appreciation (depreciation) during the period..           (343,121)          (1,020,081)
                                                                         ------------------  -------------------
     Net gain (loss) on investments....................................            610,610               80,840
                                                                         ------------------  -------------------
     Net increase (decrease) in net assets resulting from operations...  $         462,676    $         (25,430)
                                                                         ==================  ===================


                                                                            INVESCO V.I.        MORGAN STANLEY     MORGAN STANLEY
                                                                           AMERICAN VALUE       MID CAP GROWTH      MONEY MARKET
                                                                                FUND               PORTFOLIO          PORTFOLIO
                                                                             SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         -------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $          21,453   $              --   $             446
                                                                         -------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (17,108)             (3,168)             (5,561)
   Mortality and expense risk charges..................................            (125,296)            (27,361)            (56,270)
                                                                         -------------------  ------------------  ------------------
     Total expenses....................................................            (142,404)            (30,529)            (61,831)
                                                                         -------------------  ------------------  ------------------
     Net investment income (loss)......................................            (120,951)            (30,529)            (61,385)
                                                                         -------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             521,147             234,253                  --
   Net realized gain distributions.....................................             714,778             207,565                  --
   Change in unrealized appreciation (depreciation) during the period..            (429,016)           (419,108)                 --
                                                                         -------------------  ------------------  ------------------
     Net gain (loss) on investments....................................             806,909              22,710                  --
                                                                         -------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $         685,958   $          (7,819)  $         (61,385)
                                                                         ===================  ==================  ==================

                                                                          MORGAN STANLEY
                                                                              GLOBAL            INVESCO V.I.           UIF SMALL
                                                                          INFRASTRUCTURE      EQUALLY-WEIGHTED          COMPANY
                                                                             PORTFOLIO          S&P 500 FUND       GROWTH PORTFOLIO
                                                                         SUB-ACCOUNT (13)        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          35,434    $          96,067   $              --
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (1,021)             (10,466)                 --
   Mortality and expense risk charges..................................             (9,193)            (109,845)             (5,671)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................            (10,214)            (120,311)             (5,671)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................             25,220              (24,244)             (5,671)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            422,779              206,860               5,025
   Net realized gain distributions.....................................            400,671            1,147,827              78,472
   Change in unrealized appreciation (depreciation) during the period..           (730,925)            (516,557)           (123,893)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................             92,525              838,130             (40,396)
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         117,745    $         813,886   $         (46,067)
                                                                         ==================  ===================  ==================


                                                                             UIF GLOBAL         OPPENHEIMER
                                                                              FRANCHISE      DISCOVERY MID CAP
                                                                              PORTFOLIO       GROWTH FUND/VA
                                                                             SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $           9,467   $              --
                                                                         ------------------  ------------------

EXPENSES:
   Administrative charges..............................................               (562)             (6,208)
   Mortality and expense risk charges..................................             (8,286)            (41,245)
                                                                         ------------------  ------------------
     Total expenses....................................................             (8,848)            (47,453)
                                                                         ------------------  ------------------
     Net investment income (loss)......................................                619             (47,453)
                                                                         ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              3,249             660,583
   Net realized gain distributions.....................................             67,069                  --
   Change in unrealized appreciation (depreciation) during the period..            (60,783)           (524,306)
                                                                         ------------------  ------------------
     Net gain (loss) on investments....................................              9,535             136,277
                                                                         ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $          10,154   $          88,824
                                                                         ==================  ==================

(13) Effective April 28, 2014 Morgan Stanley Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-40

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-41

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                             OPPENHEIMER
                                                                               CAPITAL                              OPPENHEIMER
                                                                            APPRECIATION         OPPENHEIMER        MAIN STREET
                                                                               FUND/VA         GLOBAL FUND/VA       FUND(R)/VA
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          52,949    $        886,267   $          35,848
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (54,532)           (198,706)            (11,833)
   Mortality and expense risk charges..................................           (375,539)         (1,287,109)            (90,119)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (430,071)         (1,485,815)           (101,952)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (377,122)           (599,548)            (66,104)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          3,165,093           4,465,711             532,408
   Net realized gain distributions.....................................            708,967           4,663,137             126,032
   Change in unrealized appreciation (depreciation) during the period..            (47,258)         (7,746,593)            (92,712)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          3,826,802           1,382,255             565,728
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       3,449,680    $        782,707   $         499,624
                                                                         ==================  ==================  ==================

                                                                             OPPENHEIMER
                                                                             MAIN STREET          PUTNAM VT          PUTNAM VT
                                                                              SMALL CAP      DIVERSIFIED INCOME    GLOBAL ASSET
                                                                               FUND/VA              FUND          ALLOCATION FUND
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         241,689    $      2,218,677   $         124,016
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (74,785)            (52,188)             (9,971)
   Mortality and expense risk charges..................................           (516,756)           (335,802)            (65,077)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (591,541)           (387,990)            (75,048)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................           (349,852)          1,830,687              48,968
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          3,374,942            (700,766)            432,873
   Net realized gain distributions.....................................          5,364,293                  --             212,125
   Change in unrealized appreciation (depreciation) during the period..         (4,896,824)         (1,290,374)           (315,777)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          3,842,411          (1,991,140)            329,221
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       3,492,559    $       (160,453)  $         378,189
                                                                         ==================  ==================  ==================


                                                                              PUTNAM VT          PUTNAM VT            PUTNAM VT
                                                                             GROWTH AND        INTERNATIONAL        INTERNATIONAL
                                                                             INCOME FUND        VALUE FUND           EQUITY FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         59,852   $          51,309   $         269,906
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (8,292)                 --             (54,763)
   Mortality and expense risk charges..................................            (53,651)            (46,820)           (383,356)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (61,943)            (46,820)           (438,119)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................             (2,091)              4,489            (168,213)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            130,930              79,596          (1,068,374)
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..            229,767            (456,475)           (991,377)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            360,697            (376,879)         (2,059,751)
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        358,606   $        (372,390)  $      (2,227,964)
                                                                         ==================  ==================  ==================



                                                                              PUTNAM VT
                                                                           INVESTORS FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $        231,172
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................            (37,107)
   Mortality and expense risk charges..................................           (246,218)
                                                                         ------------------
     Total expenses....................................................           (283,325)
                                                                         ------------------
     Net investment income (loss)......................................            (52,153)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,805,553
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..            396,587
                                                                         ------------------
     Net gain (loss) on investments....................................          2,202,140
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $      2,149,987
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-42

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-43

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              PUTNAM VT          PUTNAM VT            PUTNAM VT
                                                                          MULTI-CAP GROWTH    SMALL CAP VALUE       GEORGE PUTNAM
                                                                                FUND               FUND             BALANCED FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $         15,434   $         110,892    $         42,779
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --             (43,891)             (5,259)
   Mortality and expense risk charges..................................            (61,032)           (308,098)            (33,825)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (61,032)           (351,989)            (39,084)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (45,598)           (241,097)              3,695
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            360,715          (1,487,696)            (47,499)
   Net realized gain distributions.....................................                 --           5,488,567                  --
   Change in unrealized appreciation (depreciation) during the period..            209,149          (3,413,330)            272,385
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            569,864             587,541             224,886
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        524,266   $         346,444    $        228,581
                                                                         ==================  ==================  ==================

                                                                                                  PUTNAM VT
                                                                             PUTNAM VT          EQUITY INCOME    PIONEER FUND VCT
                                                                           VOYAGER FUND             FUND             PORTFOLIO
                                                                            SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          27,682   $         119,861   $           1,433
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (6,995)                 --                  --
   Mortality and expense risk charges..................................            (49,176)            (98,749)             (3,268)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (56,171)            (98,749)             (3,268)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (28,489)             21,112              (1,835)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            537,802           1,222,997               3,839
   Net realized gain distributions.....................................             71,030                  --              11,024
   Change in unrealized appreciation (depreciation) during the period..           (317,197)           (573,480)                 (5)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            291,635             649,517              14,858
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         263,146   $         670,629   $          13,023
                                                                         ==================  ==================  ==================

                                                                            INVESCO V.I.                           INVESCO V.I.
                                                                             GROWTH AND         INVESCO V.I.         AMERICAN
                                                                             INCOME FUND        COMSTOCK FUND        FRANCHISE
                                                                             SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $         316,147    $        338,369   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................            (41,531)            (62,947)               (202)
   Mortality and expense risk charges..................................           (299,164)           (462,048)             (2,497)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................           (340,695)           (524,995)             (2,699)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (24,548)           (186,626)             (2,699)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................          1,478,541           2,942,475              58,415
   Net realized gain distributions.....................................          2,445,980                  --                  --
   Change in unrealized appreciation (depreciation) during the period..         (2,155,747)           (434,475)            (49,344)
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................          1,768,774           2,508,000               9,071
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $       1,744,226    $      2,321,374   $           6,372
                                                                         ==================  ==================  ==================

                                                                            INVESCO V.I.
                                                                           MID CAP GROWTH
                                                                                FUND
                                                                             SUB-ACCOUNT
                                                                         ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --
                                                                         ------------------

EXPENSES:
   Administrative charges..............................................                 --
   Mortality and expense risk charges..................................             (2,944)
                                                                         ------------------
     Total expenses....................................................             (2,944)
                                                                         ------------------
     Net investment income (loss)......................................             (2,944)
                                                                         ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................              3,414
   Net realized gain distributions.....................................                 --
   Change in unrealized appreciation (depreciation) during the period..              7,221
                                                                         ------------------
     Net gain (loss) on investments....................................             10,635
                                                                         ------------------
     Net increase (decrease) in net assets resulting from operations...   $          7,691
                                                                         ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-44

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-45

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                            WELLS FARGO          WELLS FARGO          WELLS FARGO
                                                                           ADVANTAGE VT         ADVANTAGE VT         ADVANTAGE VT
                                                                          INTRINSIC VALUE       INTERNATIONAL      SMALL CAP GROWTH
                                                                               FUND              EQUITY FUND             FUND
                                                                            SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                                                         ------------------  -------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $              40    $          45,720   $              --
                                                                         ------------------  -------------------  ------------------

EXPENSES:
   Administrative charges..............................................                (11)                  --                  (9)
   Mortality and expense risk charges..................................                (76)             (23,788)            (34,951)
                                                                         ------------------  -------------------  ------------------
     Total expenses....................................................                (87)             (23,788)            (34,960)
                                                                         ------------------  -------------------  ------------------
     Net investment income (loss)......................................                (47)              21,932             (34,960)
                                                                         ------------------  -------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................                100                1,761             179,636
   Net realized gain distributions.....................................                 --               35,765             200,968
   Change in unrealized appreciation (depreciation) during the period..                377             (168,832)           (430,822)
                                                                         ------------------  -------------------  ------------------
     Net gain (loss) on investments....................................                477             (131,306)            (50,218)
                                                                         ------------------  -------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $             430    $        (109,374)  $         (85,178)
                                                                         ==================  ===================  ==================



                                                                            WELLS FARGO                             UIF GLOBAL
                                                                           ADVANTAGE VT          WELLS FARGO      INFRASTRUCTURE
                                                                          SMALL CAP VALUE       ADVANTAGE VT         PORTFOLIO
                                                                               FUND           OPPORTUNITY FUND      SUB-ACCOUNT
                                                                            SUB-ACCOUNT          SUB-ACCOUNT         (13)(14)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................  $          32,993   $             917   $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................                 --                  --                  --
   Mortality and expense risk charges..................................            (86,653)             (4,041)            (22,432)
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (86,653)             (4,041)            (22,432)
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (53,660)             (3,124)            (22,432)
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................            603,920              23,052              15,014
   Net realized gain distributions.....................................                 --                  --                  --
   Change in unrealized appreciation (depreciation) during the period..           (319,669)              5,476             164,238
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            284,251              28,528             179,252
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...  $         230,591   $          25,404   $         156,820
                                                                         ==================  ==================  ==================

                                                                                                                      HIMCO VIT
                                                                                                                   AMERICAN FUNDS
                                                                                                 HIMCO VIT          GLOBAL SMALL
                                                                              HIMCO VIT       AMERICAN FUNDS       CAPITALIZATION
                                                                             INDEX FUND          BOND FUND              FUND
                                                                             SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                                                                              (15)(16)           (16)(17)             (16)(18)
                                                                         ------------------  ------------------  ------------------
INVESTMENT INCOME:
   Dividends...........................................................   $             --   $              --    $              --
                                                                         ------------------  ------------------  ------------------

EXPENSES:
   Administrative charges..............................................             (2,161)                 (6)                  --
   Mortality and expense risk charges..................................            (21,981)                (25)                  --
                                                                         ------------------  ------------------  ------------------
     Total expenses....................................................            (24,142)                (31)                  --
                                                                         ------------------  ------------------  ------------------
     Net investment income (loss)......................................            (24,142)                (31)                  --
                                                                         ------------------  ------------------  ------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions...................             47,396                  --                   --
   Net realized gain distributions.....................................                 --                  --                   --
   Change in unrealized appreciation (depreciation) during the period..            683,650                  16                    5
                                                                         ------------------  ------------------  ------------------
     Net gain (loss) on investments....................................            731,046                  16                    5
                                                                         ------------------  ------------------  ------------------
     Net increase (decrease) in net assets resulting from operations...   $        706,904   $             (15)   $               5
                                                                         ==================  ==================  ==================

(13) Effective April 28, 2014 Morgan Stanley Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.

(14)  Funded as of April 25, 2014.

(15) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(16)  Funded as of October 17, 2014.

(17) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-46

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-47

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF OPERATIONS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                HIMCO VIT             HIMCO VIT
                                                                                             AMERICAN FUNDS        AMERICAN FUNDS
                                                                                               GROWTH FUND       INTERNATIONAL FUND
                                                                                               SUB-ACCOUNT           SUB-ACCOUNT
                                                                                                (16)(19)              (16)(20)
                                                                                          --------------------  --------------------
INVESTMENT INCOME:
   Dividends............................................................................   $               --    $               --
                                                                                          --------------------  --------------------

EXPENSES:
   Administrative charges...............................................................                   (4)                   (3)
   Mortality and expense risk charges...................................................                  (15)                  (11)
                                                                                          --------------------  --------------------
     Total expenses.....................................................................                  (19)                  (14)
                                                                                          --------------------  --------------------
     Net investment income (loss).......................................................                  (19)                  (14)
                                                                                          --------------------  --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on security transactions....................................                    4                     2
   Net realized gain distributions......................................................                   --                    --
   Change in unrealized appreciation (depreciation) during the period...................                  741                   186
                                                                                          --------------------  --------------------
     Net gain (loss) on investments.....................................................                  745                   188
                                                                                          --------------------  --------------------
     Net increase (decrease) in net assets resulting from operations....................   $              726    $              174
                                                                                          ====================  ====================

(16)  Funded as of October 17, 2014.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-48

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-49

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED      ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY    VPS INTERNATIONAL
                                                                                  PORTFOLIO        VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         189,645   $          848,110
   Net realized gain (loss) on security transactions.......................            532,457           (4,351,000)
   Net realized gain distributions.........................................          3,454,439                   --
   Change in unrealized appreciation (depreciation) during the period......         (2,929,010)            (368,042)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          1,247,531           (3,870,932)
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             89,806              262,697
   Net transfers...........................................................             51,727            1,887,944
   Surrenders for benefit payments and fees................................         (5,575,545)         (11,610,555)
   Other transactions......................................................               (189)              19,127
   Death benefits..........................................................           (121,994)            (867,114)
   Net annuity transactions................................................               (351)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (5,556,546)         (10,307,901)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (4,309,015)         (14,178,833)

NET ASSETS:
   Beginning of period.....................................................         25,099,009           58,441,869
                                                                             ------------------  -------------------
   End of period...........................................................  $      20,789,994   $       44,263,036
                                                                             ==================  ===================


                                                                              ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                              VPS SMALL/MID CAP        VPS VALUE
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (146,130)  $            2,687
   Net realized gain (loss) on security transactions.......................             892,969              896,165
   Net realized gain distributions.........................................           1,530,859                   --
   Change in unrealized appreciation (depreciation) during the period......          (1,377,140)           1,624,445
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             900,558            2,523,297
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              83,141              150,839
   Net transfers...........................................................            (452,670)          (2,331,312)
   Surrenders for benefit payments and fees................................          (3,197,011)          (6,584,415)
   Other transactions......................................................               1,504                8,394
   Death benefits..........................................................            (160,894)            (504,274)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,725,930)          (9,260,768)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (2,825,372)          (6,737,471)

NET ASSETS:
   Beginning of period.....................................................          15,164,912           33,359,556
                                                                             -------------------  -------------------
   End of period...........................................................  $       12,339,540   $       26,622,085
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN      INVESCO V.I.
                                                                              VPS INTERNATIONAL       GOVERNMENT
                                                                              GROWTH PORTFOLIO      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (47,609)  $            1,414
   Net realized gain (loss) on security transactions.......................              18,449                 (801)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             (55,129)               3,475
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             (84,289)               4,088
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               2,072                   --
   Net transfers...........................................................              83,202               (7,337)
   Surrenders for benefit payments and fees................................            (819,028)             (43,770)
   Other transactions......................................................                  13                   --
   Death benefits..........................................................             (60,049)                 501
   Net annuity transactions................................................                  --               25,694
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (793,790)             (24,912)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (878,079)             (20,824)

NET ASSETS:
   Beginning of period.....................................................           3,700,526              254,307
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,822,447   $          233,483
                                                                             ===================  ===================


                                                                                                    INVESCO V.I.
                                                                               INVESCO V.I.         INTERNATIONAL
                                                                              HIGH YIELD FUND        GROWTH FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          11,501   $               19
   Net realized gain (loss) on security transactions.......................             14,801                  130
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......            (24,646)                (185)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              1,656                  (36)
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                   96
   Net transfers...........................................................             26,938                  147
   Surrenders for benefit payments and fees................................            (80,287)                (227)
   Other transactions......................................................                 (2)                  --
   Death benefits..........................................................            (35,366)                  --
   Net annuity transactions................................................               (260)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (88,977)                  16
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................            (87,321)                 (20)

NET ASSETS:
   Beginning of period.....................................................            500,203                5,139
                                                                             ------------------  -------------------
   End of period...........................................................  $         412,882   $            5,119
                                                                             ==================  ===================


                                                                                INVESCO V.I.        INVESCO V.I.
                                                                                 DIVERSIFIED            MONEY
                                                                                DIVIDEND FUND        MARKET FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          17,375   $         (154,359)
   Net realized gain (loss) on security transactions.......................            412,145                   --
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......            367,183                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            796,703             (154,359)
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,668              287,719
   Net transfers...........................................................             23,207           36,838,944
   Surrenders for benefit payments and fees................................           (920,233)         (34,899,526)
   Other transactions......................................................                (10)              24,800
   Death benefits..........................................................           (285,334)            (315,036)
   Net annuity transactions................................................            (32,827)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,213,529)           1,936,901
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (416,826)           1,782,542

NET ASSETS:
   Beginning of period.....................................................          7,965,940            8,037,869
                                                                             ------------------  -------------------
   End of period...........................................................  $       7,549,114   $        9,820,411
                                                                             ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-50

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-51

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                AMERICAN FUNDS
                                                                                 GLOBAL GROWTH       AMERICAN FUNDS
                                                                                     FUND              GROWTH FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (17,765)   $        (149,512)
   Net realized gain (loss) on security transactions.........................            226,329            1,233,241
   Net realized gain distributions...........................................            222,875              641,719
   Change in unrealized appreciation (depreciation) during the period........           (428,298)            (934,330)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........              3,141              791,118
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --               21,871
   Net transfers.............................................................           (140,178)            (108,958)
   Surrenders for benefit payments and fees..................................           (507,175)          (2,848,003)
   Other transactions........................................................               (102)               1,158
   Death benefits............................................................             (4,922)            (236,072)
   Net annuity transactions..................................................             (2,059)              84,317
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (654,436)          (3,085,687)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (651,295)          (2,294,569)

NET ASSETS:
   Beginning of period.......................................................          2,607,786           14,170,559
                                                                               ------------------  -------------------
   End of period.............................................................  $       1,956,491    $      11,875,990
                                                                               ==================  ===================


                                                                                 AMERICAN FUNDS
                                                                                  GROWTH-INCOME      AMERICAN FUNDS
                                                                                      FUND         INTERNATIONAL FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (72,673)   $         (22,364)
   Net realized gain (loss) on security transactions.........................          1,142,070              209,869
   Net realized gain distributions...........................................            501,866                   --
   Change in unrealized appreciation (depreciation) during the period........           (720,825)            (373,546)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            850,438             (186,041)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             21,003               18,631
   Net transfers.............................................................            (26,044)               8,288
   Surrenders for benefit payments and fees..................................         (2,767,969)            (888,918)
   Other transactions........................................................                720                  189
   Death benefits............................................................           (176,055)             (54,302)
   Net annuity transactions..................................................             53,071               48,347
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,895,274)            (867,765)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (2,044,836)          (1,053,806)

NET ASSETS:
   Beginning of period.......................................................         11,310,530            4,928,583
                                                                               ------------------  -------------------
   End of period.............................................................  $       9,265,694    $       3,874,777
                                                                               ==================  ===================

                                                                                AMERICAN FUNDS      STERLING CAPITAL
                                                                                 GLOBAL SMALL         EQUITY INCOME
                                                                                CAPITALIZATION     VARIABLE INSURANCE
                                                                                     FUND                 FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (21,560)   $          13,993
   Net realized gain (loss) on security transactions.........................            215,308             (193,192)
   Net realized gain distributions...........................................              5,456                   --
   Change in unrealized appreciation (depreciation) during the period........           (195,736)             240,360
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........              3,468               61,161
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             21,339               31,080
   Net transfers.............................................................                261               41,057
   Surrenders for benefit payments and fees..................................           (345,878)            (463,556)
   Other transactions........................................................                 64                   (2)
   Death benefits............................................................            (90,508)              (6,184)
   Net annuity transactions..................................................             12,414                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (402,308)            (397,605)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (398,840)            (336,444)

NET ASSETS:
   Beginning of period.......................................................          1,428,346            2,380,013
                                                                               ------------------  -------------------
   End of period.............................................................  $       1,029,506    $       2,043,569
                                                                               ==================  ===================


                                                                                STERLING CAPITAL    STERLING CAPITAL
                                                                                     SPECIAL          TOTAL RETURN
                                                                                OPPORTUNITIES VIF       BOND VIF
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (110,994)  $          65,728
   Net realized gain (loss) on security transactions.........................            650,431             (28,693)
   Net realized gain distributions...........................................          1,026,803              43,789
   Change in unrealized appreciation (depreciation) during the period........           (398,508)             68,254
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,167,732             149,078
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             78,395                  --
   Net transfers.............................................................           (285,277)           (401,887)
   Surrenders for benefit payments and fees..................................         (1,899,745)           (621,084)
   Other transactions........................................................                 16                 303
   Death benefits............................................................           (270,062)            (82,873)
   Net annuity transactions..................................................                 --             (12,107)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,376,673)         (1,117,648)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,208,941)           (968,570)

NET ASSETS:
   Beginning of period.......................................................          8,737,044           4,138,519
                                                                               ------------------  ------------------
   End of period.............................................................  $       7,528,103   $       3,169,949
                                                                               ==================  ==================

                                                                                  WELLS FARGO
                                                                                 ADVANTAGE VT         FIDELITY VIP
                                                                                 OMEGA GROWTH         EQUITY-INCOME
                                                                                     FUND               PORTFOLIO
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (7,313)   $         346,379
   Net realized gain (loss) on security transactions.........................             51,217              (50,652)
   Net realized gain distributions...........................................             89,692              550,570
   Change in unrealized appreciation (depreciation) during the period........           (122,550)           1,886,248
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             11,046            2,732,545
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --              185,600
   Net transfers.............................................................                907             (555,594)
   Surrenders for benefit payments and fees..................................           (260,192)          (9,257,724)
   Other transactions........................................................                 --                8,438
   Death benefits............................................................                 --             (415,300)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (259,285)         (10,034,580)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (248,239)          (7,302,035)

NET ASSETS:
   Beginning of period.......................................................            575,206           44,773,417
                                                                               ------------------  -------------------
   End of period.............................................................  $         326,967    $      37,471,382
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-52

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-53

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                    FIDELITY VIP
                                                                                FIDELITY VIP        CONTRAFUND(R)
                                                                              GROWTH PORTFOLIO        PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (239,079)  $       (1,662,563)
   Net realized gain (loss) on security transactions.......................          2,217,278            8,078,755
   Net realized gain distributions.........................................                 --            3,649,693
   Change in unrealized appreciation (depreciation) during the period......           (519,119)           8,885,395
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          1,459,080           18,951,280
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             88,862              742,995
   Net transfers...........................................................           (533,020)          (7,253,078)
   Surrenders for benefit payments and fees................................         (3,123,188)         (48,669,195)
   Other transactions......................................................              2,676               69,178
   Death benefits..........................................................           (312,269)          (3,210,911)
   Net annuity transactions................................................                 --               (5,905)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (3,876,939)         (58,326,916)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (2,417,859)         (39,375,636)

NET ASSETS:
   Beginning of period.....................................................         17,109,519          222,033,206
                                                                             ------------------  -------------------
   End of period...........................................................  $      14,691,660   $      182,657,570
                                                                             ==================  ===================


                                                                                                    FIDELITY VIP
                                                                                FIDELITY VIP      VALUE STRATEGIES
                                                                              MID CAP PORTFOLIO       PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (837,278)  $          (57,813)
   Net realized gain (loss) on security transactions.......................          1,444,650              564,027
   Net realized gain distributions.........................................          1,331,082                   --
   Change in unrealized appreciation (depreciation) during the period......            332,853             (180,228)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          2,271,307              325,986
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            214,695               13,417
   Net transfers...........................................................         (1,800,092)            (229,493)
   Surrenders for benefit payments and fees................................        (12,644,372)          (1,357,489)
   Other transactions......................................................             24,706                  661
   Death benefits..........................................................           (945,012)            (122,943)
   Net annuity transactions................................................                 --               (1,086)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (15,150,075)          (1,696,933)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................        (12,878,768)          (1,370,947)

NET ASSETS:
   Beginning of period.....................................................         61,707,841            7,724,799
                                                                             ------------------  -------------------
   End of period...........................................................  $      48,829,073   $        6,353,852
                                                                             ==================  ===================

                                                                                FIDELITY VIP
                                                                               DYNAMIC CAPITAL
                                                                                APPRECIATION        FRANKLIN INCOME
                                                                                  PORTFOLIO            VIP FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (39,071)  $            2,056
   Net realized gain (loss) on security transactions.......................             304,263                  412
   Net realized gain distributions.........................................             128,836                   --
   Change in unrealized appreciation (depreciation) during the period......            (133,184)                (608)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             260,844                1,860
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             125,174                   --
   Net transfers...........................................................            (188,550)              (1,383)
   Surrenders for benefit payments and fees................................            (549,079)                (421)
   Other transactions......................................................                   3                   --
   Death benefits..........................................................              (3,818)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (616,270)              (1,804)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (355,426)                  56

NET ASSETS:
   Beginning of period.....................................................           3,519,676               53,050
                                                                             -------------------  -------------------
   End of period...........................................................   $       3,164,250   $           53,106
                                                                             ===================  ===================


                                                                                  FRANKLIN             FRANKLIN
                                                                                SMALL-MID CAP       SMALL CAP VALUE
                                                                               GROWTH VIP FUND         VIP FUND
                                                                               SUB-ACCOUNT (2)      SUB-ACCOUNT (3)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (32,613)  $              (13)
   Net realized gain (loss) on security transactions.......................              79,212                  107
   Net realized gain distributions.........................................             350,369                  194
   Change in unrealized appreciation (depreciation) during the period......            (309,333)                (285)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              87,635                    3
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   48
   Net transfers...........................................................              10,115                  128
   Surrenders for benefit payments and fees................................            (498,273)                (115)
   Other transactions......................................................                 191                   (1)
   Death benefits..........................................................             (16,259)                  --
   Net annuity transactions................................................              12,387                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (491,839)                  60
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (404,204)                  63

NET ASSETS:
   Beginning of period.....................................................           1,933,479                2,793
                                                                             -------------------  -------------------
   End of period...........................................................   $       1,529,275   $            2,856
                                                                             ===================  ===================


                                                                                 FRANKLIN
                                                                             STRATEGIC INCOME      FRANKLIN MUTUAL
                                                                                 VIP FUND          SHARES VIP FUND
                                                                              SUB-ACCOUNT (4)      SUB-ACCOUNT (5)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         210,959   $            6,854
   Net realized gain (loss) on security transactions.......................             64,404              408,044
   Net realized gain distributions.........................................             91,873               22,565
   Change in unrealized appreciation (depreciation) during the period......           (321,056)            (200,537)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             46,180              236,926
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                4,848
   Net transfers...........................................................            (83,605)            (148,347)
   Surrenders for benefit payments and fees................................           (985,313)            (657,532)
   Other transactions......................................................                 79                   14
   Death benefits..........................................................           (108,690)             (41,729)
   Net annuity transactions................................................             (9,117)               8,692
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,186,646)            (834,054)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (1,140,466)            (597,128)

NET ASSETS:
   Beginning of period.....................................................          5,044,298            4,735,663
                                                                             ------------------  -------------------
   End of period...........................................................  $       3,903,832   $        4,138,535
                                                                             ==================  ===================

(1)   Formerly Franklin Income Securities Fund. Change effective May 1, 2014.

(2) Formerly Franklin Small-Mid Cap Growth Securities Fund. Change effective May 1, 2014.

(3) Formerly Franklin Small Cap Value Securities Fund. Change effective May 1, 2014.

(4) Formerly Franklin Strategic Income Securities Fund. Change effective May 1, 2014.

(5)   Formerly Mutual Shares Securities Fund. Change effective May 1, 2014.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-54

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-55

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                   TEMPLETON
                                                                                  DEVELOPING            TEMPLETON
                                                                               MARKETS VIP FUND      GROWTH VIP FUND
                                                                                SUB-ACCOUNT (6)      SUB-ACCOUNT (7)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $            (953)   $          (5,835)
   Net realized gain (loss) on security transactions.........................             10,997              106,669
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            (70,930)            (148,015)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (60,886)             (47,181)
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --               15,027
   Net transfers.............................................................              3,544               14,466
   Surrenders for benefit payments and fees..................................            (78,426)            (280,311)
   Other transactions........................................................                  5                  (16)
   Death benefits............................................................            (26,015)             (66,909)
   Net annuity transactions..................................................              3,799                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (97,093)            (317,743)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (157,979)            (364,924)

NET ASSETS:
   Beginning of period.......................................................            677,865            1,441,373
                                                                               ------------------  -------------------
   End of period.............................................................  $         519,886    $       1,076,449
                                                                               ==================  ===================

                                                                                    TEMPLETON
                                                                                 GLOBAL BOND VIP     HARTFORD BALANCED
                                                                                      FUND               HLS FUND
                                                                                 SUB-ACCOUNT (8)        SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $              96   $          37,767
   Net realized gain (loss) on security transactions.........................                   8           1,072,620
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........                 (93)            853,702
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........                  11           1,964,089
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --             100,668
   Net transfers.............................................................                  --           1,158,512
   Surrenders for benefit payments and fees..................................                 (26)         (5,178,461)
   Other transactions........................................................                  (1)                 17
   Death benefits............................................................                  --            (711,177)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....                 (27)         (4,630,441)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................                 (16)         (2,666,352)

NET ASSETS:
   Beginning of period.......................................................               2,732          25,977,616
                                                                               -------------------  ------------------
   End of period.............................................................   $           2,716   $      23,311,264
                                                                               ===================  ==================

                                                                                HARTFORD TOTAL     HARTFORD CAPITAL
                                                                                  RETURN BOND        APPRECIATION
                                                                                   HLS FUND            HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       4,978,585   $        (259,343)
   Net realized gain (loss) on security transactions.........................          1,455,926           5,165,761
   Net realized gain distributions...........................................                 --           5,314,964
   Change in unrealized appreciation (depreciation) during the period........          6,622,421          (8,021,078)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         13,056,932           2,200,304
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,525,956             210,273
   Net transfers.............................................................          1,180,534            (259,502)
   Surrenders for benefit payments and fees..................................        (72,510,414)         (9,973,557)
   Other transactions........................................................            509,915              27,966
   Death benefits............................................................         (5,809,538)         (1,073,999)
   Net annuity transactions..................................................             50,776              48,993
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (75,052,771)        (11,019,826)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (61,995,839)         (8,819,522)

NET ASSETS:
   Beginning of period.......................................................        319,781,306          43,623,706
                                                                               ------------------  ------------------
   End of period.............................................................  $     257,785,467   $      34,804,184
                                                                               ==================  ==================

                                                                                HARTFORD DIVIDEND     HARTFORD GLOBAL
                                                                                   AND GROWTH            RESEARCH
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT (9)
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         401,363   $            8,939
   Net realized gain (loss) on security transactions.........................           9,697,794              320,203
   Net realized gain distributions...........................................          21,723,781               39,741
   Change in unrealized appreciation (depreciation) during the period........         (12,042,178)            (297,431)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          19,780,760               71,452
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             770,546               20,063
   Net transfers.............................................................          (4,849,449)          (1,073,814)
   Surrenders for benefit payments and fees..................................         (42,677,249)             (90,084)
   Other transactions........................................................              95,450                   --
   Death benefits............................................................          (3,322,975)             (23,561)
   Net annuity transactions..................................................              47,820                   --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (49,935,857)          (1,167,396)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................         (30,155,097)          (1,095,944)

NET ASSETS:
   Beginning of period.......................................................         200,187,550            1,095,944
                                                                               -------------------  -------------------
   End of period.............................................................   $     170,032,453   $               --
                                                                               ===================  ===================

                                                                                                       HARTFORD
                                                                                 HARTFORD GLOBAL      DISCIPLINED
                                                                                 GROWTH HLS FUND    EQUITY HLS FUND
                                                                                 SUB-ACCOUNT (9)      SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (47,333)  $        (883,988)
   Net realized gain (loss) on security transactions.........................            449,133          11,283,470
   Net realized gain distributions...........................................                 --             859,152
   Change in unrealized appreciation (depreciation) during the period........           (198,605)          1,365,216
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            203,195          12,623,850
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             16,483             607,664
   Net transfers.............................................................          1,033,486          (8,108,788)
   Surrenders for benefit payments and fees..................................         (1,338,521)        (21,708,016)
   Other transactions........................................................                727              76,349
   Death benefits............................................................            (81,085)         (2,071,365)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (368,910)        (31,204,156)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (165,715)        (18,580,306)

NET ASSETS:
   Beginning of period.......................................................          4,595,491         108,828,366
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,429,776   $      90,248,060
                                                                               ==================  ==================

(6) Formerly Templeton Developing Markets Securities Fund. Change effective May 1, 2014.

(7)   Formerly Templeton Growth Securities Fund. Change effective May 1,
      2014.

(8)   Formerly Templeton Global Bond Securities Fund. Change effective May 1,
      2014.

(9) Effective June 23, 2014 Hartford Global Research HLS Fund merged with Hartford Global Growth HLS Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-56

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-57

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                    HARTFORD GROWTH
                                                                                 HARTFORD GROWTH     OPPORTUNITIES
                                                                                    HLS FUND           HLS FUND
                                                                                SUB-ACCOUNT (10)   SUB-ACCOUNT (10)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (52,776)  $        (492,591)
   Net realized gain (loss) on security transactions.........................            612,909           2,061,070
   Net realized gain distributions...........................................          2,253,455           6,441,457
   Change in unrealized appreciation (depreciation) during the period........         (2,575,146)         (3,633,695)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            238,442           4,376,241
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,364             195,497
   Net transfers.............................................................         (7,612,674)          6,306,037
   Surrenders for benefit payments and fees..................................         (1,547,036)         (8,086,933)
   Other transactions........................................................                 (8)             50,941
   Death benefits............................................................            (43,590)           (775,162)
   Net annuity transactions..................................................            (11,311)              8,782
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,213,255)         (2,300,838)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (8,974,813)          2,075,403

NET ASSETS:
   Beginning of period.......................................................          8,974,813          36,834,725
                                                                               ------------------  ------------------
   End of period.............................................................  $              --   $      38,910,128
                                                                               ==================  ==================



                                                                                 HARTFORD HIGH       HARTFORD INDEX
                                                                                YIELD HLS FUND          HLS FUND
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (15)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,565,696    $          22,476
   Net realized gain (loss) on security transactions.........................            365,091            1,320,398
   Net realized gain distributions...........................................                 --              354,873
   Change in unrealized appreciation (depreciation) during the period........         (1,450,543)          (1,523,369)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            480,244              174,378
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            188,844               74,654
   Net transfers.............................................................           (997,060)          (7,410,647)
   Surrenders for benefit payments and fees..................................         (7,766,250)          (1,294,794)
   Other transactions........................................................             11,865                   19
   Death benefits............................................................           (460,858)             (25,698)
   Net annuity transactions..................................................               (907)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (9,024,366)          (8,656,466)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (8,544,122)          (8,482,088)

NET ASSETS:
   Beginning of period.......................................................         31,499,144            8,482,088
                                                                               ------------------  -------------------
   End of period.............................................................  $      22,955,022    $              --
                                                                               ==================  ===================

                                                                                    HARTFORD
                                                                                  INTERNATIONAL          HARTFORD
                                                                                  OPPORTUNITIES        SMALL/MID CAP
                                                                                    HLS FUND          EQUITY HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         400,478   $           1,509
   Net realized gain (loss) on security transactions.........................           1,316,034             243,603
   Net realized gain distributions...........................................                  --             701,841
   Change in unrealized appreciation (depreciation) during the period........          (4,731,640)           (815,923)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          (3,015,128)            131,030
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             258,983               1,600
   Net transfers.............................................................           1,374,373            (647,809)
   Surrenders for benefit payments and fees..................................         (13,746,137)           (645,873)
   Other transactions........................................................              65,069               3,800
   Death benefits............................................................            (886,478)            (48,712)
   Net annuity transactions..................................................                (985)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (12,935,175)         (1,336,994)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................         (15,950,303)         (1,205,964)

NET ASSETS:
   Beginning of period.......................................................          68,795,863           4,308,826
                                                                               -------------------  ------------------
   End of period.............................................................   $      52,845,560   $       3,102,862
                                                                               ===================  ==================


                                                                                                       HARTFORD
                                                                                 HARTFORD MIDCAP      ULTRASHORT
                                                                                 VALUE HLS FUND      BOND HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (26,789)  $        (475,820)
   Net realized gain (loss) on security transactions.........................            314,596              24,802
   Net realized gain distributions...........................................            428,911                  --
   Change in unrealized appreciation (depreciation) during the period........           (526,232)             16,756
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            190,486            (434,262)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             15,579             497,447
   Net transfers.............................................................            322,402           3,409,333
   Surrenders for benefit payments and fees..................................           (573,168)        (12,032,123)
   Other transactions........................................................                 (1)              8,482
   Death benefits............................................................            (79,143)         (1,204,756)
   Net annuity transactions..................................................                 --             (17,049)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (314,331)         (9,338,666)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (123,845)         (9,772,928)

NET ASSETS:
   Beginning of period.......................................................          3,323,593          36,644,511
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,199,748   $      26,871,583
                                                                               ==================  ==================


                                                                                HARTFORD SMALL
                                                                                    COMPANY        HARTFORD SMALLCAP
                                                                                   HLS FUND         GROWTH HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (311,674)  $        (230,042)
   Net realized gain (loss) on security transactions.........................          1,315,451           1,687,711
   Net realized gain distributions...........................................          3,655,948           2,770,197
   Change in unrealized appreciation (depreciation) during the period........         (3,549,336)         (3,743,973)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,110,389             483,893
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             79,459              55,635
   Net transfers.............................................................           (893,743)         (2,081,525)
   Surrenders for benefit payments and fees..................................         (4,768,443)         (4,759,554)
   Other transactions........................................................             24,552               1,509
   Death benefits............................................................           (288,466)           (228,674)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,846,641)         (7,012,609)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,736,252)         (6,528,716)

NET ASSETS:
   Beginning of period.......................................................         23,799,611          19,787,758
                                                                               ------------------  ------------------
   End of period.............................................................  $      19,063,359   $      13,259,042
                                                                               ==================  ==================

(10) Effective June 23, 2014 Hartford Growth HLS Fund merged with Hartford Growth Opportunities HLS Fund.

(15) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-58

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-59

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                       HARTFORD
                                                                                                    U.S. GOVERNMENT
                                                                               HARTFORD STOCK         SECURITIES
                                                                                  HLS FUND             HLS FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          13,885    $         530,226
   Net realized gain (loss) on security transactions.......................             628,354           (1,189,328)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             239,217            1,682,725
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             881,456            1,023,623
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              14,673              513,625
   Net transfers...........................................................            (475,713)           3,350,892
   Surrenders for benefit payments and fees................................          (1,877,081)         (18,617,650)
   Other transactions......................................................                 509               24,958
   Death benefits..........................................................            (142,721)          (1,699,787)
   Net annuity transactions................................................                  --               (2,723)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,480,333)         (16,430,685)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................          (1,598,877)         (15,407,062)

NET ASSETS:
   Beginning of period.....................................................          10,883,008           84,147,245
                                                                             -------------------  -------------------
   End of period...........................................................   $       9,284,131    $      68,740,183
                                                                             ===================  ===================



                                                                               HARTFORD VALUE       AMERICAN FUNDS
                                                                                  HLS FUND           BOND HLS FUND
                                                                                 SUB-ACCOUNT       SUB-ACCOUNT (17)
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (55,252)  $             149
   Net realized gain (loss) on security transactions.......................           3,248,030                (440)
   Net realized gain distributions.........................................                  --                 723
   Change in unrealized appreciation (depreciation) during the period......             546,091                 178
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........           3,738,869                 610
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             232,829                 240
   Net transfers...........................................................          (1,988,619)            (14,740)
   Surrenders for benefit payments and fees................................          (9,069,071)               (601)
   Other transactions......................................................              51,223                  --
   Death benefits..........................................................            (741,889)                 --
   Net annuity transactions................................................                 (94)                 --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (11,515,621)            (15,101)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................          (7,776,752)            (14,491)

NET ASSETS:
   Beginning of period.....................................................          45,326,840              14,491
                                                                             -------------------  ------------------
   End of period...........................................................  $       37,550,088   $              --
                                                                             ===================  ==================

                                                                               AMERICAN FUNDS
                                                                                GLOBAL SMALL
                                                                               CAPITALIZATION      AMERICAN FUNDS
                                                                                  HLS FUND         GROWTH HLS FUND
                                                                              SUB-ACCOUNT (18)    SUB-ACCOUNT (19)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $              --   $              (3)
   Net realized gain (loss) on security transactions.......................                (17)                769
   Net realized gain distributions.........................................                 18               3,080
   Change in unrealized appreciation (depreciation) during the period......                 (5)             (3,930)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........                 (4)                (84)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                 140
   Net transfers...........................................................                (78)             (8,901)
   Surrenders for benefit payments and fees................................                 (1)               (356)
   Other transactions......................................................                 (1)                 --
   Death benefits..........................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..                (80)             (9,117)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................                (84)             (9,201)

NET ASSETS:
   Beginning of period.....................................................                 84               9,201
                                                                             ------------------  ------------------
   End of period...........................................................  $              --   $              --
                                                                             ==================  ==================


                                                                               AMERICAN FUNDS       HUNTINGTON VA
                                                                                INTERNATIONAL       INCOME EQUITY
                                                                                  HLS FUND              FUND
                                                                              SUB-ACCOUNT (20)    SUB-ACCOUNT (11)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $              23   $          63,805
   Net realized gain (loss) on security transactions.......................               (204)            (57,906)
   Net realized gain distributions.........................................              1,351              30,367
   Change in unrealized appreciation (depreciation) during the period......             (1,588)             24,182
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........               (418)             60,448
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                100                 448
   Net transfers...........................................................             (5,918)         (1,003,896)
   Surrenders for benefit payments and fees................................               (251)           (213,198)
   Other transactions......................................................                 --                  25
   Death benefits..........................................................                 --             (12,819)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (6,069)         (1,229,440)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             (6,487)         (1,168,992)

NET ASSETS:
   Beginning of period.....................................................              6,487           1,168,992
                                                                             ------------------  ------------------
   End of period...........................................................  $              --   $              --
                                                                             ==================  ==================


                                                                               HUNTINGTON VA
                                                                             DIVIDEND CAPTURE      HUNTINGTON VA
                                                                                   FUND             GROWTH FUND
                                                                             SUB-ACCOUNT (11)    SUB-ACCOUNT (21)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          84,037   $          (3,594)
   Net realized gain (loss) on security transactions.......................             68,066            (522,789)
   Net realized gain distributions.........................................                 --             676,433
   Change in unrealized appreciation (depreciation) during the period......             66,133            (175,023)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            218,236             (24,973)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              5,110                 696
   Net transfers...........................................................            693,043            (967,107)
   Surrenders for benefit payments and fees................................         (1,028,174)           (109,561)
   Other transactions......................................................              9,068                   1
   Death benefits..........................................................            (34,036)            (17,334)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (354,989)         (1,093,305)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................           (136,753)         (1,118,278)

NET ASSETS:
   Beginning of period.....................................................          3,017,522           1,118,278
                                                                             ------------------  ------------------
   End of period...........................................................  $       2,880,769   $              --
                                                                             ==================  ==================

(11) Effective June 23, 2014 Huntington VA Income Equity Fund merged with Huntington VA Dividend Capture Fund.

(17) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.

(21)  Effective May 16, 2014 Huntington VA Growth Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-60

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-61

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                  HUNTINGTON VA        HUNTINGTON VA
                                                                                MID CORP AMERICA     ROTATING MARKETS
                                                                                      FUND                 FUND
                                                                                SUB-ACCOUNT (12)     SUB-ACCOUNT (22)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $           7,886   $          (1,812)
   Net realized gain (loss) on security transactions.........................            (894,619)           (179,066)
   Net realized gain distributions...........................................           1,529,515             161,294
   Change in unrealized appreciation (depreciation) during the period........            (590,784)             12,519
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              51,998              (7,065)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................               1,873                  48
   Net transfers.............................................................          (2,478,299)           (720,408)
   Surrenders for benefit payments and fees..................................            (433,622)            (71,467)
   Other transactions........................................................               1,576                  --
   Death benefits............................................................             (20,417)                 --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,928,889)           (791,827)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (2,876,891)           (798,892)

NET ASSETS:
   Beginning of period.......................................................           2,876,891             798,892
                                                                               -------------------  ------------------
   End of period.............................................................   $              --   $              --
                                                                               ===================  ==================


                                                                                 HUNTINGTON VA        HUNTINGTON VA
                                                                                 INTERNATIONAL          MORTGAGE
                                                                                  EQUITY FUND        SECURITIES FUND
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (23)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           4,672    $          23,499
   Net realized gain (loss) on security transactions.........................             85,851              (16,699)
   Net realized gain distributions...........................................                 --               15,779
   Change in unrealized appreciation (depreciation) during the period........           (184,867)             (17,814)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (94,344)               4,765
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,329                  330
   Net transfers.............................................................            (40,536)            (647,697)
   Surrenders for benefit payments and fees..................................           (514,853)            (162,053)
   Other transactions........................................................              1,113                   --
   Death benefits............................................................            (34,793)             (11,280)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (587,740)            (820,700)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (682,084)            (815,935)

NET ASSETS:
   Beginning of period.......................................................          1,581,029              815,935
                                                                               ------------------  -------------------
   End of period.............................................................  $         898,945    $              --
                                                                               ==================  ===================


                                                                                                      LORD ABBETT
                                                                                  HUNTINGTON VA       FUNDAMENTAL
                                                                                   SITUS FUND         EQUITY FUND
                                                                                SUB-ACCOUNT (12)      SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (37,917)  $        (122,065)
   Net realized gain (loss) on security transactions.........................            417,247             417,392
   Net realized gain distributions...........................................            130,215           1,983,488
   Change in unrealized appreciation (depreciation) during the period........           (712,412)         (1,647,382)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           (202,867)            631,433
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              7,628              61,002
   Net transfers.............................................................          2,164,039            (347,936)
   Surrenders for benefit payments and fees..................................         (1,430,319)         (2,874,863)
   Other transactions........................................................              4,494              42,621
   Death benefits............................................................            (41,943)           (201,097)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            703,899          (3,320,273)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            501,032          (2,688,840)

NET ASSETS:
   Beginning of period.......................................................          3,107,164          13,905,375
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,608,196   $      11,216,535
                                                                               ==================  ==================

                                                                                  LORD ABBETT
                                                                                  CALIBRATED           LORD ABBETT
                                                                                DIVIDEND GROWTH      BOND-DEBENTURE
                                                                                     FUND                 FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           3,638   $         866,608
   Net realized gain (loss) on security transactions.........................            133,581             677,255
   Net realized gain distributions...........................................            598,158             782,991
   Change in unrealized appreciation (depreciation) during the period........           (307,250)         (1,291,585)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            428,127           1,035,269
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              7,626             284,177
   Net transfers.............................................................             93,556             523,335
   Surrenders for benefit payments and fees..................................           (797,055)         (9,251,295)
   Other transactions........................................................              1,251              20,222
   Death benefits............................................................            (27,219)           (824,404)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (721,841)         (9,247,965)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (293,714)         (8,212,696)

NET ASSETS:
   Beginning of period.......................................................          4,861,262          36,948,777
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,567,548   $      28,736,081
                                                                               ==================  ==================


                                                                                   LORD ABBETT
                                                                                GROWTH AND INCOME      LORD ABBETT
                                                                                      FUND         CLASSIC STOCK FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (595,404)   $         (37,631)
   Net realized gain (loss) on security transactions.........................          3,814,601              233,548
   Net realized gain distributions...........................................                 --              475,498
   Change in unrealized appreciation (depreciation) during the period........            877,589             (372,114)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          4,096,786              299,301
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            255,344               18,450
   Net transfers.............................................................         (2,150,359)             (72,198)
   Surrenders for benefit payments and fees..................................        (19,200,494)            (942,074)
   Other transactions........................................................             43,261                  242
   Death benefits............................................................         (1,250,083)            (105,798)
   Net annuity transactions..................................................             (3,976)                (399)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (22,306,307)          (1,101,777)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (18,209,521)            (802,476)

NET ASSETS:
   Beginning of period.......................................................         83,322,702            4,752,698
                                                                               ------------------  -------------------
   End of period.............................................................  $      65,113,181    $       3,950,222
                                                                               ==================  ===================

(12) Effective June 23, 2014 Huntington VA Mid Corp America Fund merged with Huntington VA Situs Fund.

(22) Effective May 16, 2014 Huntington VA Rotating Markets Fund was liquidated.

(23) Effective May 16, 2014 Huntington VA Mortgage Securities Fund was liquidated.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-62

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-63

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                             MFS(R) CORE EQUITY     MFS(R) GROWTH
                                                                                    FUND                FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (4,269)  $          (6,738)
   Net realized gain (loss) on security transactions.......................              7,478               7,318
   Net realized gain distributions.........................................                 --              28,985
   Change in unrealized appreciation (depreciation) during the period......             41,705                 824
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             44,914              30,389
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                 264
   Net transfers...........................................................              6,921              30,223
   Surrenders for benefit payments and fees................................            (37,448)            (31,136)
   Other transactions......................................................                 --                   5
   Death benefits..........................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (30,527)               (644)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             14,387              29,745

NET ASSETS:
   Beginning of period.....................................................            494,868             425,676
                                                                             ------------------  ------------------
   End of period...........................................................  $         509,255   $         455,421
                                                                             ==================  ==================

                                                                              MFS(R) INVESTORS
                                                                                GROWTH STOCK     MFS(R) INVESTORS
                                                                                    FUND            TRUST FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (4,196)  $          (5,687)
   Net realized gain (loss) on security transactions.......................              7,576              45,928
   Net realized gain distributions.........................................             23,024              42,485
   Change in unrealized appreciation (depreciation) during the period......             12,480             (37,158)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             38,884              45,568
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                  --
   Net transfers...........................................................             16,126             (29,072)
   Surrenders for benefit payments and fees................................            (29,219)            (91,534)
   Other transactions......................................................                 (1)                 (1)
   Death benefits..........................................................                 --                  --
   Net annuity transactions................................................                 --              (1,169)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (13,094)           (121,776)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................             25,790             (76,208)

NET ASSETS:
   Beginning of period.....................................................            408,754             621,198
                                                                             ------------------  ------------------
   End of period...........................................................  $         434,544   $         544,990
                                                                             ==================  ==================


                                                                               MFS(R) TOTAL
                                                                                RETURN FUND       MFS(R) VALUE FUND
                                                                                SUB-ACCOUNT          SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           1,975    $              30
   Net realized gain (loss) on security transactions.......................            213,659                  429
   Net realized gain distributions.........................................            117,210                  284
   Change in unrealized appreciation (depreciation) during the period......            (41,663)                  56
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            291,181                  799
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              2,614                  168
   Net transfers...........................................................            (35,925)                (499)
   Surrenders for benefit payments and fees................................           (713,388)                (399)
   Other transactions......................................................                303                   --
   Death benefits..........................................................            (15,597)                  --
   Net annuity transactions................................................              7,554                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (754,439)                (730)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (463,258)                  69

NET ASSETS:
   Beginning of period.....................................................          4,846,624                9,422
                                                                             ------------------  -------------------
   End of period...........................................................  $       4,383,366    $           9,491
                                                                             ==================  ===================

                                                                                INVESCO V.I.         UIF CORE PLUS
                                                                                 EQUITY AND          FIXED INCOME
                                                                                 INCOME FUND           PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $           5,541   $           56,654
   Net realized gain (loss) on security transactions.......................             110,662              (13,061)
   Net realized gain distributions.........................................             140,118                   --
   Change in unrealized appreciation (depreciation) during the period......             (47,666)             228,614
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             208,655              272,207
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --               12,686
   Net transfers...........................................................              29,484               65,557
   Surrenders for benefit payments and fees................................            (432,319)          (1,212,255)
   Other transactions......................................................                   2                    5
   Death benefits..........................................................             (31,046)            (107,047)
   Net annuity transactions................................................              (4,080)              (2,423)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (437,959)          (1,243,477)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (229,304)            (971,270)

NET ASSETS:
   Beginning of period.....................................................           3,053,335            4,880,917
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,824,031   $        3,909,647
                                                                             ===================  ===================

                                                                                UIF EMERGING        UIF EMERGING
                                                                                MARKETS DEBT       MARKETS EQUITY
                                                                                  PORTFOLIO           PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          18,894   $        (158,622)
   Net realized gain (loss) on security transactions.......................                505            (821,002)
   Net realized gain distributions.........................................              3,774                  --
   Change in unrealized appreciation (depreciation) during the period......            (16,474)            329,678
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              6,699            (649,946)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --              63,619
   Net transfers...........................................................             12,425            (357,973)
   Surrenders for benefit payments and fees................................            (32,973)         (3,387,128)
   Other transactions......................................................                  3               2,821
   Death benefits..........................................................                (75)           (282,372)
   Net annuity transactions................................................                 --                (686)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (20,620)         (3,961,719)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (13,921)         (4,611,665)

NET ASSETS:
   Beginning of period.....................................................            482,204          14,824,281
                                                                             ------------------  ------------------
   End of period...........................................................  $         468,283   $      10,212,616
                                                                             ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-64

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-65

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                 UIF GROWTH          UIF MID CAP
                                                                                  PORTFOLIO       GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (147,934)  $        (106,270)
   Net realized gain (loss) on security transactions.......................            252,593             151,773
   Net realized gain distributions.........................................            701,138             949,148
   Change in unrealized appreciation (depreciation) during the period......           (343,121)         (1,020,081)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            462,676             (25,430)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              3,698              12,123
   Net transfers...........................................................           (206,395)           (376,205)
   Surrenders for benefit payments and fees................................         (1,141,193)         (1,346,720)
   Other transactions......................................................                101                  43
   Death benefits..........................................................           (228,151)            (66,471)
   Net annuity transactions................................................                610                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,571,330)         (1,777,230)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (1,108,654)         (1,802,660)

NET ASSETS:
   Beginning of period.....................................................         10,662,732           8,055,118
                                                                             ------------------  ------------------
   End of period...........................................................  $       9,554,078   $       6,252,458
                                                                             ==================  ==================


                                                                                INVESCO V.I.      MORGAN STANLEY
                                                                               AMERICAN VALUE     MID CAP GROWTH
                                                                                    FUND             PORTFOLIO
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (120,951)  $         (30,529)
   Net realized gain (loss) on security transactions.......................            521,147             234,253
   Net realized gain distributions.........................................            714,778             207,565
   Change in unrealized appreciation (depreciation) during the period......           (429,016)           (419,108)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            685,958              (7,819)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             44,422              24,218
   Net transfers...........................................................           (416,219)             (1,897)
   Surrenders for benefit payments and fees................................         (2,505,799)           (266,958)
   Other transactions......................................................              2,053                (166)
   Death benefits..........................................................           (128,095)           (111,940)
   Net annuity transactions................................................             16,805              (1,747)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (2,986,833)           (358,490)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (2,300,875)           (366,309)

NET ASSETS:
   Beginning of period.....................................................         10,286,862           2,342,405
                                                                             ------------------  ------------------
   End of period...........................................................  $       7,985,987   $       1,976,096
                                                                             ==================  ==================

                                                                                                   MORGAN STANLEY
                                                                              MORGAN STANLEY           GLOBAL
                                                                               MONEY MARKET        INFRASTRUCTURE
                                                                                 PORTFOLIO            PORTFOLIO
                                                                                SUB-ACCOUNT       SUB-ACCOUNT (13)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (61,385)   $          25,220
   Net realized gain (loss) on security transactions.......................                 --              422,779
   Net realized gain distributions.........................................                 --              400,671
   Change in unrealized appreciation (depreciation) during the period......                 --             (730,925)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            (61,385)             117,745
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             28,534                   --
   Net transfers...........................................................           (217,009)          (2,148,225)
   Surrenders for benefit payments and fees................................           (883,939)             (95,653)
   Other transactions......................................................                 (1)                  --
   Death benefits..........................................................           (160,329)             (19,038)
   Net annuity transactions................................................             (4,829)             (30,541)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,237,573)          (2,293,457)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (1,298,958)          (2,175,712)

NET ASSETS:
   Beginning of period.....................................................          4,805,496            2,175,712
                                                                             ------------------  -------------------
   End of period...........................................................  $       3,506,538    $              --
                                                                             ==================  ===================


                                                                                INVESCO V.I.           UIF SMALL
                                                                              EQUALLY-WEIGHTED          COMPANY
                                                                                S&P 500 FUND       GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $         (24,244)   $          (5,671)
   Net realized gain (loss) on security transactions.......................             206,860                5,025
   Net realized gain distributions.........................................           1,147,827               78,472
   Change in unrealized appreciation (depreciation) during the period......            (516,557)            (123,893)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             813,886              (46,067)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               4,798                   --
   Net transfers...........................................................             (53,680)              (1,331)
   Surrenders for benefit payments and fees................................            (846,892)             (11,078)
   Other transactions......................................................                 135                    5
   Death benefits..........................................................            (162,351)                  --
   Net annuity transactions................................................              31,809                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,026,181)             (12,404)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (212,295)             (58,471)

NET ASSETS:
   Beginning of period.....................................................           7,584,716              298,905
                                                                             -------------------  -------------------
   End of period...........................................................   $       7,372,421    $         240,434
                                                                             ===================  ===================


                                                                                 UIF GLOBAL           OPPENHEIMER
                                                                                  FRANCHISE        DISCOVERY MID CAP
                                                                                  PORTFOLIO         GROWTH FUND/VA
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $              619   $         (47,453)
   Net realized gain (loss) on security transactions.......................               3,249             660,583
   Net realized gain distributions.........................................              67,069                  --
   Change in unrealized appreciation (depreciation) during the period......             (60,783)           (524,306)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              10,154              88,824
                                                                             -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --              18,174
   Net transfers...........................................................             (16,029)           (172,252)
   Surrenders for benefit payments and fees................................             (35,295)         (1,626,729)
   Other transactions......................................................                  23                 102
   Death benefits..........................................................                  --             (36,657)
   Net annuity transactions................................................                  --                  --
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..             (51,301)         (1,817,362)
                                                                             -------------------  ------------------
   Net increase (decrease) in net assets...................................             (41,147)         (1,728,538)

NET ASSETS:
   Beginning of period.....................................................             485,280           4,185,495
                                                                             -------------------  ------------------
   End of period...........................................................  $          444,133   $       2,456,957
                                                                             ===================  ==================

(13) Effective April 28, 2014 Morgan Stanley Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-66

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-67

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                   OPPENHEIMER
                                                                                     CAPITAL
                                                                                  APPRECIATION        OPPENHEIMER
                                                                                     FUND/VA        GLOBAL FUND/VA
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (377,122)  $        (599,548)
   Net realized gain (loss) on security transactions.........................          3,165,093           4,465,711
   Net realized gain distributions...........................................            708,967           4,663,137
   Change in unrealized appreciation (depreciation) during the period........            (47,258)         (7,746,593)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          3,449,680             782,707
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            119,191             460,998
   Net transfers.............................................................         (2,096,758)         (1,788,392)
   Surrenders for benefit payments and fees..................................         (6,195,176)        (24,482,649)
   Other transactions........................................................              9,645              62,176
   Death benefits............................................................           (375,165)         (2,079,805)
   Net annuity transactions..................................................             (1,696)             (5,003)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (8,539,959)        (27,832,675)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (5,090,279)        (27,049,968)

NET ASSETS:
   Beginning of period.......................................................         30,811,193         114,998,692
                                                                               ------------------  ------------------
   End of period.............................................................  $      25,720,914   $      87,948,724
                                                                               ==================  ==================



                                                                                                       OPPENHEIMER
                                                                                  OPPENHEIMER          MAIN STREET
                                                                                  MAIN STREET           SMALL CAP
                                                                                  FUND(R)/VA             FUND/VA
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (66,104)   $        (349,852)
   Net realized gain (loss) on security transactions.........................            532,408            3,374,942
   Net realized gain distributions...........................................            126,032            5,364,293
   Change in unrealized appreciation (depreciation) during the period........            (92,712)          (4,896,824)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            499,624            3,492,559
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             18,709              190,604
   Net transfers.............................................................           (162,671)            (586,905)
   Surrenders for benefit payments and fees..................................         (1,302,409)          (8,696,690)
   Other transactions........................................................                330               30,155
   Death benefits............................................................           (135,188)            (657,278)
   Net annuity transactions..................................................                 --               (1,864)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,581,229)          (9,721,978)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (1,081,605)          (6,229,419)

NET ASSETS:
   Beginning of period.......................................................          6,710,446           42,145,091
                                                                               ------------------  -------------------
   End of period.............................................................  $       5,628,841    $      35,915,672
                                                                               ==================  ===================




                                                                                    PUTNAM VT            PUTNAM VT
                                                                               DIVERSIFIED INCOME      GLOBAL ASSET
                                                                                      FUND            ALLOCATION FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $       1,830,687   $          48,968
   Net realized gain (loss) on security transactions.........................            (700,766)            432,873
   Net realized gain distributions...........................................                  --             212,125
   Change in unrealized appreciation (depreciation) during the period........          (1,290,374)           (315,777)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (160,453)            378,189
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              92,071               5,440
   Net transfers.............................................................            (698,767)             64,225
   Surrenders for benefit payments and fees..................................          (7,446,136)         (1,793,956)
   Other transactions........................................................               3,157                   5
   Death benefits............................................................            (440,041)            (18,047)
   Net annuity transactions..................................................                (923)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (8,490,639)         (1,742,333)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (8,651,092)         (1,364,144)

NET ASSETS:
   Beginning of period.......................................................          31,000,713           5,811,348
                                                                               -------------------  ------------------
   End of period.............................................................   $      22,349,621   $       4,447,204
                                                                               ===================  ==================




                                                                                    PUTNAM VT          PUTNAM VT
                                                                                   GROWTH AND        INTERNATIONAL
                                                                                   INCOME FUND        VALUE FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,091)  $           4,489
   Net realized gain (loss) on security transactions.........................            130,930              79,596
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            229,767            (456,475)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            358,606            (372,390)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              6,399              23,680
   Net transfers.............................................................           (118,832)            388,152
   Surrenders for benefit payments and fees..................................         (1,605,932)           (996,793)
   Other transactions........................................................                  1              24,328
   Death benefits............................................................            (19,252)            (91,773)
   Net annuity transactions..................................................             (1,886)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,739,502)           (652,406)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,380,896)         (1,024,796)

NET ASSETS:
   Beginning of period.......................................................          4,725,232           4,208,063
                                                                               ------------------  ------------------
   End of period.............................................................  $       3,344,336   $       3,183,267
                                                                               ==================  ==================




                                                                                   PUTNAM VT
                                                                                 INTERNATIONAL         PUTNAM VT
                                                                                  EQUITY FUND       INVESTORS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (168,213)  $         (52,153)
   Net realized gain (loss) on security transactions.........................         (1,068,374)          1,805,553
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........           (991,377)            396,587
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (2,227,964)          2,149,987
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            158,992              71,821
   Net transfers.............................................................            924,961          (1,555,088)
   Surrenders for benefit payments and fees..................................         (6,174,657)         (3,777,683)
   Other transactions........................................................              8,343              10,943
   Death benefits............................................................           (520,884)           (244,958)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,603,245)         (5,494,965)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (7,831,209)         (3,344,978)

NET ASSETS:
   Beginning of period.......................................................         32,155,946          20,535,251
                                                                               ------------------  ------------------
   End of period.............................................................  $      24,324,737   $      17,190,273
                                                                               ==================  ==================




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-68

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-69

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                    PUTNAM VT          PUTNAM VT
                                                                                MULTI-CAP GROWTH    SMALL CAP VALUE
                                                                                      FUND               FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (45,598)  $        (241,097)
   Net realized gain (loss) on security transactions.........................            360,715          (1,487,696)
   Net realized gain distributions...........................................                 --           5,488,567
   Change in unrealized appreciation (depreciation) during the period........            209,149          (3,413,330)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            524,266             346,444
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             30,627              94,662
   Net transfers.............................................................           (101,939)            (94,746)
   Surrenders for benefit payments and fees..................................         (1,254,592)         (5,004,647)
   Other transactions........................................................             31,605               6,644
   Death benefits............................................................           (133,493)           (548,740)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,427,792)         (5,546,827)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (903,526)         (5,200,383)

NET ASSETS:
   Beginning of period.......................................................          5,277,335          25,633,546
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,373,809   $      20,433,163
                                                                               ==================  ==================

                                                                                   PUTNAM VT
                                                                                 GEORGE PUTNAM          PUTNAM VT
                                                                                 BALANCED FUND        VOYAGER FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           3,695    $         (28,489)
   Net realized gain (loss) on security transactions.........................            (47,499)             537,802
   Net realized gain distributions...........................................                 --               71,030
   Change in unrealized appreciation (depreciation) during the period........            272,385             (317,197)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            228,581              263,146
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              5,694               20,152
   Net transfers.............................................................             62,000             (185,391)
   Surrenders for benefit payments and fees..................................           (548,325)            (859,469)
   Other transactions........................................................                  1                    3
   Death benefits............................................................            (16,456)             (18,386)
   Net annuity transactions..................................................                 --                 (957)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (497,086)          (1,044,048)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (268,505)            (780,902)

NET ASSETS:
   Beginning of period.......................................................          2,816,249            4,090,379
                                                                               ------------------  -------------------
   End of period.............................................................  $       2,547,744    $       3,309,477
                                                                               ==================  ===================

                                                                                    PUTNAM VT
                                                                                  EQUITY INCOME      PIONEER FUND VCT
                                                                                      FUND               PORTFOLIO
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           21,112   $          (1,835)
   Net realized gain (loss) on security transactions.........................           1,222,997               3,839
   Net realized gain distributions...........................................                  --              11,024
   Change in unrealized appreciation (depreciation) during the period........            (573,480)                 (5)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             670,629              13,023
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              25,518                  --
   Net transfers.............................................................             (50,617)             (2,037)
   Surrenders for benefit payments and fees..................................          (2,484,987)            (14,096)
   Other transactions........................................................                 (46)                 --
   Death benefits............................................................            (106,910)                 --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,617,042)            (16,133)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (1,946,413)             (3,110)

NET ASSETS:
   Beginning of period.......................................................           7,694,519             161,590
                                                                               -------------------  ------------------
   End of period.............................................................  $        5,748,106   $         158,480
                                                                               ===================  ==================

                                                                                  INVESCO V.I.
                                                                                   GROWTH AND        INVESCO V.I.
                                                                                   INCOME FUND       COMSTOCK FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (24,548)  $        (186,626)
   Net realized gain (loss) on security transactions.........................          1,478,541           2,942,475
   Net realized gain distributions...........................................          2,445,980                  --
   Change in unrealized appreciation (depreciation) during the period........         (2,155,747)           (434,475)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,744,226           2,321,374
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             81,491             147,605
   Net transfers.............................................................            (60,738)         (1,541,675)
   Surrenders for benefit payments and fees..................................         (5,520,311)         (7,997,519)
   Other transactions........................................................              4,315               8,145
   Death benefits............................................................           (480,702)           (657,267)
   Net annuity transactions..................................................               (516)                 --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (5,976,461)        (10,040,711)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (4,232,235)         (7,719,337)

NET ASSETS:
   Beginning of period.......................................................         24,634,981          37,160,386
                                                                               ------------------  ------------------
   End of period.............................................................  $      20,402,746   $      29,441,049
                                                                               ==================  ==================

                                                                                 INVESCO V.I.         INVESCO V.I.
                                                                                   AMERICAN          MID CAP GROWTH
                                                                                   FRANCHISE              FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,699)   $          (2,944)
   Net realized gain (loss) on security transactions.........................             58,415                3,414
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........            (49,344)               7,221
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........              6,372                7,691
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             17,083                   --
   Net transfers.............................................................              8,832                   --
   Surrenders for benefit payments and fees..................................            (92,578)             (12,347)
   Other transactions........................................................                 (4)                   1
   Death benefits............................................................            (34,312)                  --
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (100,979)             (12,346)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (94,607)              (4,655)

NET ASSETS:
   Beginning of period.......................................................            165,118              140,966
                                                                               ------------------  -------------------
   End of period.............................................................  $          70,511    $         136,311
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-70

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-71

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------




                                                                                   WELLS FARGO          WELLS FARGO
                                                                                  ADVANTAGE VT         ADVANTAGE VT
                                                                                 INTRINSIC VALUE       INTERNATIONAL
                                                                                      FUND              EQUITY FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $             (47)  $          21,932
   Net realized gain (loss) on security transactions.........................                 100               1,761
   Net realized gain distributions...........................................                  --              35,765
   Change in unrealized appreciation (depreciation) during the period........                 377            (168,832)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........                 430            (109,374)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                  --               2,940
   Net transfers.............................................................                (139)            (52,236)
   Surrenders for benefit payments and fees..................................                  --            (185,298)
   Other transactions........................................................                  --                   1
   Death benefits............................................................                  --             (17,220)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....                (139)           (251,813)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................                 291            (361,187)

NET ASSETS:
   Beginning of period.......................................................               5,202           1,616,551
                                                                               -------------------  ------------------
   End of period.............................................................   $           5,493   $       1,255,364
                                                                               ===================  ==================



                                                                                  WELLS FARGO          WELLS FARGO
                                                                                 ADVANTAGE VT         ADVANTAGE VT
                                                                               SMALL CAP GROWTH      SMALL CAP VALUE
                                                                                     FUND                 FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         (34,960)   $         (53,660)
   Net realized gain (loss) on security transactions.........................            179,636              603,920
   Net realized gain distributions...........................................            200,968                   --
   Change in unrealized appreciation (depreciation) during the period........           (430,822)            (319,669)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            (85,178)             230,591
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,920               14,838
   Net transfers.............................................................            220,958              155,652
   Surrenders for benefit payments and fees..................................           (484,516)          (1,326,187)
   Other transactions........................................................                 (2)                  (5)
   Death benefits............................................................            (18,863)            (152,888)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (279,503)          (1,308,590)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (364,681)          (1,077,999)

NET ASSETS:
   Beginning of period.......................................................          2,412,337            5,754,965
                                                                               ------------------  -------------------
   End of period.............................................................  $       2,047,656    $       4,676,966
                                                                               ==================  ===================



                                                                                                      UIF GLOBAL
                                                                                   WELLS FARGO      INFRASTRUCTURE
                                                                                  ADVANTAGE VT         PORTFOLIO
                                                                                OPPORTUNITY FUND      SUB-ACCOUNT
                                                                                   SUB-ACCOUNT         (13)(14)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (3,124)  $         (22,432)
   Net realized gain (loss) on security transactions.........................             23,052              15,014
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........              5,476             164,238
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             25,404             156,820
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --                  --
   Net transfers.............................................................            (32,554)          2,133,283
   Surrenders for benefit payments and fees..................................             (7,666)           (244,695)
   Other transactions........................................................                  1                  (1)
   Death benefits............................................................            (10,159)             (2,910)
   Net annuity transactions..................................................                 --              26,793
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (50,378)          1,912,470
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (24,974)          2,069,290

NET ASSETS:
   Beginning of period.......................................................            300,692                  --
                                                                               ------------------  ------------------
   End of period.............................................................  $         275,718   $       2,069,290
                                                                               ==================  ==================



                                                                                                         HIMCO VIT
                                                                                    HIMCO VIT         AMERICAN FUNDS
                                                                                   INDEX FUND            BOND FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                                    (15)(16)             (16)(17)
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (24,142)  $             (31)
   Net realized gain (loss) on security transactions.........................              47,396                  --
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             683,650                  16
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             706,904                 (15)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              20,145                  48
   Net transfers.............................................................           7,912,226              15,532
   Surrenders for benefit payments and fees..................................            (247,041)                (79)
   Other transactions........................................................               1,399                  --
   Death benefits............................................................             (67,631)                 --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           7,619,098              15,501
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           8,326,002              15,486

NET ASSETS:
   Beginning of period.......................................................                  --                  --
                                                                               -------------------  ------------------
   End of period.............................................................   $       8,326,002   $          15,486
                                                                               ===================  ==================

                                                                                   HIMCO VIT
                                                                                AMERICAN FUNDS
                                                                                 GLOBAL SMALL
                                                                                CAPITALIZATION
                                                                                     FUND
                                                                                  SUB-ACCOUNT
                                                                                   (16)(18)
                                                                               -----------------
OPERATIONS:
   Net investment income (loss)..............................................  $              --
   Net realized gain (loss) on security transactions.........................                 --
   Net realized gain distributions...........................................                 --
   Change in unrealized appreciation (depreciation) during the period........                  5
                                                                               -----------------
   Net increase (decrease) in net assets resulting from operations...........                  5
                                                                               -----------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --
   Net transfers.............................................................                 78
   Surrenders for benefit payments and fees..................................                 --
   Other transactions........................................................                 --
   Death benefits............................................................                 --
   Net annuity transactions..................................................                 --
                                                                               -----------------
   Net increase (decrease) in net assets resulting from unit transactions....                 78
                                                                               -----------------
   Net increase (decrease) in net assets.....................................                 83

NET ASSETS:
   Beginning of period.......................................................                 --
                                                                               -----------------
   End of period.............................................................  $              83
                                                                               =================

(13) Effective April 28, 2014 Morgan Stanley Global Infrastructure Portfolio merged with UIF Global Infrastructure Portfolio.

(14)  Funded as of April 25, 2014.

(15) Effective October 20, 2014 Hartford Index HLS Fund merged with HIMCO VIT Index Fund.

(16)  Funded as of October 17, 2014.

(17) Effective October 20, 2014 American Funds Bond HLS Fund merged with HIMCO VIT American Funds Bond Fund.

(18) Effective October 20, 2014 American Funds Global Small Capitalization HLS Fund merged with HIMCO VIT American Funds Global Small Capitalization Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-72

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-73

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                         HIMCO VIT             HIMCO VIT
                                                                                      AMERICAN FUNDS        AMERICAN FUNDS
                                                                                        GROWTH FUND       INTERNATIONAL FUND
                                                                                        SUB-ACCOUNT           SUB-ACCOUNT
                                                                                         (16)(19)              (16)(20)
                                                                                   --------------------  --------------------
OPERATIONS:
   Net investment income (loss)............................................         $              (19)   $              (14)
   Net realized gain (loss) on security transactions.......................                          4                     2
   Net realized gain distributions.........................................                         --                    --
   Change in unrealized appreciation (depreciation) during the period......                        741                   186
                                                                                   --------------------  --------------------
   Net increase (decrease) in net assets resulting from operations.........                        726                   174
                                                                                   --------------------  --------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                         28                    20
   Net transfers...........................................................                      8,606                 6,217
   Surrenders for benefit payments and fees................................                        (45)                  (30)
   Other transactions......................................................                         --                    --
   Death benefits..........................................................                         --                    --
   Net annuity transactions................................................                         --                    --
                                                                                   --------------------  --------------------
   Net increase (decrease) in net assets resulting from unit transactions..                      8,589                 6,207
                                                                                   --------------------  --------------------
   Net increase (decrease) in net assets...................................                      9,315                 6,381

NET ASSETS:
   Beginning of period.....................................................                         --                    --
                                                                                   --------------------  --------------------
   End of period...........................................................         $            9,315    $            6,381
                                                                                   ====================  ====================

(16)  Funded as of October 17, 2014.

(19) Effective October 20, 2014 American Funds Growth HLS Fund merged with HIMCO VIT American Funds Growth Fund.

(20) Effective October 20, 2014 American Funds International HLS Fund merged with HIMCO VIT American Funds International Fund.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-74

---------------------------------------------------------------------------
[This page intentionally left blank]



--------------------------------------------------------------------------------
                                    SA-75

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                              ALLIANCEBERNSTEIN
                                                                                VPS BALANCED       ALLIANCEBERNSTEIN
                                                                               WEALTH STRATEGY     VPS INTERNATIONAL
                                                                                  PORTFOLIO         VALUE PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          204,836    $       2,596,738
   Net realized gain (loss) on security transactions.......................             783,240          (16,945,483)
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           3,241,299           27,003,432
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           4,229,375           12,654,687
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             566,898              411,718
   Net transfers...........................................................          (6,194,052)         (15,017,469)
   Surrenders for benefit payments and fees................................          (9,769,617)         (17,141,096)
   Other transactions......................................................              71,519              105,749
   Death benefits..........................................................            (178,764)          (1,456,542)
   Net annuity transactions................................................                (339)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (15,504,355)         (33,097,640)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (11,274,980)         (20,442,953)

NET ASSETS:
   Beginning of period.....................................................          36,373,989           78,884,822
                                                                             -------------------  -------------------
   End of period...........................................................  $       25,099,009    $      58,441,869
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN    ALLIANCEBERNSTEIN
                                                                              VPS SMALL/MID CAP        VPS VALUE
                                                                               VALUE PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (168,042)   $         143,643
   Net realized gain (loss) on security transactions.......................             968,322           (1,710,157)
   Net realized gain distributions.........................................             889,864                   --
   Change in unrealized appreciation (depreciation) during the period......           2,938,545           12,874,958
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           4,628,689           11,308,444
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              54,155              237,552
   Net transfers...........................................................             611,376           (8,451,459)
   Surrenders for benefit payments and fees................................          (4,248,728)          (9,349,985)
   Other transactions......................................................              33,133               47,666
   Death benefits..........................................................            (178,805)            (781,561)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (3,728,869)         (18,297,787)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             899,820           (6,989,343)

NET ASSETS:
   Beginning of period.....................................................          14,265,092           40,348,899
                                                                             -------------------  -------------------
   End of period...........................................................  $       15,164,912    $      33,359,556
                                                                             ===================  ===================


                                                                              ALLIANCEBERNSTEIN      INVESCO V.I.
                                                                              VPS INTERNATIONAL       GOVERNMENT
                                                                              GROWTH PORTFOLIO      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (30,802)   $           2,393
   Net realized gain (loss) on security transactions.......................             (94,604)               1,227
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......             572,471              (17,585)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             447,065              (13,965)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              21,921                   --
   Net transfers...........................................................            (158,758)              16,034
   Surrenders for benefit payments and fees................................          (1,202,377)             (33,405)
   Other transactions......................................................               7,049                   --
   Death benefits..........................................................             (21,920)                  --
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,354,085)             (17,371)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (907,020)             (31,336)

NET ASSETS:
   Beginning of period.....................................................           4,607,546              285,643
                                                                             -------------------  -------------------
   End of period...........................................................  $        3,700,526    $         254,307
                                                                             ===================  ===================


                                                                                                     INVESCO V.I.
                                                                                INVESCO V.I.         INTERNATIONAL
                                                                               HIGH YIELD FUND        GROWTH FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           14,247    $               5
   Net realized gain (loss) on security transactions.......................              22,750                  114
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......              (8,306)                 671
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........              28,691                  790
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               8,593                   96
   Net transfers...........................................................              19,091                  (91)
   Surrenders for benefit payments and fees................................            (146,130)                 (64)
   Other transactions......................................................                 (19)                  (1)
   Death benefits..........................................................             (60,042)                  --
   Net annuity transactions................................................               2,053                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (176,454)                 (60)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (147,763)                 730

NET ASSETS:
   Beginning of period.....................................................             647,966                4,409
                                                                             -------------------  -------------------
   End of period...........................................................  $          500,203    $           5,139
                                                                             ===================  ===================


                                                                                INVESCO V.I.         INVESCO V.I.
                                                                                 DIVERSIFIED             MONEY
                                                                                DIVIDEND FUND         MARKET FUND
                                                                                 SUB-ACCOUNT        SUB-ACCOUNT (1)
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           55,976    $         (41,967)
   Net realized gain (loss) on security transactions.......................             463,803                   --
   Net realized gain distributions.........................................                  --                   --
   Change in unrealized appreciation (depreciation) during the period......           1,519,224                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,039,003              (41,967)
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               9,806                  400
   Net transfers...........................................................              85,299           21,535,730
   Surrenders for benefit payments and fees................................          (1,644,768)         (12,808,747)
   Other transactions......................................................                 138                  (11)
   Death benefits..........................................................            (192,678)            (647,536)
   Net annuity transactions................................................               7,648                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (1,734,555)           8,079,836
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             304,448            8,037,869

NET ASSETS:
   Beginning of period.....................................................           7,661,492                   --
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,965,940    $       8,037,869
                                                                             ===================  ===================

(1)   Funded as of July 18, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-76

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-77

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                               AMERICAN FUNDS
                                                                                GLOBAL GROWTH      AMERICAN FUNDS
                                                                                    FUND             GROWTH FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (16,451)  $        (132,336)
   Net realized gain (loss) on security transactions.......................            431,667             941,485
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......            202,267           2,544,022
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            617,483           3,353,171
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              7,928              34,268
   Net transfers...........................................................             66,665            (286,759)
   Surrenders for benefit payments and fees................................           (696,783)         (2,127,210)
   Other transactions......................................................                (50)                 21
   Death benefits..........................................................            (49,255)           (241,669)
   Net annuity transactions................................................             12,024              (1,429)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (659,471)         (2,622,778)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (41,988)            730,393

NET ASSETS:
   Beginning of period.....................................................          2,649,774          13,440,166
                                                                             ------------------  ------------------
   End of period...........................................................  $       2,607,786   $      14,170,559
                                                                             ==================  ==================


                                                                               AMERICAN FUNDS
                                                                                GROWTH-INCOME      AMERICAN FUNDS
                                                                                    FUND         INTERNATIONAL FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (65,644)   $         (23,027)
   Net realized gain (loss) on security transactions.......................            792,042              103,579
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......          2,241,479              778,626
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          2,967,877              859,178
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             33,826                4,127
   Net transfers...........................................................           (200,075)             (81,312)
   Surrenders for benefit payments and fees................................         (1,983,257)            (709,387)
   Other transactions......................................................                  5                  (30)
   Death benefits..........................................................           (272,316)             (50,336)
   Net annuity transactions................................................             (2,068)              16,889
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (2,423,885)            (820,049)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................            543,992               39,129

NET ASSETS:
   Beginning of period.....................................................         10,766,538            4,889,454
                                                                             ------------------  -------------------
   End of period...........................................................  $      11,310,530    $       4,928,583
                                                                             ==================  ===================

                                                                              AMERICAN FUNDS      STERLING CAPITAL
                                                                               GLOBAL SMALL           STRATEGIC
                                                                              CAPITALIZATION         ALLOCATION
                                                                                   FUND              EQUITY VIF
                                                                                SUB-ACCOUNT        SUB-ACCOUNT (2)
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (12,895)   $          (2,113)
   Net realized gain (loss) on security transactions.......................            111,321             (265,756)
   Net realized gain distributions.........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period......            224,940              285,373
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            323,366               17,504
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              1,393                   --
   Net transfers...........................................................            (32,542)            (530,095)
   Surrenders for benefit payments and fees................................           (196,663)             (16,850)
   Other transactions......................................................                (13)                  --
   Death benefits..........................................................            (16,669)                  --
   Net annuity transactions................................................             (1,794)                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (246,288)            (546,945)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................             77,078             (529,441)

NET ASSETS:
   Beginning of period.....................................................          1,351,268              529,441
                                                                             ------------------  -------------------
   End of period...........................................................  $       1,428,346    $              --
                                                                             ==================  ===================

                                                                              STERLING CAPITAL
                                                                                EQUITY INCOME      STERLING CAPITAL
                                                                             VARIABLE INSURANCE         SPECIAL
                                                                                    FUND           OPPORTUNITIES VIF
                                                                               SUB-ACCOUNT (3)        SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................   $          (2,542)  $         (119,528)
   Net realized gain (loss) on security transactions.......................            (265,689)             795,782
   Net realized gain distributions.........................................                  --              984,238
   Change in unrealized appreciation (depreciation) during the period......             603,909              398,084
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             335,678            2,058,576
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................               9,853               25,442
   Net transfers...........................................................             314,834             (682,820)
   Surrenders for benefit payments and fees................................            (301,601)          (1,987,436)
   Other transactions......................................................                   7                   15
   Death benefits..........................................................             (12,662)            (292,284)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..              10,431           (2,937,083)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................             346,109             (878,507)

NET ASSETS:
   Beginning of period.....................................................           2,033,904            9,615,551
                                                                             -------------------  -------------------
   End of period...........................................................   $       2,380,013   $        8,737,044
                                                                             ===================  ===================

                                                                                                     WELLS FARGO
                                                                              STERLING CAPITAL      ADVANTAGE VT
                                                                                TOTAL RETURN        OMEGA GROWTH
                                                                                  BOND VIF              FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          92,501   $          (5,211)
   Net realized gain (loss) on security transactions.......................             10,372              21,799
   Net realized gain distributions.........................................            163,081              36,141
   Change in unrealized appreciation (depreciation) during the period......           (422,928)             93,059
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........           (156,974)            145,788
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             29,890                  --
   Net transfers...........................................................           (785,819)            118,279
   Surrenders for benefit payments and fees................................           (812,679)            (23,190)
   Other transactions......................................................                (75)                (17)
   Death benefits..........................................................            (19,892)                 --
   Net annuity transactions................................................            (12,492)                 --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (1,601,067)             95,072
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (1,758,041)            240,860

NET ASSETS:
   Beginning of period.....................................................          5,896,560             334,346
                                                                             ------------------  ------------------
   End of period...........................................................  $       4,138,519   $         575,206
                                                                             ==================  ==================

(2) Effective April 26, 2013 Sterling Capital Strategic Allocation Equity VIF was liquidated.

(3)   Formerly Sterling Capital Select Equity VIF. Change effective May 1,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-78

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-79

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                               FIDELITY(R) VIP
                                                                                EQUITY-INCOME      FIDELITY(R) VIP
                                                                                  PORTFOLIO       GROWTH PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $         219,391   $         (255,787)
   Net realized gain (loss) on security transactions.......................         (1,727,793)           2,354,409
   Net realized gain distributions.........................................          2,885,596               10,588
   Change in unrealized appreciation (depreciation) during the period......         10,169,419            3,044,746
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........         11,546,613            5,153,956
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................            222,318              135,755
   Net transfers...........................................................         (4,968,081)          (1,880,621)
   Surrenders for benefit payments and fees................................        (12,455,720)          (4,258,020)
   Other transactions......................................................             38,022               19,621
   Death benefits..........................................................           (978,150)            (260,045)
   Net annuity transactions................................................                 --                   --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (18,141,611)          (6,243,310)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................         (6,594,998)          (1,089,354)

NET ASSETS:
   Beginning of period.....................................................         51,368,415           18,198,873
                                                                             ------------------  -------------------
   End of period...........................................................  $      44,773,417   $       17,109,519
                                                                             ==================  ===================


                                                                               FIDELITY(R) VIP
                                                                                CONTRAFUND(R)       FIDELITY(R) VIP
                                                                                  PORTFOLIO        MID CAP PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $       (1,831,974)  $         (830,973)
   Net realized gain (loss) on security transactions.......................          (5,842,475)           1,430,569
   Net realized gain distributions.........................................              59,564            7,548,222
   Change in unrealized appreciation (depreciation) during the period......          69,430,913           10,647,614
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........          61,816,028           18,795,432
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................           1,530,854              286,706
   Net transfers...........................................................         (29,871,872)          (6,283,524)
   Surrenders for benefit payments and fees................................         (69,270,131)         (16,082,846)
   Other transactions......................................................             388,514              100,280
   Death benefits..........................................................          (3,829,414)            (671,870)
   Net annuity transactions................................................                (669)                (488)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..        (101,052,718)         (22,651,742)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................         (39,236,690)          (3,856,310)

NET ASSETS:
   Beginning of period.....................................................         261,269,896           65,564,151
                                                                             -------------------  -------------------
   End of period...........................................................  $      222,033,206   $       61,707,841
                                                                             ===================  ===================

                                                                                                    FIDELITY(R) VIP
                                                                               FIDELITY(R) VIP      DYNAMIC CAPITAL
                                                                              VALUE STRATEGIES       APPRECIATION
                                                                                  PORTFOLIO            PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (74,750)   $         (45,024)
   Net realized gain (loss) on security transactions.......................             562,709              314,882
   Net realized gain distributions.........................................                  --              273,458
   Change in unrealized appreciation (depreciation) during the period......           1,530,554              522,259
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........           2,018,513            1,065,575
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              24,286               20,600
   Net transfers...........................................................            (551,862)              62,814
   Surrenders for benefit payments and fees................................          (2,035,381)            (893,193)
   Other transactions......................................................               5,340               41,879
   Death benefits..........................................................             (52,445)                  --
   Net annuity transactions................................................                (974)                  --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..          (2,611,036)            (767,900)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................            (592,523)             297,675

NET ASSETS:
   Beginning of period.....................................................           8,317,322            3,222,001
                                                                             -------------------  -------------------
   End of period...........................................................  $        7,724,799    $       3,519,676
                                                                             ===================  ===================

                                                                                                      FRANKLIN
                                                                                                    SMALL-MID CAP
                                                                               FRANKLIN INCOME         GROWTH
                                                                               SECURITIES FUND     SECURITIES FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $            2,431  $          (35,240)
   Net realized gain (loss) on security transactions.......................                  51             159,993
   Net realized gain distributions.........................................                  --             121,342
   Change in unrealized appreciation (depreciation) during the period......               3,304             341,001
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........               5,786             587,096
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --               3,419
   Net transfers...........................................................               4,227             (36,248)
   Surrenders for benefit payments and fees................................                  --            (419,353)
   Other transactions......................................................                  --                  (9)
   Death benefits..........................................................                  --             (70,225)
   Net annuity transactions................................................                  --                  --
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..               4,227            (522,416)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................              10,013              64,680

NET ASSETS:
   Beginning of period.....................................................              43,037           1,868,799
                                                                             ------------------  -------------------
   End of period...........................................................  $           53,050  $        1,933,479
                                                                             ==================  ===================


                                                                                  FRANKLIN             FRANKLIN
                                                                               SMALL CAP VALUE     STRATEGIC INCOME
                                                                               SECURITIES FUND      SECURITIES FUND
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $                4   $          240,397
   Net realized gain (loss) on security transactions.......................                 152              139,835
   Net realized gain distributions.........................................                  42               69,372
   Change in unrealized appreciation (depreciation) during the period......                 552             (346,958)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........                 750              102,646
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  48                5,755
   Net transfers...........................................................                (336)             (62,448)
   Surrenders for benefit payments and fees................................                 (33)          (1,032,119)
   Other transactions......................................................                  (2)                  (1)
   Death benefits..........................................................                  --             (100,795)
   Net annuity transactions................................................                  --                  994
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..                (323)          (1,188,614)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................                 427           (1,085,968)

NET ASSETS:
   Beginning of period.....................................................               2,366            6,130,266
                                                                             -------------------  -------------------
   End of period...........................................................  $            2,793   $        5,044,298
                                                                             ===================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-80

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-81

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                       TEMPLETON
                                                                                                      DEVELOPING
                                                                                  MUTUAL SHARES         MARKETS
                                                                                 SECURITIES FUND    SECURITIES FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          11,294   $           3,653
   Net realized gain (loss) on security transactions.........................            382,682              83,374
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            757,300            (115,909)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,151,276             (28,882)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             26,465               1,106
   Net transfers.............................................................           (181,940)            (66,484)
   Surrenders for benefit payments and fees..................................         (1,099,969)           (327,577)
   Other transactions........................................................                (19)                 --
   Death benefits............................................................            (91,405)               (182)
   Net annuity transactions..................................................                 --                (541)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,346,868)           (393,678)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (195,592)           (422,560)

NET ASSETS:
   Beginning of period.......................................................          4,931,255           1,100,425
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,735,663   $         677,865
                                                                               ==================  ==================


                                                                                   TEMPLETON            TEMPLETON
                                                                                    GROWTH             GLOBAL BOND
                                                                                SECURITIES FUND      SECURITIES FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          12,456    $              87
   Net realized gain (loss) on security transactions.........................             82,777                    8
   Net realized gain distributions...........................................                 --                   33
   Change in unrealized appreciation (depreciation) during the period........            267,247                 (123)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            362,480                    5
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                133                   --
   Net transfers.............................................................            (14,226)                  --
   Surrenders for benefit payments and fees..................................           (405,027)                 (27)
   Other transactions........................................................                  2                   --
   Death benefits............................................................             (6,769)                  --
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (425,887)                 (27)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (63,407)                 (22)

NET ASSETS:
   Beginning of period.......................................................          1,504,780                2,754
                                                                               ------------------  -------------------
   End of period.............................................................  $       1,441,373    $           2,732
                                                                               ==================  ===================


                                                                                                      HARTFORD TOTAL
                                                                                HARTFORD BALANCED       RETURN BOND
                                                                                    HLS FUND             HLS FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (26,894)  $       7,885,718
   Net realized gain (loss) on security transactions.........................             699,739           2,266,501
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........           4,170,794         (18,209,230)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           4,843,639          (8,057,011)
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             181,567           1,989,239
   Net transfers.............................................................             233,342          76,704,644
   Surrenders for benefit payments and fees..................................          (6,955,300)        (98,606,175)
   Other transactions........................................................              47,069             604,957
   Death benefits............................................................            (308,321)         (6,030,975)
   Net annuity transactions..................................................                  --               7,033
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (6,801,643)        (25,331,277)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (1,958,004)        (33,388,288)

NET ASSETS:
   Beginning of period.......................................................          27,935,620         353,169,594
                                                                               -------------------  ------------------
   End of period.............................................................  $       25,977,616   $     319,781,306
                                                                               ===================  ==================


                                                                                HARTFORD CAPITAL   HARTFORD DIVIDEND
                                                                                  APPRECIATION        AND GROWTH
                                                                                    HLS FUND           HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (198,903)  $         565,770
   Net realized gain (loss) on security transactions.........................          5,819,548           8,179,220
   Net realized gain distributions...........................................            111,082           5,610,209
   Change in unrealized appreciation (depreciation) during the period........          6,263,977          43,390,750
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         11,995,704          57,745,949
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            307,620           1,613,039
   Net transfers.............................................................          7,765,940         (22,567,423)
   Surrenders for benefit payments and fees..................................        (10,050,960)        (61,967,652)
   Other transactions........................................................             60,652             370,618
   Death benefits............................................................           (567,867)         (3,527,039)
   Net annuity transactions..................................................                 --              (3,375)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,484,615)        (86,081,832)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          9,511,089         (28,335,883)

NET ASSETS:
   Beginning of period.......................................................         34,112,617         228,523,433
                                                                               ------------------  ------------------
   End of period.............................................................  $      43,623,706   $     200,187,550
                                                                               ==================  ==================


                                                                                HARTFORD GLOBAL
                                                                                   RESEARCH         HARTFORD GLOBAL
                                                                                   HLS FUND         GROWTH HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             758   $         (39,197)
   Net realized gain (loss) on security transactions.........................             87,105              12,537
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            146,797           1,401,187
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            234,660           1,374,527
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                160              77,207
   Net transfers.............................................................            105,198            (222,426)
   Surrenders for benefit payments and fees..................................           (135,162)         (1,412,556)
   Other transactions........................................................                205               2,358
   Death benefits............................................................            (13,257)            (60,447)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (42,856)         (1,615,864)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            191,804            (241,337)

NET ASSETS:
   Beginning of period.......................................................            904,140           4,836,828
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,095,944   $       4,595,491
                                                                               ==================  ==================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-82

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-83

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                   HARTFORD
                                                                                  DISCIPLINED        HARTFORD GROWTH
                                                                                EQUITY HLS FUND         HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (807,566)   $        (132,951)
   Net realized gain (loss) on security transactions.........................         10,393,055              671,555
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........         24,632,589            2,125,407
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         34,218,078            2,664,011
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            785,745               37,672
   Net transfers.............................................................        (15,352,217)          (1,138,673)
   Surrenders for benefit payments and fees..................................        (31,193,317)          (2,094,696)
   Other transactions........................................................            199,566                  (73)
   Death benefits............................................................         (2,507,926)            (104,223)
   Net annuity transactions..................................................                 --               (1,246)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (48,068,149)          (3,301,239)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (13,850,071)            (637,228)

NET ASSETS:
   Beginning of period.......................................................        122,678,437            9,612,041
                                                                               ------------------  -------------------
   End of period.............................................................  $     108,828,366    $       8,974,813
                                                                               ==================  ===================


                                                                                 HARTFORD GROWTH
                                                                                  OPPORTUNITIES      HARTFORD HIGH
                                                                                    HLS FUND        YIELD HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (513,843)  $       2,241,613
   Net realized gain (loss) on security transactions.........................          1,146,896             918,254
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          9,449,271          (1,404,681)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         10,082,324           1,755,186
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            157,024              98,297
   Net transfers.............................................................          2,792,272          (4,145,782)
   Surrenders for benefit payments and fees..................................         (9,421,747)        (10,558,442)
   Other transactions........................................................             42,796              76,338
   Death benefits............................................................           (356,226)           (358,616)
   Net annuity transactions..................................................               (935)               (920)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,786,816)        (14,889,125)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          3,295,508         (13,133,939)

NET ASSETS:
   Beginning of period.......................................................         33,539,217          44,633,083
                                                                               ------------------  ------------------
   End of period.............................................................  $      36,834,725   $      31,499,144
                                                                               ==================  ==================

                                                                                                        HARTFORD
                                                                                                      INTERNATIONAL
                                                                                HARTFORD INDEX        OPPORTUNITIES
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          14,696    $         413,743
   Net realized gain (loss) on security transactions.........................            437,171             (268,428)
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........          1,794,171           11,597,712
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          2,246,038           11,743,027
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            133,072              308,473
   Net transfers.............................................................           (233,601)           9,543,301
   Surrenders for benefit payments and fees..................................         (2,339,751)         (15,596,451)
   Other transactions........................................................             17,934               96,198
   Death benefits............................................................           (117,182)            (796,809)
   Net annuity transactions..................................................                 --                 (926)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (2,539,528)          (6,446,214)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................           (293,490)           5,296,813

NET ASSETS:
   Beginning of period.......................................................          8,775,578           63,499,050
                                                                               ------------------  -------------------
   End of period.............................................................  $       8,482,088    $      68,795,863
                                                                               ==================  ===================


                                                                                    HARTFORD
                                                                                  SMALL/MID CAP      HARTFORD MIDCAP
                                                                                 EQUITY HLS FUND     VALUE HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (5,954)  $          (6,275)
   Net realized gain (loss) on security transactions.........................            553,005             480,478
   Net realized gain distributions...........................................            263,646                  --
   Change in unrealized appreciation (depreciation) during the period........            412,449             406,584
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          1,223,146             880,787
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              8,939               3,050
   Net transfers.............................................................            215,377             997,247
   Surrenders for benefit payments and fees..................................         (1,150,998)           (894,808)
   Other transactions........................................................                236               5,849
   Death benefits............................................................           (101,225)            (64,705)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,027,671)             46,633
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            195,475             927,420

NET ASSETS:
   Beginning of period.......................................................          4,113,351           2,396,173
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,308,826   $       3,323,593
                                                                               ==================  ==================


                                                                                   HARTFORD          HARTFORD SMALL
                                                                                  ULTRASHORT             COMPANY
                                                                                 BOND HLS FUND          HLS FUND
                                                                                SUB-ACCOUNT (4)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (769,667)   $        (293,274)
   Net realized gain (loss) on security transactions.........................               (813)           1,245,003
   Net realized gain distributions...........................................                 --            1,597,766
   Change in unrealized appreciation (depreciation) during the period........                 21            4,973,305
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           (770,459)           7,522,800
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            892,638              123,265
   Net transfers.............................................................         34,843,739            1,812,338
   Surrenders for benefit payments and fees..................................        (59,301,200)          (4,591,161)
   Other transactions........................................................            282,120               40,824
   Death benefits............................................................         (1,907,174)            (309,644)
   Net annuity transactions..................................................            (18,044)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (25,207,921)          (2,924,378)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (25,978,380)           4,598,422

NET ASSETS:
   Beginning of period.......................................................         62,622,891           19,201,189
                                                                               ------------------  -------------------
   End of period.............................................................  $      36,644,511    $      23,799,611
                                                                               ==================  ===================

(4)   Formerly Hartford Money Market HLS Fund. Change effective October 21,
      2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-84

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-85

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------




                                                                                HARTFORD SMALLCAP   HARTFORD STOCK
                                                                                 GROWTH HLS FUND       HLS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (222,408)  $          16,600
   Net realized gain (loss) on security transactions.........................          2,507,331             348,608
   Net realized gain distributions...........................................          2,256,575                  --
   Change in unrealized appreciation (depreciation) during the period........          2,430,424           2,741,054
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          6,971,922           3,106,262
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             60,345              90,036
   Net transfers.............................................................           (688,575)         (1,297,544)
   Surrenders for benefit payments and fees..................................         (5,132,246)         (2,897,294)
   Other transactions........................................................              4,959               1,816
   Death benefits............................................................           (259,433)           (156,097)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (6,014,950)         (4,259,083)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            956,972          (1,152,821)

NET ASSETS:
   Beginning of period.......................................................         18,830,786          12,035,829
                                                                               ------------------  ------------------
   End of period.............................................................  $      19,787,758   $      10,883,008
                                                                               ==================  ==================

                                                                                   HARTFORD
                                                                                U.S. GOVERNMENT
                                                                                  SECURITIES         HARTFORD VALUE
                                                                                   HLS FUND             HLS FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         821,121   $          40,928
   Net realized gain (loss) on security transactions.........................         (2,139,120)          2,605,245
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........         (2,206,291)          9,528,490
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         (3,524,290)         12,174,663
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            568,989             287,904
   Net transfers.............................................................         (4,439,048)         (2,333,991)
   Surrenders for benefit payments and fees..................................        (27,970,701)         (9,648,189)
   Other transactions........................................................            163,360              54,045
   Death benefits............................................................         (2,017,076)         (1,056,429)
   Net annuity transactions..................................................             (2,830)                 71
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (33,697,306)        (12,696,589)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................        (37,221,596)           (521,926)

NET ASSETS:
   Beginning of period.......................................................        121,368,841          45,848,766
                                                                               ------------------  ------------------
   End of period.............................................................  $      84,147,245   $      45,326,840
                                                                               ==================  ==================

                                                                                                    AMERICAN FUNDS
                                                                                                     GLOBAL SMALL
                                                                                AMERICAN FUNDS      CAPITALIZATION
                                                                                 BOND HLS FUND         HLS FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -----------------
OPERATIONS:
   Net investment income (loss)..............................................  $             157   $              --
   Net realized gain (loss) on security transactions.........................                 11                  --
   Net realized gain distributions...........................................                411                   8
   Change in unrealized appreciation (depreciation) during the period........             (1,033)                 10
                                                                               ------------------  -----------------
   Net increase (decrease) in net assets resulting from operations...........               (454)                 18
                                                                               ------------------  -----------------

UNIT TRANSACTIONS:
   Purchases.................................................................                288                  --
   Net transfers.............................................................              1,982                  --
   Surrenders for benefit payments and fees..................................               (184)                 --
   Other transactions........................................................                 --                  --
   Death benefits............................................................                 --                  --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  -----------------
   Net increase (decrease) in net assets resulting from unit transactions....              2,086                  --
                                                                               ------------------  -----------------
   Net increase (decrease) in net assets.....................................              1,632                  18

NET ASSETS:
   Beginning of period.......................................................             12,859                  66
                                                                               ------------------  -----------------
   End of period.............................................................  $          14,491   $              84
                                                                               ==================  =================


                                                                                                     AMERICAN FUNDS
                                                                                 AMERICAN FUNDS       INTERNATIONAL
                                                                                 GROWTH HLS FUND        HLS FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $             (44)  $               9
   Net realized gain (loss) on security transactions.........................                269                 112
   Net realized gain distributions...........................................                256                 115
   Change in unrealized appreciation (depreciation) during the period........              1,615                 880
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........              2,096               1,116
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                168                 120
   Net transfers.............................................................               (488)               (245)
   Surrenders for benefit payments and fees..................................               (115)                (81)
   Other transactions........................................................                 --                  --
   Death benefits............................................................                 --                  --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....               (435)               (206)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................              1,661                 910

NET ASSETS:
   Beginning of period.......................................................              7,540               5,577
                                                                               ------------------  ------------------
   End of period.............................................................  $           9,201   $           6,487
                                                                               ==================  ==================


                                                                                 HUNTINGTON VA        HUNTINGTON VA
                                                                                 INCOME EQUITY      DIVIDEND CAPTURE
                                                                                     FUND                 FUND
                                                                                  SUB-ACCOUNT        SUB-ACCOUNT (5)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          27,451    $         47,762
   Net realized gain (loss) on security transactions.........................            (44,351)            (68,671)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            281,849             607,847
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            264,949             586,938
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                449              13,979
   Net transfers.............................................................           (166,679)            (65,676)
   Surrenders for benefit payments and fees..................................           (389,174)         (1,016,622)
   Other transactions........................................................                 --                 220
   Death benefits............................................................            (14,995)            (85,088)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (570,399)         (1,153,187)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (305,450)           (566,249)

NET ASSETS:
   Beginning of period.......................................................          1,474,442           3,583,771
                                                                               ------------------  ------------------
   End of period.............................................................  $       1,168,992    $      3,017,522
                                                                               ==================  ==================

(5) Effective March 28, 2013 Huntington VA Macro 100 Fund merged with Huntington VA Dividend Capture Fund.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-86

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-87

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                                       HUNTINGTON VA
                                                                                  HUNTINGTON VA      MID CORP AMERICA
                                                                                   GROWTH FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (5,617)  $         (20,715)
   Net realized gain (loss) on security transactions.........................              13,627             206,305
   Net realized gain distributions...........................................                  --             165,884
   Change in unrealized appreciation (depreciation) during the period........             306,038             475,304
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             314,048             826,778
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 744              11,294
   Net transfers.............................................................             (36,206)           (209,536)
   Surrenders for benefit payments and fees..................................            (278,855)           (847,782)
   Other transactions........................................................                  --                 (54)
   Death benefits............................................................              (9,581)            (68,239)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (323,898)         (1,114,317)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              (9,850)           (287,539)

NET ASSETS:
   Beginning of period.......................................................           1,128,128           3,164,430
                                                                               -------------------  ------------------
   End of period.............................................................   $       1,118,278   $       2,876,891
                                                                               ===================  ==================


                                                                                 HUNTINGTON VA        HUNTINGTON VA
                                                                               ROTATING MARKETS       INTERNATIONAL
                                                                                     FUND              EQUITY FUND
                                                                                  SUB-ACCOUNT          SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (5,846)   $          (2,306)
   Net realized gain (loss) on security transactions.........................             11,671               32,252
   Net realized gain distributions...........................................             72,737                   --
   Change in unrealized appreciation (depreciation) during the period........             82,363              283,741
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........            160,925              313,687
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                152                1,630
   Net transfers.............................................................            (20,114)             (40,845)
   Surrenders for benefit payments and fees..................................           (104,856)            (376,635)
   Other transactions........................................................                134                   --
   Death benefits............................................................             (2,318)             (23,484)
   Net annuity transactions..................................................                 --                   --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (127,002)            (439,334)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................             33,923             (125,647)

NET ASSETS:
   Beginning of period.......................................................            764,969            1,706,676
                                                                               ------------------  -------------------
   End of period.............................................................  $         798,892    $       1,581,029
                                                                               ==================  ===================


                                                                                  HUNTINGTON VA
                                                                                    MORTGAGE         HUNTINGTON VA
                                                                                 SECURITIES FUND      SITUS FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $           7,973   $         (40,049)
   Net realized gain (loss) on security transactions.........................             20,175             427,626
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            (59,057)            482,417
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (30,909)            869,994
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              1,350              13,271
   Net transfers.............................................................             45,978            (264,334)
   Surrenders for benefit payments and fees..................................           (277,268)           (897,212)
   Other transactions........................................................                 (1)                289
   Death benefits............................................................             (7,127)            (35,073)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (237,068)         (1,183,059)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................           (267,977)           (313,065)

NET ASSETS:
   Beginning of period.......................................................          1,083,912           3,420,229
                                                                               ------------------  ------------------
   End of period.............................................................  $         815,935   $       3,107,164
                                                                               ==================  ==================

                                                                                                        LORD ABBETT
                                                                                   LORD ABBETT          CALIBRATED
                                                                                   FUNDAMENTAL        DIVIDEND GROWTH
                                                                                   EQUITY FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $        (125,769)  $          (6,034)
   Net realized gain (loss) on security transactions.........................             657,414             258,943
   Net realized gain distributions...........................................           1,636,825             437,404
   Change in unrealized appreciation (depreciation) during the period........             959,951             499,051
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           3,128,421           1,189,364
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              27,902               2,395
   Net transfers.............................................................           4,756,255             227,148
   Surrenders for benefit payments and fees..................................          (2,924,125)         (1,445,372)
   Other transactions........................................................              26,347                 448
   Death benefits............................................................             (73,250)            (20,519)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           1,813,129          (1,235,900)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................           4,941,550             (46,536)

NET ASSETS:
   Beginning of period.......................................................           8,963,825           4,907,798
                                                                               -------------------  ------------------
   End of period.............................................................   $      13,905,375   $       4,861,262
                                                                               ===================  ==================


                                                                                   LORD ABBETT         LORD ABBETT
                                                                                 BOND-DEBENTURE     GROWTH AND INCOME
                                                                                      FUND                FUND
                                                                                   SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $       1,168,544    $        (782,695)
   Net realized gain (loss) on security transactions.........................          1,161,014               88,590
   Net realized gain distributions...........................................            740,178                   --
   Change in unrealized appreciation (depreciation) during the period........           (377,877)          25,922,347
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........          2,691,859           25,228,242
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            205,185              667,830
   Net transfers.............................................................           (558,418)          (2,704,692)
   Surrenders for benefit payments and fees..................................        (12,694,906)         (26,033,576)
   Other transactions........................................................             87,667              151,009
   Death benefits............................................................           (790,889)          (1,464,205)
   Net annuity transactions..................................................                 --                  460
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (13,751,361)         (29,383,174)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (11,059,502)          (4,154,932)

NET ASSETS:
   Beginning of period.......................................................         48,008,279           87,477,634
                                                                               ------------------  -------------------
   End of period.............................................................  $      36,948,777    $      83,322,702
                                                                               ==================  ===================


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-88

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-89

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                                   LORD ABBETT      MFS(R) CORE EQUITY
                                                                               CLASSIC STOCK FUND          FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (32,623)   $          (2,194)
   Net realized gain (loss) on security transactions.........................             433,748               26,984
   Net realized gain distributions...........................................             467,396                   --
   Change in unrealized appreciation (depreciation) during the period........             382,897               73,965
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........           1,251,418               98,755
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              32,887                   --
   Net transfers.............................................................            (663,232)             123,810
   Surrenders for benefit payments and fees..................................          (1,195,449)             (10,831)
   Other transactions........................................................               2,809                   --
   Death benefits............................................................             (83,517)              (1,710)
   Net annuity transactions..................................................                (364)                  --
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,906,866)             111,269
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................            (655,448)             210,024

NET ASSETS:
   Beginning of period.......................................................           5,408,146              284,844
                                                                               -------------------  -------------------
   End of period.............................................................   $       4,752,698    $         494,868
                                                                               ===================  ===================

                                                                                                     MFS(R) INVESTORS
                                                                                  MFS(R) GROWTH        GROWTH STOCK
                                                                                      FUND                 FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          (6,537)  $          (3,515)
   Net realized gain (loss) on security transactions.........................              28,753               3,640
   Net realized gain distributions...........................................               2,783              11,285
   Change in unrealized appreciation (depreciation) during the period........             103,512              80,589
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........             128,511              91,999
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 598                  --
   Net transfers.............................................................              33,006             (12,547)
   Surrenders for benefit payments and fees..................................            (121,031)             (7,863)
   Other transactions........................................................                  (3)                 (1)
   Death benefits............................................................              (6,799)                 --
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....             (94,229)            (20,411)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................              34,282              71,588

NET ASSETS:
   Beginning of period.......................................................             391,394             337,166
                                                                               -------------------  ------------------
   End of period.............................................................   $         425,676   $         408,754
                                                                               ===================  ==================


                                                                                MFS(R) INVESTORS     MFS(R) TOTAL
                                                                                   TRUST FUND         RETURN FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (5,826)  $          (2,764)
   Net realized gain (loss) on security transactions.........................             79,015             190,975
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........             99,378             596,486
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            172,567             784,697
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --              27,386
   Net transfers.............................................................             (1,421)            (60,841)
   Surrenders for benefit payments and fees..................................           (203,763)           (920,056)
   Other transactions........................................................                (51)                (71)
   Death benefits............................................................            (14,270)            (98,730)
   Net annuity transactions..................................................              6,403               7,103
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....           (213,102)         (1,045,209)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................            (40,535)           (260,512)

NET ASSETS:
   Beginning of period.......................................................            661,733           5,107,136
                                                                               ------------------  ------------------
   End of period.............................................................  $         621,198   $       4,846,624
                                                                               ==================  ==================

                                                                                                       INVESCO V.I.
                                                                                                        EQUITY AND
                                                                                MFS(R) VALUE FUND       INCOME FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT (6)
                                                                               -------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................   $              (2)   $             566
   Net realized gain (loss) on security transactions.........................                 328              137,486
   Net realized gain distributions...........................................                  25                   --
   Change in unrealized appreciation (depreciation) during the period........               2,113              552,360
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........               2,464              690,412
                                                                               -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 168                   --
   Net transfers.............................................................                (494)             (26,295)
   Surrenders for benefit payments and fees..................................                (116)            (953,115)
   Other transactions........................................................                  --                   (1)
   Death benefits............................................................                  --              (58,060)
   Net annuity transactions..................................................                  --               19,869
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....                (442)          (1,017,602)
                                                                               -------------------  -------------------
   Net increase (decrease) in net assets.....................................               2,022             (327,190)

NET ASSETS:
   Beginning of period.......................................................               7,400            3,380,525
                                                                               -------------------  -------------------
   End of period.............................................................   $           9,422    $       3,053,335
                                                                               ===================  ===================

                                                                                  UIF CORE PLUS       UIF EMERGING
                                                                                  FIXED INCOME        MARKETS DEBT
                                                                                    PORTFOLIO           PORTFOLIO
                                                                                 SUB-ACCOUNT (7)       SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $         183,983   $          12,348
   Net realized gain (loss) on security transactions.........................           (804,922)             11,665
   Net realized gain distributions...........................................                 --               6,716
   Change in unrealized appreciation (depreciation) during the period........            530,801             (92,474)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            (90,138)            (61,745)
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             19,116               1,272
   Net transfers.............................................................           (191,290)             (2,755)
   Surrenders for benefit payments and fees..................................         (1,371,134)            (98,556)
   Other transactions........................................................                105                  (1)
   Death benefits............................................................           (250,013)             (9,794)
   Net annuity transactions..................................................             11,932                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (1,781,284)           (109,834)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (1,871,422)           (171,579)

NET ASSETS:
   Beginning of period.......................................................          6,752,339             653,783
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,880,917   $         482,204
                                                                               ==================  ==================

(6) Formerly Invesco Van Kampen V.I. Equity and Income Fund. Change effective April 29, 2013.

(7) Effective September 6, 2013 Morgan Stanley Flexible Income Portfolio merged with UIF Core Plus Fixed Income Portfolio.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-90

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-91

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------



                                                                               UIF EMERGING          UIF GROWTH
                                                                              MARKETS EQUITY          PORTFOLIO
                                                                                 PORTFOLIO           SUB-ACCOUNT
                                                                                SUB-ACCOUNT        (8)(9)(10)(11)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (73,634)  $        (107,034)
   Net realized gain (loss) on security transactions.......................         (1,669,097)          4,114,697
   Net realized gain distributions.........................................                 --             944,609
   Change in unrealized appreciation (depreciation) during the period......          1,147,409          (1,318,477)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........           (595,322)          3,633,795
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             83,847               7,986
   Net transfers...........................................................         (2,859,471)           (348,773)
   Surrenders for benefit payments and fees................................         (4,061,880)         (1,774,549)
   Other transactions......................................................             22,828                 (95)
   Death benefits..........................................................           (154,562)           (125,621)
   Net annuity transactions................................................               (714)             12,485
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (6,969,952)         (2,228,567)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (7,565,274)          1,405,228

NET ASSETS:
   Beginning of period.....................................................         22,389,555           9,257,504
                                                                             ------------------  ------------------
   End of period...........................................................  $      14,824,281   $      10,662,732
                                                                             ==================  ==================


                                                                                                    INVESCO V.I.
                                                                                 UIF MID CAP       AMERICAN VALUE
                                                                              GROWTH PORTFOLIO          FUND
                                                                                 SUB-ACCOUNT      SUB-ACCOUNT (12)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $        (105,940)  $        (114,591)
   Net realized gain (loss) on security transactions.......................             10,314             196,869
   Net realized gain distributions.........................................            203,916                  --
   Change in unrealized appreciation (depreciation) during the period......          2,517,595           3,074,887
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........          2,625,885           3,157,165
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................             33,440              55,736
   Net transfers...........................................................         (1,510,503)         (1,100,434)
   Surrenders for benefit payments and fees................................         (2,173,191)         (2,956,698)
   Other transactions......................................................              9,015              16,963
   Death benefits..........................................................           (178,779)           (259,245)
   Net annuity transactions................................................                 --               3,288
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..         (3,820,018)         (4,240,390)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................         (1,194,133)         (1,083,225)

NET ASSETS:
   Beginning of period.....................................................          9,249,251          11,370,087
                                                                             ------------------  ------------------
   End of period...........................................................  $       8,055,118   $      10,286,862
                                                                             ==================  ==================


                                                                               MORGAN STANLEY      MORGAN STANLEY
                                                                               MID CAP GROWTH       MONEY MARKET
                                                                                  PORTFOLIO           PORTFOLIO
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (25,525)  $         (86,622)
   Net realized gain (loss) on security transactions.......................            271,212                  --
   Net realized gain distributions.........................................              5,940                  --
   Change in unrealized appreciation (depreciation) during the period......            423,173                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            674,800             (86,622)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              8,246               1,076
   Net transfers...........................................................            (64,359)            510,235
   Surrenders for benefit payments and fees................................           (353,748)         (1,478,819)
   Other transactions......................................................                (21)                 (4)
   Death benefits..........................................................            (11,834)            (86,671)
   Net annuity transactions................................................                401              21,568
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (421,315)         (1,032,615)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            253,485          (1,119,237)

NET ASSETS:
   Beginning of period.....................................................          2,088,920           5,924,733
                                                                             ------------------  ------------------
   End of period...........................................................  $       2,342,405   $       4,805,496
                                                                             ==================  ==================

                                                                               MORGAN STANLEY
                                                                                   GLOBAL           INVESCO V.I.
                                                                               INFRASTRUCTURE     EQUALLY-WEIGHTED
                                                                                  PORTFOLIO         S&P 500 FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $          21,064   $           (9,193)
   Net realized gain (loss) on security transactions.......................            272,047              478,799
   Net realized gain distributions.........................................            207,095              919,233
   Change in unrealized appreciation (depreciation) during the period......           (148,575)             742,275
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........            351,631            2,131,114
                                                                             ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                   --
   Net transfers...........................................................            (62,496)            (251,747)
   Surrenders for benefit payments and fees................................           (625,289)          (1,164,227)
   Other transactions......................................................                248                   (3)
   Death benefits..........................................................            (50,732)            (319,482)
   Net annuity transactions................................................             26,011                3,538
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (712,258)          (1,731,921)
                                                                             ------------------  -------------------
   Net increase (decrease) in net assets...................................           (360,627)             399,193

NET ASSETS:
   Beginning of period.....................................................          2,536,339            7,185,523
                                                                             ------------------  -------------------
   End of period...........................................................  $       2,175,712   $        7,584,716
                                                                             ==================  ===================


                                                                                  UIF SMALL           UIF GLOBAL
                                                                                   COMPANY             FRANCHISE
                                                                              GROWTH PORTFOLIO         PORTFOLIO
                                                                                 SUB-ACCOUNT          SUB-ACCOUNT
                                                                             -------------------  -------------------
OPERATIONS:
   Net investment income (loss)............................................  $           (5,726)  $            2,910
   Net realized gain (loss) on security transactions.......................              27,398                7,519
   Net realized gain distributions.........................................               9,572               39,032
   Change in unrealized appreciation (depreciation) during the period......             102,963               24,299
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from operations.........             134,207               73,760
                                                                             -------------------  -------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                  --                   --
   Net transfers...........................................................             (57,644)                 807
   Surrenders for benefit payments and fees................................             (43,039)             (14,649)
   Other transactions......................................................                  (1)                  --
   Death benefits..........................................................                  --               (8,669)
   Net annuity transactions................................................                  --                   --
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (100,684)             (22,511)
                                                                             -------------------  -------------------
   Net increase (decrease) in net assets...................................              33,523               51,249

NET ASSETS:
   Beginning of period.....................................................             265,382              434,031
                                                                             -------------------  -------------------
   End of period...........................................................  $          298,905   $          485,280
                                                                             ===================  ===================

(8)   Funded as of September 6, 2013.

(9) Effective September 6, 2013 Morgan Stanley Focus Growth Portfolio merged with UIF Growth Portfolio.

(10) Effective September 6, 2013 Morgan Stanley Multi Cap Growth Portfolio merged with UIF Growth Portfolio.

(11) Effective September 6, 2013 Morgan Stanley Growth Portfolio merged with UIF Growth Portfolio.

(12) Formerly Invesco Van Kampen V.I. American Value Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-92

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-93

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                        OPPENHEIMER
                                                                                   OPPENHEIMER            CAPITAL
                                                                                DISCOVERY MID CAP      APPRECIATION
                                                                                 GROWTH FUND/VA           FUND/VA
                                                                                SUB-ACCOUNT (13)        SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (59,403)  $        (247,213)
   Net realized gain (loss) on security transactions.........................             390,134           3,168,487
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             883,444           5,321,925
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,214,175           8,243,199
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              10,129             190,131
   Net transfers.............................................................            (645,891)         (5,903,392)
   Surrenders for benefit payments and fees..................................            (909,926)         (8,363,338)
   Other transactions........................................................                 236              40,251
   Death benefits............................................................             (24,418)           (693,582)
   Net annuity transactions..................................................                  --              (1,472)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (1,569,870)        (14,731,402)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................            (355,695)         (6,488,203)

NET ASSETS:
   Beginning of period.......................................................           4,541,190          37,299,396
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,185,495   $      30,811,193
                                                                               ===================  ==================


                                                                                                       OPPENHEIMER
                                                                                  OPPENHEIMER          MAIN STREET
                                                                                GLOBAL FUND/VA         FUND(R)/VA
                                                                               SUB-ACCOUNT (14)        SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (291,963)   $         (54,988)
   Net realized gain (loss) on security transactions.........................          2,574,180              452,252
   Net realized gain distributions...........................................                 --                   --
   Change in unrealized appreciation (depreciation) during the period........         26,140,998            1,389,678
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         28,423,215            1,786,942
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................          1,011,699               15,301
   Net transfers.............................................................        (14,951,838)            (407,881)
   Surrenders for benefit payments and fees..................................        (37,134,258)          (1,809,436)
   Other transactions........................................................            256,509                  783
   Death benefits............................................................         (1,932,588)             (90,070)
   Net annuity transactions..................................................               (243)                  --
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (52,750,719)          (2,291,303)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................        (24,327,504)            (504,361)

NET ASSETS:
   Beginning of period.......................................................        139,326,196            7,214,807
                                                                               ------------------  -------------------
   End of period.............................................................  $     114,998,692    $       6,710,446
                                                                               ==================  ===================

                                                                                   OPPENHEIMER
                                                                                   MAIN STREET          PUTNAM VT
                                                                                    SMALL CAP      DIVERSIFIED INCOME
                                                                                     FUND/VA              FUND
                                                                                SUB-ACCOUNT (15)       SUB-ACCOUNT
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (371,207)   $         777,861
   Net realized gain (loss) on security transactions.........................          6,300,358           (1,234,445)
   Net realized gain distributions...........................................            588,369                   --
   Change in unrealized appreciation (depreciation) during the period........          8,911,241            2,711,741
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........         15,428,761            2,255,157
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            288,491              109,655
   Net transfers.............................................................        (10,331,056)          (3,290,165)
   Surrenders for benefit payments and fees..................................        (12,055,709)         (10,207,376)
   Other transactions........................................................             73,872               53,847
   Death benefits............................................................           (791,771)            (567,315)
   Net annuity transactions..................................................             (1,643)                (923)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (22,817,816)         (13,902,277)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................         (7,389,055)         (11,647,120)

NET ASSETS:
   Beginning of period.......................................................         49,534,146           42,647,833
                                                                               ------------------  -------------------
   End of period.............................................................  $      42,145,091    $      31,000,713
                                                                               ==================  ===================


                                                                                    PUTNAM VT            PUTNAM VT
                                                                                  GLOBAL ASSET          GROWTH AND
                                                                                 ALLOCATION FUND        INCOME FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          45,652   $           9,326
   Net realized gain (loss) on security transactions.........................             457,929            (285,284)
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             603,337           1,622,501
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,106,918           1,346,543
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              13,532              37,286
   Net transfers.............................................................            (797,976)           (121,815)
   Surrenders for benefit payments and fees..................................          (2,064,161)           (799,136)
   Other transactions........................................................              12,610               4,410
   Death benefits............................................................            (127,869)            (82,796)
   Net annuity transactions..................................................                  --              (1,641)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          (2,963,864)           (963,692)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (1,856,946)            382,851

NET ASSETS:
   Beginning of period.......................................................           7,668,294           4,342,381
                                                                               -------------------  ------------------
   End of period.............................................................   $       5,811,348   $       4,725,232
                                                                               ===================  ==================


                                                                                   PUTNAM VT           PUTNAM VT
                                                                                 INTERNATIONAL       INTERNATIONAL
                                                                                  VALUE FUND          EQUITY FUND
                                                                                  SUB-ACCOUNT         SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (2,461)  $          27,065
   Net realized gain (loss) on security transactions.........................            (50,662)         (6,236,854)
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........            557,597          14,551,105
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........            504,474           8,341,316
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              2,607             261,170
   Net transfers.............................................................          3,242,385          (8,178,451)
   Surrenders for benefit payments and fees..................................           (469,381)         (9,109,988)
   Other transactions........................................................              6,454              49,519
   Death benefits............................................................             (4,048)           (744,524)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....          2,778,017         (17,722,274)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................          3,282,491          (9,380,958)

NET ASSETS:
   Beginning of period.......................................................            925,572          41,536,904
                                                                               ------------------  ------------------
   End of period.............................................................  $       4,208,063   $      32,155,946
                                                                               ==================  ==================

(13) Formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA. Change effective April 30, 2013.

(14) Formerly Oppenheimer Global Securities Fund/VA. Change effective April 30, 2013.

(15) Formerly Oppenheimer Main Street Small- & Mid-Cap Fund/VA. Change effective April 30, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-94

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-95

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT        MULTI-CAP GROWTH
                                                                                 INVESTORS FUND            FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $          49,200   $         (30,111)
   Net realized gain (loss) on security transactions.........................           1,830,761             135,392
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........           4,740,480             772,092
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           6,620,441             877,373
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................             149,686               3,459
   Net transfers.............................................................          (5,457,508)          4,143,641
   Surrenders for benefit payments and fees..................................          (4,946,427)           (646,208)
   Other transactions........................................................              18,859               8,173
   Death benefits............................................................            (416,039)             (5,058)
   Net annuity transactions..................................................                  --                  --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....         (10,651,429)          3,504,007
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................          (4,030,988)          4,381,380

NET ASSETS:
   Beginning of period.......................................................          24,566,239             895,955
                                                                               -------------------  ------------------
   End of period.............................................................   $      20,535,251   $       5,277,335
                                                                               ===================  ==================

                                                                                    PUTNAM VT          PUTNAM VT
                                                                                 SMALL CAP VALUE     GEORGE PUTNAM
                                                                                      FUND           BALANCED FUND
                                                                                   SUB-ACCOUNT        SUB-ACCOUNT
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (161,412)  $          12,584
   Net realized gain (loss) on security transactions.........................         (4,319,932)           (316,836)
   Net realized gain distributions...........................................            497,013                  --
   Change in unrealized appreciation (depreciation) during the period........         13,473,945             831,652
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........          9,489,614             527,400
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            208,780              26,035
   Net transfers.............................................................         (7,074,100)           (503,445)
   Surrenders for benefit payments and fees..................................         (8,978,082)         (1,096,026)
   Other transactions........................................................             45,255              18,368
   Death benefits............................................................           (369,438)            (73,368)
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (16,167,585)         (1,628,436)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (6,677,971)         (1,101,036)

NET ASSETS:
   Beginning of period.......................................................         32,311,517           3,917,285
                                                                               ------------------  ------------------
   End of period.............................................................  $      25,633,546   $       2,816,249
                                                                               ==================  ==================

                                                                                                         PUTNAM VT
                                                                                    PUTNAM VT          EQUITY INCOME
                                                                                  VOYAGER FUND             FUND
                                                                                   SUB-ACCOUNT          SUB-ACCOUNT
                                                                               -------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................   $         (28,271)  $          39,761
   Net realized gain (loss) on security transactions.........................             381,678           1,401,001
   Net realized gain distributions...........................................                  --                  --
   Change in unrealized appreciation (depreciation) during the period........             910,102             555,863
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........           1,263,509           1,996,625
                                                                               -------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................              12,590             134,109
   Net transfers.............................................................             179,884             909,532
   Surrenders for benefit payments and fees..................................            (778,818)         (2,266,196)
   Other transactions........................................................                 622               8,699
   Death benefits............................................................             (16,637)            (75,982)
   Net annuity transactions..................................................                (870)                 --
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (603,229)         (1,289,838)
                                                                               -------------------  ------------------
   Net increase (decrease) in net assets.....................................             660,280             706,787

NET ASSETS:
   Beginning of period.......................................................           3,430,099           6,987,732
                                                                               -------------------  ------------------
   End of period.............................................................   $       4,090,379   $       7,694,519
                                                                               ===================  ==================

                                                                                                      INVESCO V.I.
                                                                               PIONEER FUND VCT        GROWTH AND
                                                                                   PORTFOLIO           INCOME FUND
                                                                                  SUB-ACCOUNT       SUB-ACCOUNT (16)
                                                                               ------------------  -------------------
OPERATIONS:
   Net investment income (loss)..............................................  $          (1,761)   $        (113,708)
   Net realized gain (loss) on security transactions.........................              7,500            2,004,798
   Net realized gain distributions...........................................              6,847              213,104
   Change in unrealized appreciation (depreciation) during the period........             33,099            5,853,181
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from operations...........             45,685            7,957,375
                                                                               ------------------  -------------------

UNIT TRANSACTIONS:
   Purchases.................................................................                 --              155,914
   Net transfers.............................................................                141           (4,221,186)
   Surrenders for benefit payments and fees..................................            (59,733)          (8,812,867)
   Other transactions........................................................                  1               59,142
   Death benefits............................................................                 --             (348,429)
   Net annuity transactions..................................................                 --                 (526)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets resulting from unit transactions....            (59,591)         (13,167,952)
                                                                               ------------------  -------------------
   Net increase (decrease) in net assets.....................................            (13,906)          (5,210,577)

NET ASSETS:
   Beginning of period.......................................................            175,496           29,845,558
                                                                               ------------------  -------------------
   End of period.............................................................  $         161,590    $      24,634,981
                                                                               ==================  ===================

                                                                                                      INVESCO V.I.
                                                                                  INVESCO V.I.          AMERICAN
                                                                                  COMSTOCK FUND         FRANCHISE
                                                                                SUB-ACCOUNT (17)    SUB-ACCOUNT (18)
                                                                               ------------------  ------------------
OPERATIONS:
   Net investment income (loss)..............................................  $        (123,782)  $          (2,952)
   Net realized gain (loss) on security transactions.........................          2,823,443              16,144
   Net realized gain distributions...........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period........          9,248,599              34,428
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations...........         11,948,260              47,620
                                                                               ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases.................................................................            158,626                  --
   Net transfers.............................................................         (5,335,644)              4,557
   Surrenders for benefit payments and fees..................................        (11,790,690)            (50,383)
   Other transactions........................................................             72,182                  (4)
   Death benefits............................................................           (866,942)                 --
   Net annuity transactions..................................................                 --                  --
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions....        (17,762,468)            (45,830)
                                                                               ------------------  ------------------
   Net increase (decrease) in net assets.....................................         (5,814,208)              1,790

NET ASSETS:
   Beginning of period.......................................................         42,974,594             163,328
                                                                               ------------------  ------------------
   End of period.............................................................  $      37,160,386   $         165,118
                                                                               ==================  ==================

(16) Formerly Invesco Van Kampen V.I. Growth and Income Fund. Change effective April 29, 2013.

(17) Formerly Invesco Van Kampen V.I. Comstock Fund. Change effective April 29, 2013.

(18) Formerly Invesco Van Kampen V.I. American Franchise Fund. Change effective April 29, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-96

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-97

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
  FOR THE PERIOD ENDED DECEMBER 31, 2013
--------------------------------------------------------------------------------


                                                                                                     WELLS FARGO
                                                                               INVESCO V.I.         ADVANTAGE VT
                                                                              MID CAP GROWTH        TOTAL RETURN
                                                                                   FUND               BOND FUND
                                                                             SUB-ACCOUNT (19)     SUB-ACCOUNT (20)
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (2,529)  $             (43)
   Net realized gain (loss) on security transactions.......................             20,315               1,371
   Net realized gain distributions.........................................                 --                  --
   Change in unrealized appreciation (depreciation) during the period......             24,545              (1,553)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........             42,331                (225)
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --                  --
   Net transfers...........................................................            (37,237)            (48,991)
   Surrenders for benefit payments and fees................................            (58,814)                 --
   Other transactions......................................................                 --                  --
   Death benefits..........................................................                 --                  --
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (96,051)            (48,991)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            (53,720)            (49,216)

NET ASSETS:
   Beginning of period.....................................................            194,686              49,216
                                                                             ------------------  ------------------
   End of period...........................................................  $         140,966   $              --
                                                                             ==================  ==================

                                                                                 WELLS FARGO         WELLS FARGO
                                                                                ADVANTAGE VT        ADVANTAGE VT
                                                                               INTRINSIC VALUE      INTERNATIONAL
                                                                                    FUND             EQUITY FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $             (29)  $          12,961
   Net realized gain (loss) on security transactions.......................                 69              13,491
   Net realized gain distributions.........................................                 --              77,927
   Change in unrealized appreciation (depreciation) during the period......              1,098             159,486
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........              1,138             263,865
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --               1,035
   Net transfers...........................................................                  1              24,138
   Surrenders for benefit payments and fees................................                 --            (175,129)
   Other transactions......................................................                 --                   1
   Death benefits..........................................................                 --             (21,332)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..                  1            (171,287)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................              1,139              92,578

NET ASSETS:
   Beginning of period.....................................................              4,063           1,523,973
                                                                             ------------------  ------------------
   End of period...........................................................  $           5,202   $       1,616,551
                                                                             ==================  ==================

                                                                                 WELLS FARGO         WELLS FARGO
                                                                                ADVANTAGE VT        ADVANTAGE VT
                                                                              SMALL CAP GROWTH     SMALL CAP VALUE
                                                                                    FUND                FUND
                                                                                 SUB-ACCOUNT         SUB-ACCOUNT
                                                                             ------------------  ------------------
OPERATIONS:
   Net investment income (loss)............................................  $         (39,815)  $         (39,942)
   Net realized gain (loss) on security transactions.......................            330,085             475,744
   Net realized gain distributions.........................................            124,094                  --
   Change in unrealized appreciation (depreciation) during the period......            550,722             352,768
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from operations.........            965,086             788,570
                                                                             ------------------  ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................              2,284              11,434
   Net transfers...........................................................           (321,941)             40,398
   Surrenders for benefit payments and fees................................           (452,338)         (1,172,929)
   Other transactions......................................................                 (3)                 12
   Death benefits..........................................................            (67,527)           (110,971)
   Net annuity transactions................................................                 --                  --
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets resulting from unit transactions..           (839,525)         (1,232,056)
                                                                             ------------------  ------------------
   Net increase (decrease) in net assets...................................            125,561            (443,486)

NET ASSETS:
   Beginning of period.....................................................          2,286,776           6,198,451
                                                                             ------------------  ------------------
   End of period...........................................................  $       2,412,337   $       5,754,965
                                                                             ==================  ==================


                                                                                 WELLS FARGO
                                                                                ADVANTAGE VT
                                                                              OPPORTUNITY FUND
                                                                                 SUB-ACCOUNT
                                                                             ------------------
OPERATIONS:
   Net investment income (loss)............................................  $          (2,755)
   Net realized gain (loss) on security transactions.......................             15,414
   Net realized gain distributions.........................................                 --
   Change in unrealized appreciation (depreciation) during the period......             61,782
                                                                             ------------------
   Net increase (decrease) in net assets resulting from operations.........             74,441
                                                                             ------------------

UNIT TRANSACTIONS:
   Purchases...............................................................                 --
   Net transfers...........................................................            (44,234)
   Surrenders for benefit payments and fees................................             (8,277)
   Other transactions......................................................                 (1)
   Death benefits..........................................................                 --
   Net annuity transactions................................................                 --
                                                                             ------------------
   Net increase (decrease) in net assets resulting from unit transactions..            (52,512)
                                                                             ------------------
   Net increase (decrease) in net assets...................................             21,929

NET ASSETS:
   Beginning of period.....................................................            278,763
                                                                             ------------------
   End of period...........................................................  $         300,692
                                                                             ==================

(19) Formerly Invesco Van Kampen V.I. Mid Cap Growth Fund. Change effective April 29, 2013.

(20)  Not funded as of December 31, 2013.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
                                    SA-98

---------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    SA-99

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


1.   ORGANIZATION:

     Separate Account Three (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

     The Account is comprised of the following Sub-Accounts: AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund, Invesco V.I. Money Market Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Sterling Capital Equity Income Variable Insurance Fund, Sterling Capital Special Opportunities VIF, Sterling Capital Total Return Bond VIF, Wells Fargo Advantage VT Omega Growth Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Contrafund(R) Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Dynamic Capital Appreciation Portfolio, Franklin Income VIP Fund (formerly Franklin Income Securities Fund), Franklin Small-Mid Cap Growth VIP Fund (formerly Franklin Small-Mid Cap Growth Securities Fund), Franklin Small Cap Value VIP Fund (formerly Franklin Small Cap Value Securities Fund), Franklin Strategic Income VIP Fund (formerly Franklin Strategic Income Securities Fund), Franklin Mutual Shares VIP Fund (formerly Mutual Shares Securities Fund), Templeton Developing Markets VIP Fund (formerly Templeton Developing Markets Securities Fund), Templeton Growth VIP Fund (formerly Templeton Growth Securities Fund), Templeton Global Bond VIP Fund (formerly Templeton Global Bond Securities Fund), Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund (merged with Hartford Global Growth HLS Fund), Hartford Global Growth HLS Fund (merged with Hartford Global Research HLS
     Fund), Hartford Disciplined Equity HLS Fund Hartford Growth HLS Fund (merged with Hartford Growth Opportunities HLS Fund), Hartford Growth Opportunities HLS Fund (merged with Hartford Growth HLS Fund), Hartford High Yield HLS Fund, Hartford Index HLS Fund (merged with HIMCO VIT Index
     Fund), Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, American Funds Bond HLS Fund (merged with HIMCO VIT American Funds Bond Fund), American Funds Global Small Capitalization HLS Fund (merged with HIMCO VIT American Funds Global Small Capitalization Fund), American Funds Growth HLS Fund (merged with HIMCO VIT American Funds Growth Fund), American Funds International HLS Fund (merged with HIMCO VIT American Funds International Fund), Huntington VA Income Equity Fund (merged with Huntington VA Dividend Capture Fund), Huntington VA Dividend Capture Fund (merged with Huntington VA Income Equity Fund), Huntington VA Growth Fund++, Huntington VA Mid Corp America Fund (merged with Huntington VA Situs Fund), Huntington VA Rotating Markets Fund++, Huntington VA International Equity Fund, Huntington VA Mortgage Securities Fund++, Huntington VA Situs Fund (merged with Huntington VA Mid Corp America Fund), Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund, Lord Abbett Bond-Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS(R) Core Equity Fund, MFS(R) Growth Fund, MFS(R) Investors Growth Stock Fund, MFS(R) Investors Trust Fund, MFS(R) Total Return Fund, MFS(R) Value Fund, Invesco V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Growth Portfolio, UIF Mid Cap Growth Portfolio, Invesco V.I. American Value Fund, Morgan Stanley Mid Cap Growth Portfolio, Morgan Stanley Money Market Portfolio, Morgan Stanley Global Infrastructure Portfolio (merged with UIF Global Infrastructure Portfolio), Invesco V.I. Equally-Weighted S&P 500 Fund, UIF Small Company Growth Portfolio, UIF Global Franchise Portfolio, Oppenheimer Discovery Mid Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Fund/VA, Oppenheimer Main Street Fund(R)/VA, Oppenheimer Main Street Small Cap Fund/VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Voyager Fund, Putnam VT


--------------------------------------------------------------------------------
                                   SA-100

   ----------------------------------------------------------------------------


     Equity Income Fund, Pioneer Fund VCT Portfolio, Invesco V.I. Growth and Income Fund, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise, Invesco V.I. Mid Cap Growth Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Small Cap Value Fund, Wells Fargo Advantage VT Opportunity Fund, UIF Global Infrastructure Portfolio (merged with Morgan Stanley Global Infrastructure Portfolio), HIMCO VIT Index Fund (merged with Hartford Index HLS Fund), HIMCO VIT American Funds Bond Fund (merged with American Funds Bond HLS
     Fund), HIMCO VIT American Funds Global Small Capitalization Fund (merged with American Funds Global Small Capitalization HLS Fund), HIMCO VIT American Funds Growth Fund (merged with American Funds Growth HLS Fund), and HIMCO VIT American Funds International Fund (merged with American Funds International HLS Fund).


   ++ During 2014, the following Sub-Accounts were liquidated: Huntington VA Growth Fund, Huntington VA Rotating Markets Fund, and Huntington VA Mortgage Securities Fund.

     If a Fund is subject to a merger by the fund manager, the Sub-Account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statement of changes in net assets as a net transfer. For financial reporting purposes, assets received by the Sub-Account were recorded at fair value as follows:


     SURVIVING SUB-ACCOUNT                          ASSETS RECEIVED
     --------------------------------------------  ----------------
     Hartford Global Growth
       HLS Fund..................................    $  1,091,424
     Hartford Growth Opportunities
       HLS Fund..................................       7,595,137
     HIMCO VIT Index Fund........................       7,888,842
     HIMCO VIT American Funds
       Bond Fund.................................          15,532
     HIMCO VIT American Funds Global
       Small Capitalization Fund.................              78
     HIMCO VIT American Funds
       Growth Fund...............................           8,606
     HIMCO VIT American Funds
       International Fund........................           6,217
     Huntington VA Dividend
       Capture Fund..............................         934,791
     Huntington VA Situs Fund....................       2,362,107
     UIF Global Infrastructure Portfolio.........       2,180,645

     The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

     a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds, which are characterized as capital gains under tax regulations.

     b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

     c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

     d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from these estimates. The most significant estimate contained within the financial statements are the fair value measurements.



--------------------------------------------------------------------------------
                                   SA-101

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


     e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in death benefits on the accompanying statements of changes in net assets.

     f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2014 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

        Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

        Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

        Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

        In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

        As of December 31, 2014, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the years ended December 31, 2014 and 2013.

     g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2014. The 2007 through 2014 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.   ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

     Each Sub-Account is charged certain fees, according to contract terms, as follows:

     a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.60% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     b) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

     c) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

     d) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

     e) TRANSACTIONS WITH RELATED PARTIES -- The Sponsor and its affiliates receive fees from the HLS and VIT funds for services provided to these funds. The fees received for these services are a maximum of 1.29% and 1.10%, respectively, of the Funds' average daily net assets.



--------------------------------------------------------------------------------
                                   SA-102

   ----------------------------------------------------------------------------


4.   PURCHASES AND SALES OF INVESTMENTS:

     The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:


                                                                                                          PURCHASES       PROCEEDS
SUB-ACCOUNT                                                                                                AT COST       FROM SALES
---------------------------------------------------------------------------------------------------    -------------   -------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio...........................................    $   4,849,551   $   6,762,012
AllianceBernstein VPS International Value Portfolio................................................        5,322,767      14,782,561
AllianceBernstein VPS Small/Mid Cap Value Portfolio................................................        2,919,358       5,260,561
AllianceBernstein VPS Value Portfolio..............................................................          950,621      10,208,706
AllianceBernstein VPS International Growth Portfolio...............................................          268,059       1,109,457
Invesco V.I. Government Securities Fund............................................................           63,092          86,590
Invesco V.I. High Yield Fund.......................................................................           74,835         152,311
Invesco V.I. International Growth Fund.............................................................              433             399
Invesco V.I. Diversified Dividend Fund.............................................................          286,597       1,482,752
Invesco V.I. Money Market Fund.....................................................................       40,819,161      39,036,621
American Funds Global Growth Fund..................................................................          339,103         788,427
American Funds Growth Fund.........................................................................        1,445,383       4,038,860
American Funds Growth-Income Fund..................................................................        1,268,221       3,734,304
American Funds International Fund..................................................................          279,347       1,169,477
American Funds Global Small Capitalization Fund....................................................          103,577         521,989
Sterling Capital Equity Income Variable Insurance Fund.............................................          215,533         599,142
Sterling Capital Special Opportunities VIF.........................................................        1,331,580       2,792,444
Sterling Capital Total Return Bond VIF.............................................................          184,178       1,192,342
Wells Fargo Advantage VT Omega Growth Fund.........................................................          119,598         296,503
Fidelity VIP Equity-Income Portfolio...............................................................        3,244,097      12,381,730
Fidelity VIP Growth Portfolio......................................................................        1,558,538       5,674,558
Fidelity VIP Contrafund(R) Portfolio...............................................................        9,164,234      65,504,026
Fidelity VIP Mid Cap Portfolio.....................................................................        3,190,476      17,846,743
Fidelity VIP Value Strategies Portfolio............................................................          559,747       2,314,491
Fidelity VIP Dynamic Capital Appreciation Portfolio................................................          921,870       1,448,375
Franklin Income VIP Fund*..........................................................................            3,151           2,899
Franklin Small-Mid Cap Growth VIP Fund*............................................................          427,879         601,958
Franklin Small Cap Value VIP Fund*.................................................................              480             239
Franklin Strategic Income VIP Fund*................................................................          580,886       1,464,701
Franklin Mutual Shares VIP Fund*...................................................................          394,230       1,198,868
Templeton Developing Markets VIP Fund*.............................................................           18,215         116,262
Templeton Growth VIP Fund*.........................................................................           66,731         390,306
Templeton Global Bond VIP Fund*....................................................................              132              63
Hartford Balanced HLS Fund.........................................................................        2,873,709       7,466,387
Hartford Total Return Bond HLS Fund................................................................       22,373,038      92,447,199
Hartford Capital Appreciation HLS Fund.............................................................        9,113,806      15,078,016
Hartford Dividend and Growth HLS Fund..............................................................       30,279,099      58,089,810
Hartford Global Research HLS Fund*.................................................................          178,518       1,297,234
Hartford Global Growth HLS Fund*...................................................................        1,911,450       2,327,693
Hartford Disciplined Equity HLS Fund...............................................................        3,914,715      35,143,707
Hartford Growth HLS Fund*..........................................................................        2,920,706       9,933,283
Hartford Growth Opportunities HLS Fund*............................................................       15,827,409      12,179,390
Hartford High Yield HLS Fund.......................................................................        4,602,969      12,061,635
Hartford Index HLS Fund*...........................................................................        1,679,761       9,958,877
Hartford International Opportunities HLS Fund......................................................        5,409,858      17,944,583
Hartford Small/Mid Cap Equity HLS Fund.............................................................          920,273       1,553,920
Hartford MidCap Value HLS Fund.....................................................................        1,855,948       1,768,155


--------------------------------------------------------------------------------
                                   SA-103

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                                          PURCHASES       PROCEEDS
SUB-ACCOUNT                                                                                                AT COST       FROM SALES
---------------------------------------------------------------------------------------------------    -------------   -------------
Hartford Ultrashort Bond HLS Fund..................................................................    $   7,404,800   $  17,219,291
Hartford Small Company HLS Fund....................................................................        4,915,543       7,417,911
Hartford SmallCap Growth HLS Fund..................................................................        4,413,695       8,886,153
Hartford Stock HLS Fund............................................................................          872,520       3,338,967
Hartford U.S. Government Securities HLS Fund.......................................................        9,839,506      25,739,977
Hartford Value HLS Fund............................................................................        1,355,357      12,926,237
American Funds Bond HLS Fund*......................................................................            2,515          16,745
American Funds Global Small Capitalization HLS Fund*...............................................               18              80
American Funds Growth HLS Fund*....................................................................            3,463           9,504
American Funds International HLS Fund*.............................................................            1,829           6,524
Huntington VA Income Equity Fund*..................................................................          105,119       1,240,389
Huntington VA Dividend Capture Fund*...............................................................        1,166,464       1,437,418
Huntington VA Growth Fund*.........................................................................          684,107       1,104,573
Huntington VA Mid Corp America Fund*...............................................................        1,566,115       2,957,603
Huntington VA Rotating Markets Fund*...............................................................          164,278         796,624
Huntington VA International Equity Fund............................................................           82,693         665,762
Huntington VA Mortgage Securities Fund*............................................................           58,400         839,823
Huntington VA Situs Fund*..........................................................................        2,764,138       1,967,942
Lord Abbett Fundamental Equity Fund................................................................        2,247,573       3,706,424
Lord Abbett Calibrated Dividend Growth Fund........................................................        1,454,317       1,574,361
Lord Abbett Bond-Debenture Fund....................................................................        4,626,182      12,224,551
Lord Abbett Growth and Income Fund.................................................................        2,484,060      25,385,772
Lord Abbett Classic Stock Fund.....................................................................          731,528       1,395,440
MFS(R) Core Equity Fund............................................................................           10,688          45,485
MFS(R) Growth Fund.................................................................................           60,900          39,298
MFS(R) Investors Growth Stock Fund.................................................................           41,584          35,850
MFS(R) Investors Trust Fund........................................................................           49,536         134,510
MFS(R) Total Return Fund...........................................................................          519,470       1,154,725
MFS(R) Value Fund..................................................................................              623           1,039
Invesco V.I. Equity and Income Fund................................................................          231,802         524,101
UIF Core Plus Fixed Income Portfolio...............................................................          415,577       1,602,399
UIF Emerging Markets Debt Portfolio................................................................           49,753          47,709
UIF Emerging Markets Equity Portfolio..............................................................        1,389,397       5,509,739
UIF Growth Portfolio...............................................................................          725,734       1,743,862
UIF Mid Cap Growth Portfolio.......................................................................        1,402,055       2,336,405
Invesco V.I. American Value Fund...................................................................        1,348,723       3,741,727
Morgan Stanley Mid Cap Growth Portfolio............................................................          269,897         451,350
Morgan Stanley Money Market Portfolio..............................................................          304,584       1,603,541
Morgan Stanley Global Infrastructure Portfolio*....................................................          457,620       2,325,187
Invesco V.I. Equally-Weighted S&P 500 Fund.........................................................        1,424,125       1,326,721
UIF Small Company Growth Portfolio.................................................................           95,382          34,987
UIF Global Franchise Portfolio.....................................................................           83,421          67,034
Oppenheimer Discovery Mid Cap Growth Fund/VA.......................................................          187,176       2,051,993
Oppenheimer Capital Appreciation Fund/VA...........................................................        2,011,871      10,219,990
Oppenheimer Global Fund/VA.........................................................................        8,129,162      31,898,244
Oppenheimer Main Street Fund(R)/VA.................................................................          424,809       1,946,111
Oppenheimer Main Street Small Cap Fund/VA..........................................................        7,238,680      11,946,218
Putnam VT Diversified Income Fund..................................................................        3,943,381      10,603,337
Putnam VT Global Asset Allocation Fund.............................................................          812,270       2,293,510
Putnam VT Growth and Income Fund...................................................................          691,017       2,432,608


--------------------------------------------------------------------------------
                                   SA-104

   ----------------------------------------------------------------------------



                                                                                                          PURCHASES       PROCEEDS
SUB-ACCOUNT                                                                                                AT COST       FROM SALES
---------------------------------------------------------------------------------------------------    -------------   -------------
Putnam VT International Value Fund.................................................................    $     580,670   $   1,228,586
Putnam VT International Equity Fund................................................................        2,359,716       8,131,175
Putnam VT Investors Fund...........................................................................          759,349       6,306,467
Putnam VT Multi-Cap Growth Fund....................................................................          318,360       1,791,751
Putnam VT Small Cap Value Fund.....................................................................        6,652,504       6,951,863
Putnam VT George Putnam Balanced Fund..............................................................          395,476         888,866
Putnam VT Voyager Fund.............................................................................          576,744       1,578,248
Putnam VT Equity Income Fund.......................................................................          741,457       3,337,387
Pioneer Fund VCT Portfolio.........................................................................           12,457          19,400
Invesco V.I. Growth and Income Fund................................................................        3,434,867       6,989,898
Invesco V.I. Comstock Fund.........................................................................        1,287,760      11,515,096
Invesco V.I. American Franchise....................................................................           26,086         129,765
Invesco V.I. Mid Cap Growth Fund...................................................................               --          15,290
Wells Fargo Advantage VT Intrinsic Value Fund......................................................               51             238
Wells Fargo Advantage VT International Equity Fund.................................................          252,060         446,177
Wells Fargo Advantage VT Small Cap Growth Fund.....................................................          515,251         628,746
Wells Fargo Advantage VT Small Cap Value Fund......................................................          550,887       1,913,137
Wells Fargo Advantage VT Opportunity Fund..........................................................            6,618          60,121
UIF Global Infrastructure Portfolio*...............................................................        2,182,466         292,427
HIMCO VIT Index Fund*..............................................................................        8,292,571         697,612
HIMCO VIT American Funds Bond Fund*................................................................           15,578             108
HIMCO VIT American Funds Global Small Capitalization Fund*.........................................               78              --
HIMCO VIT American Funds Growth Fund*..............................................................            8,634              64
HIMCO VIT American Funds International Fund*.......................................................            6,238              46


    *  See Note 1 for additional information related to this Sub-Account.

5.   CHANGES IN UNITS OUTSTANDING:

     The changes in units outstanding for the period ended December 31, 2014 were as follows:


                                                                                             UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------  -----------   -----------   --------------
AllianceBernstein VPS Balanced Wealth Strategy Portfolio................................       61,696       450,259        (388,563)
AllianceBernstein VPS International Value Portfolio.....................................      360,208     1,377,456      (1,017,248)
AllianceBernstein VPS Small/Mid Cap Value Portfolio.....................................       67,656       263,094        (195,438)
AllianceBernstein VPS Value Portfolio...................................................       34,666       737,802        (703,136)
AllianceBernstein VPS International Growth Portfolio....................................       32,344       126,241         (93,897)
Invesco V.I. Government Securities Fund.................................................        5,535         8,084          (2,549)
Invesco V.I. High Yield Fund............................................................        4,649        11,996          (7,347)
Invesco V.I. International Growth Fund..................................................           31            29               2
Invesco V.I. Diversified Dividend Fund..................................................       11,735        91,927         (80,192)
Invesco V.I. Money Market Fund..........................................................    4,171,068     3,976,474         194,594
American Funds Global Growth Fund.......................................................        5,061        44,803         (39,742)
American Funds Growth Fund..............................................................       45,928       252,900        (206,972)
American Funds Growth-Income Fund.......................................................       35,609       200,281        (164,672)
American Funds International Fund.......................................................       13,071        76,081         (63,010)
American Funds Global Small Capitalization Fund.........................................        3,503        24,512         (21,009)
Sterling Capital Equity Income Variable Insurance Fund..................................       95,580       333,720        (238,140)
Sterling Capital Special Opportunities VIF..............................................      108,425       975,323        (866,898)
Sterling Capital Total Return Bond VIF..................................................       19,858       820,849        (800,991)


--------------------------------------------------------------------------------
                                   SA-105

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                             UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------  -----------   -----------   --------------
Wells Fargo Advantage VT Omega Growth Fund..............................................        7,687       188,709        (181,022)
Fidelity VIP Equity-Income Portfolio....................................................      112,083       788,850        (676,767)
Fidelity VIP Growth Portfolio...........................................................       86,957       310,386        (223,429)
Fidelity VIP Contrafund(R) Portfolio....................................................      232,026     3,399,924      (3,167,898)
Fidelity VIP Mid Cap Portfolio..........................................................       96,431       868,638        (772,207)
Fidelity VIP Value Strategies Portfolio.................................................       30,570       132,103        (101,533)
Fidelity VIP Dynamic Capital Appreciation Portfolio.....................................       51,921        99,239         (47,318)
Franklin Income VIP Fund*...............................................................           40           165            (125)
Franklin Small-Mid Cap Growth VIP Fund*.................................................        5,782        43,011         (37,229)
Franklin Small Cap Value VIP Fund*......................................................           17            13               4
Franklin Strategic Income VIP Fund*.....................................................       10,047        63,519         (53,472)
Franklin Mutual Shares VIP Fund*........................................................       15,219        58,033         (42,814)
Templeton Developing Markets VIP Fund*..................................................          597         5,230          (4,633)
Templeton Growth VIP Fund*..............................................................        3,102        21,660         (18,558)
Templeton Global Bond VIP Fund*.........................................................           --             2              (2)
Hartford Balanced HLS Fund..............................................................    1,261,488     3,588,860      (2,327,372)
Hartford Total Return Bond HLS Fund.....................................................    4,560,477    40,846,291     (36,285,814)
Hartford Capital Appreciation HLS Fund..................................................      204,497       834,324        (629,827)
Hartford Dividend and Growth HLS Fund...................................................    1,678,543    20,940,671     (19,262,128)
Hartford Global Research HLS Fund*......................................................        8,800        91,413         (82,613)
Hartford Global Growth HLS Fund*........................................................      585,886     1,015,969        (430,083)
Hartford Disciplined Equity HLS Fund....................................................      579,518    17,461,230     (16,881,712)
Hartford Growth HLS Fund*...............................................................      300,451     4,948,495      (4,648,044)
Hartford Growth Opportunities HLS Fund*.................................................    3,119,445     4,354,232      (1,234,787)
Hartford High Yield HLS Fund............................................................      847,419     4,917,772      (4,070,353)
Hartford Index HLS Fund*................................................................      715,107     5,164,061      (4,448,954)
Hartford International Opportunities HLS Fund...........................................    2,144,636     8,894,725      (6,750,089)
Hartford Small/Mid Cap Equity HLS Fund..................................................       10,106       105,184         (95,078)
Hartford MidCap Value HLS Fund..........................................................       74,431        92,061         (17,630)
Hartford Ultrashort Bond HLS Fund.......................................................    5,889,343    13,617,232      (7,727,889)
Hartford Small Company HLS Fund.........................................................      427,707     2,501,925      (2,074,218)
Hartford SmallCap Growth HLS Fund.......................................................      541,994     3,295,636      (2,753,642)
Hartford Stock HLS Fund.................................................................      165,462     1,653,818      (1,488,356)
Hartford U.S. Government Securities HLS Fund............................................    6,292,210    20,427,188     (14,134,978)
Hartford Value HLS Fund.................................................................      268,205     6,143,281      (5,875,076)
American Funds Bond HLS Fund*...........................................................          138         1,459          (1,321)
American Funds Global Small Capitalization HLS Fund*....................................           --             7              (7)
American Funds Growth HLS Fund*.........................................................           24           715            (691)
American Funds International HLS Fund*..................................................           39           643            (604)
Huntington VA Income Equity Fund*.......................................................        2,779       712,777        (709,998)
Huntington VA Dividend Capture Fund*....................................................      450,414       580,455        (130,041)
Huntington VA Growth Fund*..............................................................        4,727       896,443        (891,716)
Huntington VA Mid Corp America Fund*....................................................        5,019     1,105,856      (1,100,837)
Huntington VA Rotating Markets Fund*....................................................          527       375,566        (375,039)
Huntington VA International Equity Fund.................................................        4,205        42,067         (37,862)
Huntington VA Mortgage Securities Fund*.................................................        1,331        69,671         (68,340)
Huntington VA Situs Fund*...............................................................    1,174,880       912,067         262,813
Lord Abbett Fundamental Equity Fund.....................................................       12,991       197,799        (184,808)
Lord Abbett Calibrated Dividend Growth Fund.............................................       46,382        90,015         (43,633)
Lord Abbett Bond-Debenture Fund.........................................................      152,258       705,790        (553,532)


--------------------------------------------------------------------------------
                                   SA-106

   ----------------------------------------------------------------------------



                                                                                             UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------  -----------   -----------   --------------
Lord Abbett Growth and Income Fund......................................................      144,099     1,711,622      (1,567,523)
Lord Abbett Classic Stock Fund..........................................................       14,299        82,440         (68,141)
MFS(R) Core Equity Fund.................................................................          470         3,360          (2,890)
MFS(R) Growth Fund......................................................................        3,181         3,191             (10)
MFS(R) Investors Growth Stock Fund......................................................        1,579         2,738          (1,159)
MFS(R) Investors Trust Fund.............................................................          143         9,551          (9,408)
MFS(R) Total Return Fund................................................................       17,580        63,719         (46,139)
MFS(R) Value Fund.......................................................................           15            64             (49)
Invesco V.I. Equity and Income Fund.....................................................        2,821        32,154         (29,333)
UIF Core Plus Fixed Income Portfolio....................................................       22,189       143,562        (121,373)
UIF Emerging Markets Debt Portfolio.....................................................        1,718         2,316            (598)
UIF Emerging Markets Equity Portfolio...................................................       75,979       303,779        (227,800)
UIF Growth Portfolio....................................................................        4,650       122,338        (117,688)
UIF Mid Cap Growth Portfolio............................................................       21,819       106,418         (84,599)
Invesco V.I. American Value Fund........................................................       27,392       169,770        (142,378)
Morgan Stanley Mid Cap Growth Portfolio.................................................        3,114        20,187         (17,073)
Morgan Stanley Money Market Portfolio...................................................       31,056       157,538        (126,482)
Morgan Stanley Global Infrastructure Portfolio*.........................................        1,370        95,073         (93,703)
Invesco V.I. Equally-Weighted S&P 500 Fund..............................................        8,063        39,147         (31,084)
UIF Small Company Growth Portfolio......................................................          823         1,200            (377)
UIF Global Franchise Portfolio..........................................................          261         2,499          (2,238)
Oppenheimer Discovery Mid Cap Growth Fund/VA............................................       11,494       137,509        (126,015)
Oppenheimer Capital Appreciation Fund/VA................................................       81,130       656,877        (575,747)
Oppenheimer Global Fund/VA..............................................................      149,764     1,757,041      (1,607,277)
Oppenheimer Main Street Fund(R)/VA......................................................       13,879       116,025        (102,146)
Oppenheimer Main Street Small Cap Fund/VA...............................................       87,211       601,939        (514,728)
Putnam VT Diversified Income Fund.......................................................       83,500       462,908        (379,408)
Putnam VT Global Asset Allocation Fund..................................................       13,235        90,663         (77,428)
Putnam VT Growth and Income Fund........................................................       21,913        66,472         (44,559)
Putnam VT International Value Fund......................................................       67,469       143,702         (76,233)
Putnam VT International Equity Fund.....................................................      139,895       479,457        (339,562)
Putnam VT Investors Fund................................................................       38,476       477,870        (439,394)
Putnam VT Multi-Cap Growth Fund.........................................................       16,243        92,252         (76,009)
Putnam VT Small Cap Value Fund..........................................................       36,427       213,873        (177,446)
Putnam VT George Putnam Balanced Fund...................................................       23,999        58,480         (34,481)
Putnam VT Voyager Fund..................................................................        8,498        50,357         (41,859)
Putnam VT Equity Income Fund............................................................       26,887       138,936        (112,049)
Pioneer Fund VCT Portfolio..............................................................           --        10,918         (10,918)
Invesco V.I. Growth and Income Fund.....................................................       30,276       295,348        (265,072)
Invesco V.I. Comstock Fund..............................................................       43,371       481,752        (438,381)
Invesco V.I. American Franchise.........................................................        1,245         6,229          (4,984)
Invesco V.I. Mid Cap Growth Fund........................................................           --           642            (642)
Wells Fargo Advantage VT Intrinsic Value Fund...........................................            6            92             (86)
Wells Fargo Advantage VT International Equity Fund......................................      139,726       343,490        (203,764)
Wells Fargo Advantage VT Small Cap Growth Fund..........................................       18,552        35,604         (17,052)
Wells Fargo Advantage VT Small Cap Value Fund...........................................       36,540       121,745         (85,205)
Wells Fargo Advantage VT Opportunity Fund...............................................          354         3,455          (3,101)
UIF Global Infrastructure Portfolio*....................................................      204,439        24,206         180,233
HIMCO VIT Index Fund*...................................................................    4,192,479       324,609       3,867,870

    * See Note 1 for additional information related to this Sub-Account.


--------------------------------------------------------------------------------
                                   SA-107

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


     The changes in units outstanding for the period ended December 31, 2013 were as follows:


                                                                                             UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------  ------------   -----------   --------------
HIMCO VIT American Funds Bond Fund*....................................................         1,366             7           1,359
HIMCO VIT American Funds Global Small Capitalization Fund*.............................             7            --               7
HIMCO VIT American Funds Growth Fund*..................................................           656             3             653
HIMCO VIT American Funds International Fund*...........................................           621             3             618
AllianceBernstein VPS Balanced Wealth Strategy Portfolio...............................       176,864     1,352,248      (1,175,384)
AllianceBernstein VPS International Value Portfolio....................................       435,481     4,001,392      (3,565,911)
AllianceBernstein VPS Small/Mid Cap Value Portfolio....................................       225,960       450,651        (224,691)
AllianceBernstein VPS Value Portfolio..................................................       182,457     1,812,643      (1,630,186)
AllianceBernstein VPS International Growth Portfolio...................................        61,771       235,513        (173,742)
Invesco V.I. Government Securities Fund................................................         2,588         4,309          (1,721)
Invesco V.I. High Yield Fund...........................................................         5,605        20,933         (15,328)
Invesco V.I. International Growth Fund.................................................            32            35              (3)
Invesco V.I. Diversified Dividend Fund.................................................        41,933       173,513        (131,580)
Invesco V.I. Money Market Fund.........................................................     2,215,385     1,404,915         810,470
American Funds Global Growth Fund......................................................        43,271        83,638         (40,367)
American Funds Growth Fund.............................................................       124,852       396,510        (271,658)
American Funds Growth-Income Fund......................................................        97,812       252,919        (155,107)
American Funds International Fund......................................................        27,637       122,161         (94,524)
American Funds Global Small Capitalization Fund........................................         5,289        17,243         (11,954)
Sterling Capital Strategic Allocation Equity VIF.......................................            37       481,033        (480,996)
Sterling Capital Equity Income Variable Insurance Fund.................................       325,085       327,968          (2,883)
Sterling Capital Special Opportunities VIF.............................................       214,402     1,543,760      (1,329,358)
Sterling Capital Total Return Bond VIF.................................................       292,681     1,472,918      (1,180,237)
Wells Fargo Advantage VT Omega Growth Fund.............................................       156,582        80,915          75,667
Fidelity(R) VIP Equity-Income Portfolio................................................       280,624     1,662,282      (1,381,658)
Fidelity(R) VIP Growth Portfolio.......................................................       156,543       595,229        (438,686)
Fidelity(R) VIP Contrafund(R) Portfolio................................................       540,824     7,011,332      (6,470,508)
Fidelity(R) VIP Mid Cap Portfolio......................................................       280,359     1,624,610      (1,344,251)
Fidelity(R) VIP Value Strategies Portfolio.............................................       109,075       288,399        (179,324)
Fidelity(R) VIP Dynamic Capital Appreciation Portfolio.................................        88,486       152,075         (63,589)
Franklin Income Securities Fund........................................................           328            --             328
Franklin Small-Mid Cap Growth Securities Fund..........................................        12,018        81,905         (69,887)
Franklin Small Cap Value Securities Fund...............................................             3            26             (23)
Franklin Strategic Income Securities Fund..............................................        17,031        76,593         (59,562)
Mutual Shares Securities Fund..........................................................         9,121       151,224        (142,103)
Templeton Developing Markets Securities Fund...........................................         4,579        37,841         (33,262)
Templeton Growth Securities Fund.......................................................         7,030        38,114         (31,084)
Templeton Global Bond Securities Fund..................................................            --             2              (2)
Hartford Balanced HLS Fund.............................................................     2,527,995     6,535,408      (4,007,413)
Hartford Total Return Bond HLS Fund....................................................    33,176,148    48,038,120     (14,861,972)
Hartford Capital Appreciation HLS Fund.................................................       871,826     1,060,564        (188,738)
Hartford Dividend and Growth HLS Fund..................................................     3,473,841    42,716,474     (39,242,633)
Hartford Global Research HLS Fund......................................................        27,103        31,673          (4,570)
Hartford Global Growth HLS Fund........................................................       424,684     1,379,743        (955,059)
Hartford Disciplined Equity HLS Fund...................................................     2,403,209    34,140,854     (31,737,645)
Hartford Growth HLS Fund...............................................................       403,459     2,505,010      (2,101,551)
Hartford Growth Opportunities HLS Fund.................................................     2,469,443     5,976,301      (3,506,858)
Hartford High Yield HLS Fund...........................................................     2,188,093     9,510,035      (7,321,942)


--------------------------------------------------------------------------------
                                   SA-108

   ----------------------------------------------------------------------------



                                                                                             UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------  ------------   -----------   --------------
Hartford Index HLS Fund................................................................     1,557,909     2,822,777      (1,264,868)
Hartford International Opportunities HLS Fund..........................................     7,219,347    11,283,087      (4,063,740)
Hartford Small/Mid Cap Equity HLS Fund.................................................       104,547       196,623         (92,076)
Hartford MidCap Value HLS Fund.........................................................       147,906       140,121           7,785
Hartford Ultrashort Bond HLS Fund......................................................    35,469,870    56,428,959     (20,959,089)
Hartford Small Company HLS Fund........................................................     1,919,878     3,211,439      (1,291,561)
Hartford SmallCap Growth HLS Fund......................................................     2,003,240     4,887,561      (2,884,321)
Hartford Stock HLS Fund................................................................       544,646     3,258,412      (2,713,766)
Hartford U.S. Government Securities HLS Fund...........................................    11,730,602    39,914,669     (28,184,067)
Hartford Value HLS Fund................................................................     2,071,477     9,966,275      (7,894,798)
American Funds Bond HLS Fund...........................................................           204            16             188
American Funds Global Small Capitalization HLS Fund....................................            --            --              --
American Funds Growth HLS Fund.........................................................            17            54             (37)
American Funds International HLS Fund..................................................            39            58             (19)
Huntington VA Income Equity Fund.......................................................         3,759       408,117        (404,358)
Huntington VA Dividend Capture Fund....................................................       392,907     1,256,116        (863,209)
Huntington VA Growth Fund..............................................................        12,142       319,867        (307,725)
Huntington VA Mid Corp America Fund....................................................         4,590       479,250        (474,660)
Huntington VA Rotating Markets Fund....................................................        11,872       123,986        (112,114)
Huntington VA International Equity Fund................................................         2,154        32,655         (30,501)
Huntington VA Mortgage Securities Fund.................................................         7,457        27,186         (19,729)
Huntington VA Situs Fund...............................................................        49,511       665,817        (616,306)
Lord Abbett Fundamental Equity Fund....................................................       347,541       245,156         102,385
Lord Abbett Calibrated Dividend Growth Fund............................................        63,596       146,902         (83,306)
Lord Abbett Bond-Debenture Fund........................................................       337,945     1,214,838        (876,893)
Lord Abbett Growth and Income Fund.....................................................       546,480     2,955,371      (2,408,891)
Lord Abbett Classic Stock Fund.........................................................        33,446       169,006        (135,560)
MFS(R) Core Equity Fund................................................................        23,557        14,543           9,014
MFS(R) Growth Fund.....................................................................        17,767        27,927         (10,160)
MFS(R) Investors Growth Stock Fund.....................................................           819         3,409          (2,590)
MFS(R) Investors Trust Fund............................................................           854        19,332         (18,478)
MFS(R) Total Return Fund...............................................................        28,604        92,600         (63,996)
MFS(R) Value Fund......................................................................            35            69             (34)
Invesco V.I. Equity and Income Fund....................................................         1,945        80,633         (78,688)
UIF Core Plus Fixed Income Portfolio...................................................       145,901       251,893        (105,992)
UIF Emerging Markets Debt Portfolio....................................................         2,602         5,977          (3,375)
UIF Emerging Markets Equity Portfolio..................................................        93,784       491,166        (397,382)
UIF Growth Portfolio...................................................................       872,813       612,304         260,509
UIF Mid Cap Growth Portfolio...........................................................        59,691       268,158        (208,467)
Invesco V.I. American Value Fund.......................................................        88,079       316,855        (228,776)
Morgan Stanley Mid Cap Growth Portfolio................................................           887        14,312         (13,425)
Morgan Stanley Money Market Portfolio..................................................       231,181       316,536         (85,355)
Morgan Stanley Global Infrastructure Portfolio.........................................         6,284        68,589         (62,305)
Invesco V.I. Equally-Weighted S&P 500 Fund.............................................        15,340        96,070         (80,730)
UIF Small Company Growth Portfolio.....................................................           742         6,624          (5,882)
UIF Global Franchise Portfolio.........................................................           466         1,422            (956)
Oppenheimer Discovery Mid Cap Growth Fund/VA...........................................        44,905       173,947        (129,042)
Oppenheimer Capital Appreciation Fund/VA...............................................       131,606     1,302,548      (1,170,942)
Oppenheimer Global Fund/VA.............................................................       358,022     3,796,456      (3,438,434)
Oppenheimer Main Street Fund(R) /VA....................................................        31,669       204,285        (172,616)


--------------------------------------------------------------------------------
                                   SA-109

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------



                                                                                             UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                                                                                 ISSUED       REDEEMED      (DECREASE)
---------------------------------------------------------------------------------------  ------------   -----------   --------------
Oppenheimer Main Street Small Cap Fund/VA..............................................       134,005     1,569,046      (1,435,041)
Putnam VT Diversified Income Fund......................................................       188,383       818,971        (630,588)
Putnam VT Global Asset Allocation Fund.................................................        21,369       141,760        (120,391)
Putnam VT Growth and Income Fund.......................................................        24,389        49,476         (25,087)
Putnam VT International Value Fund.....................................................       500,261       139,189         361,072
Putnam VT International Equity Fund....................................................       148,372     1,298,717      (1,150,345)
Putnam VT Investors Fund...............................................................       145,592     1,096,954        (951,362)
Putnam VT Multi-Cap Growth Fund........................................................       283,647        58,247         225,400
Putnam VT Small Cap Value Fund.........................................................        55,832       641,625        (585,793)
Putnam VT George Putnam Balanced Fund..................................................        17,836       142,260        (124,424)
Putnam VT Voyager Fund.................................................................        19,419        38,273         (18,854)
Putnam VT Equity Income Fund...........................................................       131,393       195,552         (64,159)
Pioneer Fund VCT Portfolio.............................................................           520        48,170         (47,650)
Invesco V.I. Growth and Income Fund....................................................        85,117       762,810        (677,693)
Invesco V.I. Comstock Fund.............................................................       127,973     1,028,749        (900,776)
Invesco V.I. American Franchise........................................................         2,268         5,367          (3,099)
Invesco V.I. Mid Cap Growth Fund.......................................................         4,061        10,580          (6,519)
Wells Fargo Advantage VT Total Return Bond Fund........................................            --        30,026         (30,026)
Wells Fargo Advantage VT Intrinsic Value Fund..........................................            86            89              (3)
Wells Fargo Advantage VT International Equity Fund.....................................       187,658       339,013        (151,355)
Wells Fargo Advantage VT Small Cap Growth Fund.........................................        13,115        64,967         (51,852)
Wells Fargo Advantage VT Small Cap Value Fund..........................................        35,008       123,940         (88,932)
Wells Fargo Advantage VT Opportunity Fund..............................................            --         3,886          (3,886)

6.   FINANCIAL HIGHLIGHTS:

     The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2014. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014        1,423,024  $ 15.726627   to   $   16.832190  $  20,789,994   0.75%    to    2.65%     2.03%   to   2.41%
    2013        1,811,587    14.793271   to       16.136849     25,099,009   0.75%    to    2.65%     1.89%   to   3.11%
    2012        2,986,971    12.818616   to       14.250834     36,373,989   0.75%    to    2.65%     1.91%   to   1.92%
    2011        3,444,646    11.391416   to       12.906986     37,539,257   0.75%    to    2.65%     2.28%   to   3.43%
    2010        3,857,808    10.720387   to       11.838977     43,926,655   0.75%    to    2.45%     2.50%   to   2.51%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014        4,637,248    10.250283   to       13.390051     44,263,036   0.75%    to    2.65%     3.43%   to   3.43%
    2013        5,654,496    11.040717   to       14.699331     58,441,869   0.75%    to    2.65%     5.71%   to   8.17%
    2012        9,220,407     9.063687   to       12.298405     78,884,822   0.75%    to    2.65%     1.05%   to   1.43%
    2011       10,182,361     7.996803   to       11.058787     77,379,447   0.75%    to    2.65%     4.00%   to   4.92%
    2010       10,221,037    10.000912   to       14.095784     97,750,731   0.75%    to    2.65%     2.56%   to   3.30%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH STRATEGY PORTFOLIO
    2014        4.31%     to     6.31%
    2013       13.23%     to    15.40%
    2012       10.41%     to    12.53%
    2011       (5.59)%    to    (3.78)%
    2010        7.63%     to     9.47%

ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
    2014       (8.91)%    to    (7.16)%
    2013       19.52%     to    21.81%
    2012       11.21%     to    13.34%
    2011      (21.55)%    to   (20.04)%
    2010        1.57%     to     3.52%


--------------------------------------------------------------------------------
                                   SA-110

   ----------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
    2014          609,235  $ 21.682602   to   $   27.297415  $  12,339,540   0.75%    to    2.65%     0.29%   to   0.53%
    2013          804,673    20.051917   to       25.728586     15,164,912   0.75%    to    2.65%     0.42%   to   0.46%
    2012        1,029,364    14.678471   to       19.194614     14,265,092   0.75%    to    2.65%     0.25%   to   0.30%
    2011        1,212,959    12.483330   to       16.637043     14,407,682   0.75%    to    2.65%     0.25%   to   0.27%
    2010        1,349,241    12.463674   to       13.763974     17,784,590   0.75%    to    2.45%     0.27%   to   0.28%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014        1,898,959    15.028554   to       20.139748     26,622,085   0.75%    to    2.65%     0.93%   to   1.58%
    2013        2,602,095    13.668974   to       18.669017     33,359,556   0.75%    to    2.65%     2.01%   to   2.01%
    2012        4,232,281    10.089941   to       14.044706     40,348,899   0.75%    to    2.65%     1.56%   to   1.72%
    2011        5,250,860     8.798492   to       12.481891     43,936,888   0.75%    to    2.65%     1.16%   to   1.19%
    2010        5,806,643     9.212624   to       13.320158     51,197,300   0.75%    to    2.65%     1.76%   to   1.76%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014          339,990     8.402728   to       15.507732      2,822,447   1.15%    to    2.65%      --     to     --
    2013          433,887     8.621927   to       16.152775      3,700,526   1.15%    to    2.65%     0.73%   to   1.04%
    2012          607,629     7.860671   to       14.636537      4,607,546   0.75%    to    2.65%      --     to   1.51%
    2011          696,673     6.403907   to        6.872697      4,659,139   0.75%    to    2.40%     2.63%   to   2.69%
    2010          731,599     7.813082   to        8.247734      5,891,843   0.75%    to    2.40%     1.84%   to   1.92%

INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014           22,886    10.009909   to       10.396762        233,483   1.60%    to    2.60%     2.71%   to   2.97%
    2013           25,435     9.889723   to       10.169723        254,307   1.60%    to    2.60%     3.33%   to   3.33%
    2012           27,156    10.448508   to       10.637388        285,643   1.60%    to    2.60%     2.87%   to   2.95%
    2011           29,353    10.490959   to       10.574332        308,891   1.60%    to    2.60%      --     to     --

INVESCO V.I. HIGH YIELD FUND
    2014           35,224    11.264023   to       11.945739        412,882   1.30%    to    2.85%     3.49%   to   4.50%
    2013           42,571    11.392973   to       11.896653        500,203   1.30%    to    2.85%     4.91%   to   5.04%
    2012           57,899    10.954583   to       11.262984        647,966   1.30%    to    2.85%     5.02%   to   5.16%
    2011           68,991     9.638218   to        9.737940        669,986   1.30%    to    2.60%      --     to     --

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014              437    11.710671   to       11.710671          5,119   1.00%    to    1.00%     1.36%   to   1.36%
    2013              435    11.817709   to       11.817709          5,139   1.00%    to    1.00%     1.09%   to   1.09%
    2012              438    10.054472   to       10.054472          4,409   1.00%    to    1.00%     1.33%   to   1.33%
    2011              434     8.811351   to        8.811351          3,823   1.00%    to    1.00%     1.14%   to   1.14%
    2010              406     9.568935   to        9.568935          3,889   1.00%    to    1.00%     1.90%   to   1.90%

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014          463,286    15.605073   to       16.397210      7,549,114   1.30%    to    2.35%     1.48%   to   1.64%
    2013          543,478    14.216374   to       14.723123      7,965,940   1.30%    to    2.30%     1.80%   to   2.11%
    2012          675,058    11.124422   to       11.382896      7,661,492   1.30%    to    2.30%     1.88%   to   2.02%
    2011          761,606     9.616628   to        9.712980      7,388,440   1.30%    to    2.30%      --     to     --

INVESCO V.I. MONEY MARKET FUND
    2014        1,005,064     9.590792   to        9.822170      9,820,411   1.15%    to    2.65%     0.01%   to   0.01%
    2013          810,470     9.847066   to        9.934467      8,037,869   1.15%    to    2.65%     0.01%   to   0.01%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014          109,015    21.011536   to       23.578378      1,956,491   1.40%    to    2.85%     1.02%   to   1.13%
    2013          148,757     2.469409   to       21.130260      2,607,786   1.30%    to    2.85%     1.13%   to   1.28%
    2012          189,124     1.936644   to       16.830177      2,649,774   1.30%    to    2.85%     0.87%   to   0.93%
    2011          225,660     1.600797   to       14.216391      2,626,490   1.30%    to    2.65%     1.32%   to   1.33%
    2010          281,164     1.779930   to       10.808051      3,627,408   1.30%    to    2.60%     0.94%   to   1.48%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO
    2014        6.10%     to     8.13%
    2013       34.04%     to    36.61%
    2012       15.37%     to    17.58%
    2011      (11.01)%    to    (9.30)%
    2010       23.53%     to    25.64%

ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
    2014        7.88%     to     9.95%
    2013       32.93%     to    35.47%
    2012       12.52%     to    14.68%
    2011       (6.29)%    to    (4.50)%
    2010        8.51%     to    10.59%

ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
    2014       (3.99)%    to    (2.54)%
    2013       10.36%     to    12.03%
    2012       12.22%     to    14.38%
    2011      (18.04)%    to   (16.67)%
    2010        9.94%     to    11.77%

INVESCO V.I. GOVERNMENT SECURITIES FUND
    2014        1.22%     to     2.23%
    2013       (5.35)%    to    (4.40)%
    2012       (0.40)%    to     0.60%
    2011        4.91%     to     5.74%

INVESCO V.I. HIGH YIELD FUND
    2014       (1.13)%    to     0.41%
    2013        4.00%     to     5.63%
    2012       13.88%     to    15.66%
    2011       (3.62)%    to    (2.62)%

INVESCO V.I. INTERNATIONAL GROWTH FUND
    2014       (0.91)%    to    (0.91)%
    2013       17.54%     to    17.54%
    2012       14.11%     to    14.11%
    2011       (7.92)%    to    (7.92)%
    2010       11.49%     to    11.49%

INVESCO V.I. DIVERSIFIED DIVIDEND FUND
    2014        9.92%     to    11.37%
    2013       27.79%     to    29.34%
    2012       15.68%     to    17.19%
    2011       (3.83)%    to    (2.87)%

INVESCO V.I. MONEY MARKET FUND
    2014       (2.60)%    to    (1.13)%
    2013       (1.53)%    to    (0.66)%

AMERICAN FUNDS GLOBAL GROWTH FUND
    2014       (0.56)%    to     0.89%
    2013       25.55%     to    27.51%
    2012       19.12%     to    20.98%
    2011      (11.27)%    to   (10.06)%
    2010        8.88%     to    10.30%


--------------------------------------------------------------------------------
                                   SA-111

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
AMERICAN FUNDS GROWTH FUND
    2014          754,756  $  2.084619   to   $   22.947533  $  11,875,990   1.30%    to    2.85%     0.76%   to   0.94%
    2013          961,728     1.946294   to       21.759453     14,170,559   1.30%    to    2.85%     0.77%   to   1.01%
    2012        1,233,386     1.515544   to       17.208192     13,440,166   1.30%    to    2.85%     0.78%   to   0.79%
    2011        1,547,942     1.302357   to       15.111751     14,474,721   1.30%    to    2.65%     0.61%   to   0.71%
    2010        1,925,301     1.378355   to        8.922734     18,977,658   1.30%    to    2.60%     0.69%   to   0.70%

AMERICAN FUNDS GROWTH-INCOME FUND
    2014          476,071    20.370001   to       21.563654      9,265,694   1.40%    to    2.85%     1.26%   to   1.45%
    2013          640,743     1.792918   to       20.054357     11,310,530   1.30%    to    2.85%     1.39%   to   1.56%
    2012          795,850     1.360573   to       15.456025     10,766,538   1.30%    to    2.85%     1.58%   to   1.65%
    2011          924,439     1.173261   to       13.620293     10,870,289   1.30%    to    2.65%     1.57%   to   1.80%
    2010        1,151,443     1.210780   to       11.649995     14,045,200   1.30%    to    2.60%     0.37%   to   1.40%

AMERICAN FUNDS INTERNATIONAL FUND
    2014          318,607     2.060495   to       16.916233      3,874,777   1.30%    to    2.65%     1.22%   to   1.38%
    2013          381,617     2.144357   to       17.844050      4,928,583   1.30%    to    2.65%     1.21%   to   1.57%
    2012          476,141     1.786016   to       15.063959      4,889,454   1.30%    to    2.65%     1.52%   to   1.52%
    2011          583,061     1.534576   to        8.695755      5,339,390   1.30%    to    2.60%     1.46%   to   1.70%
    2010          796,029     1.807016   to       10.373844      8,088,398   1.30%    to    2.60%     1.90%   to   2.00%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014           48,498    16.529484   to       26.486124      1,029,506   1.40%    to    2.60%     0.11%   to   0.12%
    2013           69,507     2.573031   to       16.612350      1,428,346   1.30%    to    2.60%     0.87%   to   0.87%
    2012           81,461     2.032043   to       13.291116      1,351,268   1.30%    to    2.60%     1.34%   to   1.35%
    2011           93,099     1.741965   to       11.542805      1,318,829   1.30%    to    2.60%     1.22%   to   1.38%
    2010          129,245     2.182637   to       14.652494      2,291,310   1.30%    to    2.60%     1.52%   to   1.73%

STERLING CAPITAL EQUITY INCOME VARIABLE INSURANCE FUND
    2014        1,180,922     1.521102   to        1.763828      2,043,569   1.15%    to    2.40%     2.00%   to   2.03%
    2013        1,419,062     1.496955   to        1.714255      2,380,013   1.15%    to    2.40%     1.27%   to   1.31%
    2012        1,421,945     1.302207   to        1.472729      2,033,904   1.15%    to    2.40%     0.98%   to   1.00%
    2011        1,688,640     1.167147   to        1.303596      2,144,519   1.15%    to    2.40%     1.10%   to   1.12%
    2010        1,874,625     1.245768   to        1.374117      2,514,124   1.15%    to    2.40%     1.26%   to   1.27%

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF
    2014        2,639,370     2.560477   to        2.908287      7,528,103   1.15%    to    2.40%     0.05%   to   0.05%
    2013        3,506,268     2.261096   to        2.536345      8,737,044   1.15%    to    2.40%     0.07%   to   0.08%
    2012        4,835,626     1.826285   to        2.023186      9,615,551   1.15%    to    2.40%     0.13%   to   0.27%
    2011        6,254,776     1.636125   to        1.790016     11,003,734   1.15%    to    2.40%      --     to     --
    2010        7,107,403     1.737245   to        1.877039     13,131,758   1.15%    to    2.40%     0.06%   to   0.07%

STERLING CAPITAL TOTAL RETURN BOND VIF
    2014        2,247,106     1.439089   to       12.236568      3,169,949   1.15%    to    2.35%     3.20%   to   3.20%
    2013        3,048,097     1.380512   to       11.880144      4,138,519   1.15%    to    2.35%     0.66%   to   3.18%
    2012        4,228,334     1.311058   to        1.418723      5,896,560   1.15%    to    2.10%     2.84%   to   2.86%
    2011        5,087,761     1.261774   to        1.352480      6,762,332   1.15%    to    2.10%     3.58%   to   3.61%
    2010        5,713,529     1.214340   to        1.289323      7,240,118   1.15%    to    2.10%     3.87%   to   3.87%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014          209,390     1.830205   to       18.884237        326,967   1.15%    to    2.35%      --     to     --
    2013          390,412     1.778660   to       18.775195        575,206   1.15%    to    2.10%     0.14%   to   0.39%
    2012          314,745     1.283169   to       13.706611        334,346   1.15%    to    2.10%      --     to     --
    2011          268,500     1.074886   to       11.626618        237,648   1.15%    to    2.10%      --     to     --
    2010          349,865     0.822613   to       12.595498        328,571   1.15%    to    2.10%     0.89%   to   0.89%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
AMERICAN FUNDS GROWTH FUND
    2014        5.46%     to     7.11%
    2013       26.45%     to    28.42%
    2012       14.58%     to    16.37%
    2011       (6.78)%    to    (5.51)%
    2010       15.64%     to    17.15%

AMERICAN FUNDS GROWTH-INCOME FUND
    2014        7.53%     to     9.10%
    2013       29.75%     to    31.78%
    2012       14.18%     to    15.97%
    2011       (4.40)%    to    (3.10)%
    2010        8.57%     to     9.99%

AMERICAN FUNDS INTERNATIONAL FUND
    2014       (5.20)%    to    (3.91)%
    2013       18.46%     to    20.06%
    2012       14.82%     to    16.38%
    2011      (16.18)%    to   (15.08)%
    2010        4.48%     to     5.85%

AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND
    2014       (0.50)%    to     0.70%
    2013       24.99%     to    26.62%
    2012       15.15%     to    16.65%
    2011      (21.22)%    to   (20.19)%
    2010       19.28%     to    20.83%

STERLING CAPITAL EQUITY INCOME VARIABLE INSURANCE FUND
    2014        1.61%     to     2.89%
    2013       14.96%     to    16.40%
    2012       11.57%     to    12.97%
    2011       (6.31)%    to    (5.13)%
    2010        9.28%     to    10.65%

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF
    2014       13.24%     to    14.66%
    2013       23.81%     to    25.36%
    2012       11.62%     to    13.03%
    2011       (5.82)%    to    (4.64)%
    2010       13.48%     to    14.91%

STERLING CAPITAL TOTAL RETURN BOND VIF
    2014        3.00%     to     4.24%
    2013       (3.85)%    to    (2.69)%
    2012        3.91%     to     4.90%
    2011        3.91%     to     4.90%
    2010        5.50%     to     6.51%

WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND
    2014        1.45%     to     2.90%
    2013       36.98%     to    38.61%
    2012       17.89%     to    19.38%
    2011       (7.50)%    to    (6.44)%
    2010       17.30%     to    25.96%


--------------------------------------------------------------------------------
                                   SA-112

   ----------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
    2014        2,427,012  $ 16.548180   to   $   21.313215  $  37,471,382   0.75%    to    2.65%     2.59%   to   4.08%
    2013        3,103,779    15.369493   to       20.174847     44,773,417   0.75%    to    2.65%     2.26%   to   2.63%
    2012        4,485,437    12.114138   to       16.206500     51,368,415   0.75%    to    2.65%     2.60%   to   4.06%
    2011        5,290,329    10.426975   to       14.216816     52,466,826   0.75%    to    2.65%     2.33%   to   2.60%
    2010        5,880,492    10.437162   to       14.503942     58,701,280   0.75%    to    2.65%     1.49%   to   2.14%

FIDELITY VIP GROWTH PORTFOLIO
    2014          807,295    19.472927   to       23.513215     14,691,660   0.75%    to    2.65%      --     to     --
    2013        1,030,724    17.673176   to       21.749400     17,109,519   0.75%    to    2.65%     0.04%   to   0.05%
    2012        1,469,410    11.504099   to       13.092760     18,198,873   0.75%    to    2.40%     0.35%   to   0.38%
    2011        1,639,625    10.299916   to       11.530588     18,007,554   0.75%    to    2.40%     0.12%   to   0.13%
    2010        1,852,764    10.553719   to       11.621232     20,627,962   0.75%    to    2.40%     0.03%   to   0.03%

FIDELITY VIP CONTRAFUND(R) PORTFOLIO
    2014        9,366,730    20.875230   to       22.778566    182,657,570   0.75%    to    2.65%     0.69%   to   0.74%
    2013       12,534,628    18.837029   to       20.948770    222,033,206   0.75%    to    2.65%     0.73%   to   1.50%
    2012       19,005,136    14.492862   to       16.426531    261,269,896   0.75%    to    2.65%     1.11%   to   1.14%
    2011       22,202,373    12.572635   to       14.523280    266,359,398   0.75%    to    2.65%     0.77%   to   0.91%
    2010       25,086,647    11.798816   to       13.030114    313,797,647   0.75%    to    2.45%     0.98%   to   1.02%

FIDELITY VIP MID CAP PORTFOLIO
    2014        2,407,199    21.776994   to       23.665706     48,829,073   0.75%    to    2.65%     0.01%   to   0.02%
    2013        3,179,406    20.692786   to       22.918925     61,707,841   0.75%    to    2.65%     0.30%   to   0.36%
    2012        4,523,657    15.344540   to       17.321033     65,564,151   0.75%    to    2.65%     0.34%   to   0.42%
    2011        5,348,734    13.494815   to       15.525131     68,616,762   0.75%    to    2.65%     0.02%   to   0.03%
    2010        5,980,549    13.810622   to       15.251669     87,241,344   0.75%    to    2.45%     0.12%   to   0.15%

FIDELITY VIP VALUE STRATEGIES PORTFOLIO
    2014          367,647    15.705344   to       17.848928      6,353,852   1.15%    to    2.45%     0.65%   to   0.68%
    2013          469,180    15.110743   to       16.951327      7,724,799   1.15%    to    2.45%     0.56%   to   0.70%
    2012          648,504    11.894946   to       13.171593      8,317,322   1.15%    to    2.45%     0.37%   to   0.39%
    2011          672,411     9.593403   to       10.630369      6,879,588   0.95%    to    2.45%     0.73%   to   0.76%
    2010          754,197    10.808474   to       11.936816      8,608,324   0.75%    to    2.45%     0.30%   to   0.31%

FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014          211,736    13.761872   to       15.518699      3,164,250   0.75%    to    2.40%     0.21%   to   0.22%
    2013          259,054    12.738293   to       14.129404      3,519,676   0.75%    to    2.40%     0.10%   to   0.12%
    2012          322,643     9.437406   to       10.081592      3,222,001   1.15%    to    2.40%     0.19%   to   0.75%
    2011          107,897     7.907296   to        8.342186        890,492   1.15%    to    2.40%      --     to     --
    2010          138,485     8.330097   to        8.678976      1,191,506   1.15%    to    2.40%     0.11%   to   0.20%

FRANKLIN INCOME VIP FUND+
    2014            3,712    14.307628   to       14.307628         53,106   1.00%    to    1.00%     4.75%   to   4.75%
    2013            3,837    13.826165   to       13.826165         53,050   1.00%    to    1.00%     6.03%   to   6.03%
    2012            3,509    12.265726   to       12.265726         43,037   1.00%    to    1.00%     6.31%   to   6.31%
    2011            3,514    11.006459   to       11.006459         38,675   1.00%    to    1.00%     5.63%   to   5.63%
    2010            3,572    10.868618   to       10.868618         38,822   1.00%    to    1.00%     7.24%   to   7.24%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014          113,266     1.962775   to       24.310895      1,529,275   1.30%    to    2.85%      --     to     --
    2013          150,495     1.850212   to       23.274741      1,933,479   1.30%    to    2.85%      --     to     --
    2012          220,382     1.356754   to       17.333549      1,868,799   1.30%    to    2.85%      --     to     --
    2011          241,648     1.239954   to        7.211385      1,910,667   1.30%    to    2.60%      --     to     --
    2010          341,059     1.319964   to        7.777244      2,675,550   1.30%    to    2.60%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
    2014        5.64%     to     7.67%
    2013       24.49%     to    26.87%
    2012       14.00%     to    16.18%
    2011       (1.98)%    to    (0.10)%
    2010       11.91%     to    14.06%

FIDELITY VIP GROWTH PORTFOLIO
    2014        8.11%     to    10.18%
    2013       32.45%     to    34.98%
    2012       11.69%     to    13.55%
    2011       (2.40)%    to    (0.78)%
    2010       20.93%     to    22.94%

FIDELITY VIP CONTRAFUND(R) PORTFOLIO
    2014        8.73%     to    10.82%
    2013       27.53%     to    29.97%
    2012       13.10%     to    15.27%
    2011       (5.33)%    to    (3.51)%
    2010       14.10%     to    16.05%

FIDELITY VIP MID CAP PORTFOLIO
    2014        3.26%     to     5.24%
    2013       32.32%     to    34.85%
    2012       11.57%     to    13.71%
    2011      (13.19)%    to   (11.52)%
    2010       25.46%     to    27.61%

FIDELITY VIP VALUE STRATEGIES PORTFOLIO
    2014        3.93%     to     5.30%
    2013       27.03%     to    28.70%
    2012       23.99%     to    25.61%
    2011      (11.24)%    to    (9.90)%
    2010       23.28%     to    25.39%

FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO
    2014        8.04%     to     9.83%
    2013       34.98%     to    37.22%
    2012       19.35%     to    20.85%
    2011       (5.08)%    to    (3.88)%
    2010       15.19%     to    16.64%

FRANKLIN INCOME VIP FUND+
    2014        3.48%     to     3.48%
    2013       12.72%     to    12.72%
    2012       11.44%     to    11.44%
    2011        1.27%     to     1.27%
    2010       11.42%     to    11.42%

FRANKLIN SMALL-MID CAP GROWTH VIP FUND+
    2014        4.45%     to     6.08%
    2013       34.28%     to    36.37%
    2012        7.74%     to     9.42%
    2011       (7.28)%    to    (6.06)%
    2010       24.35%     to    25.98%


--------------------------------------------------------------------------------
                                   SA-113

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                        EXPENSE                INCOME
                                       FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  ------------  --------------------------------  --------------  ---------------------  -----------------------
FRANKLIN SMALL CAP VALUE VIP FUND+
    2014               168  $ 16.670010   to   $   17.015591  $       2,856   1.00%    to    1.30%     0.47%   to    0.48%
    2013               164    16.807858   to       17.104876          2,793   1.00%    to    1.30%     1.16%   to    1.18%
    2012               187    12.508989   to       12.691933          2,366   1.00%    to    1.30%     0.68%   to    0.70%
    2011               198    10.715206   to       10.839361          2,139   1.00%    to    1.30%     0.56%   to    0.59%
    2010               196    11.292781   to       11.389367          2,232   1.00%    to    1.30%     0.65%   to    0.69%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014           199,541     2.092629   to       18.726951      3,903,832   1.30%    to    2.60%     5.89%   to    6.00%
    2013           253,013     2.075988   to       18.821082      5,044,298   1.30%    to    2.60%     5.80%   to    5.96%
    2012           312,575     2.031588   to       18.659514      6,130,266   1.30%    to    2.60%     6.24%   to    7.60%
    2011           393,924     1.819437   to       16.929437      6,444,170   1.30%    to    2.60%     5.90%   to    6.10%
    2010           460,555     1.793457   to       16.906020      7,620,940   1.30%    to    2.60%     4.66%   to    4.71%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014           229,042    13.724472   to       19.174988      4,138,535   1.00%    to    2.65%     1.87%   to    2.03%
    2013           271,856    12.950382   to       18.380844      4,735,663   1.00%    to    2.65%     1.97%   to    2.10%
    2012           413,959    10.214946   to       14.715436      4,931,255   1.00%    to    2.65%     1.25%   to    1.96%
    2011           495,836     9.034795   to       13.226486      5,529,443   1.00%    to    2.65%     2.29%   to    2.63%
    2010           600,662     9.229000   to       13.504929      7,194,570   1.00%    to    2.60%     1.49%   to    1.81%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014            26,890    18.290459   to       20.056973        519,886   1.40%    to    2.60%     1.72%   to    1.74%
    2013            31,523    20.424532   to       22.129811        677,865   1.40%    to    2.60%     1.31%   to    2.42%
    2012            64,785     2.962340   to       21.117804      1,100,425   1.30%    to    2.60%     1.66%   to    1.66%
    2011            74,705     2.646401   to       19.112314      1,187,502   1.30%    to    2.60%     1.23%   to    1.23%
    2010            82,772     3.179308   to       23.261869      1,628,953   1.30%    to    2.60%     1.82%   to    2.44%

TEMPLETON GROWTH VIP FUND+
    2014            69,703    12.017938   to       14.021483      1,076,449   1.00%    to    2.60%     1.22%   to    1.35%
    2013            88,261    12.498834   to       14.807825      1,441,373   1.00%    to    2.60%     1.73%   to    2.63%
    2012           119,345     9.663708   to       11.617139      1,504,780   1.00%    to    2.60%     1.95%   to    2.05%
    2011           146,505     8.065299   to        9.848286      1,561,871   1.00%    to    2.60%     1.26%   to    1.35%
    2010           164,155     8.773263   to       10.866004      1,912,737   1.00%    to    2.60%     1.36%   to    1.46%

TEMPLETON GLOBAL BOND VIP FUND+
    2014               186    14.617491   to       14.617491          2,716   1.30%    to    1.30%     4.81%   to    4.81%
    2013               188    14.562132   to       14.562132          2,732   1.30%    to    1.30%     4.51%   to    4.51%
    2012               190    14.529591   to       14.529591          2,754   1.30%    to    1.30%     6.13%   to    6.13%
    2011               192    12.803269   to       12.803269          2,453   1.30%    to    1.30%     5.41%   to    5.41%
    2010               194    13.096251   to       13.096251          2,536   1.30%    to    1.30%     1.43%   to    1.43%

HARTFORD BALANCED HLS FUND
    2014        11,074,160     1.844993   to       19.593127     23,311,264   0.75%    to    2.65%     1.88%   to    3.24%
    2013        13,401,532     1.693116   to       18.325111     25,977,616   0.75%    to    2.65%     0.48%   to    1.86%
    2012        17,408,945     1.407604   to       15.527004     27,935,620   0.75%    to    2.65%     3.02%   to    8.36%
    2011        19,107,296     1.121215   to        1.266006     27,792,117   0.75%    to    2.45%     1.69%   to    1.89%
    2010        20,633,578     1.128099   to        1.252295     29,644,051   0.75%    to    2.45%     1.34%   to    1.74%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014       112,707,938     2.077135   to       12.996716    257,785,467   0.75%    to    2.65%     3.23%   to    3.52%
    2013       148,993,752     1.976410   to       12.603646    319,781,306   0.75%    to    2.65%     3.99%   to    4.33%
    2012       163,855,724     2.018825   to       13.121114    353,169,594   0.75%    to    2.65%     3.75%   to    4.18%
    2011       183,410,176     1.891466   to       12.529041    365,488,161   0.75%    to    2.65%     0.22%   to    0.27%
    2010       203,272,572     1.781162   to       12.024711    383,128,937   0.75%    to    2.65%     4.01%   to   12.32%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
FRANKLIN SMALL CAP VALUE VIP FUND+
    2014       (0.82)%    to    (0.52)%
    2013       34.37%     to    34.77%
    2012       16.74%     to    17.09%
    2011       (5.11)%    to    (4.83)%
    2010       26.49%     to    26.87%

FRANKLIN STRATEGIC INCOME VIP FUND+
    2014       (0.50)%    to     0.80%
    2013        0.87%     to     2.19%
    2012       10.22%     to    11.66%
    2011        0.14%     to     1.45%
    2010        8.36%     to     9.77%

FRANKLIN MUTUAL SHARES VIP FUND+
    2014        4.32%     to     5.98%
    2013       24.91%     to    26.78%
    2012       11.26%     to    13.06%
    2011       (3.63)%    to    (2.10)%
    2010        8.34%     to     9.95%

TEMPLETON DEVELOPING MARKETS VIP FUND+
    2014      (10.45)%    to    (9.37)%
    2013       (3.28)%    to    (2.12)%
    2012       10.49%     to    11.94%
    2011      (17.84)%    to   (16.76)%
    2010       14.81%     to    16.31%

TEMPLETON GROWTH VIP FUND+
    2014       (5.31)%    to    (3.85)%
    2013       27.47%     to    29.34%
    2012       17.96%     to    19.82%
    2011       (9.37)%    to    (8.07)%
    2010        4.64%     to     6.25%

TEMPLETON GLOBAL BOND VIP FUND+
    2014        0.38%     to     0.38%
    2013        0.22%     to     0.22%
    2012       13.48%     to    13.48%
    2011       (2.24)%    to    (2.24)%
    2010       12.81%     to    12.81%

HARTFORD BALANCED HLS FUND
    2014        6.92%     to     8.97%
    2013       18.02%     to    20.28%
    2012        9.09%     to    11.18%
    2011       (0.61)%    to     1.09%
    2010        9.42%     to    11.30%

HARTFORD TOTAL RETURN BOND HLS FUND
    2014        3.12%     to     5.10%
    2013       (3.94)%    to    (2.10)%
    2012        4.73%     to     6.73%
    2011        4.19%     to     6.19%
    2010        4.70%     to     6.71%


--------------------------------------------------------------------------------
                                   SA-114

   ----------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                        EXPENSE                INCOME
                                       FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  ------------  --------------------------------  --------------  ---------------------  -----------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
    2014         1,929,153  $ 18.789702   to   $   23.644147  $  34,804,184   0.75%    to    2.65%     0.91%   to    1.07%
    2013         2,558,980    17.642063   to       22.625944     43,623,706   0.75%    to    2.65%     0.58%   to    1.22%
    2012         2,747,718    12.780410   to       16.704995     34,112,617   0.75%    to    2.65%     1.35%   to    1.75%
    2011         3,289,904    10.881142   to       14.495182     35,016,638   0.75%    to    2.65%     0.17%   to    0.89%
    2010         3,723,797    12.374494   to       16.801253     45,322,349   0.75%    to    2.65%     0.76%   to    0.78%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014        58,776,627     2.766335   to       21.347150    170,032,453   0.75%    to    2.65%     1.71%   to    2.19%
    2013        78,038,755     2.467388   to       19.405426    200,187,550   0.75%    to    2.65%     1.78%   to    4.16%
    2012       117,281,388     1.884399   to       15.104414    228,523,433   0.75%    to    2.65%     2.14%   to    6.07%
    2011       134,897,618     1.671386   to       13.653929    235,066,209   0.75%    to    2.65%     1.94%   to    4.04%
    2010       150,538,936     1.414152   to        1.662078    262,568,884   0.75%    to    2.45%     1.92%   to    2.02%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014         1,643,131     1.924928   to       21.538692      4,429,776   0.75%    to    2.65%     0.45%   to    0.54%
    2013         2,073,214     1.569587   to        1.816121      4,595,491   0.75%    to    2.40%     0.80%   to    1.09%
    2012         3,028,273     1.179562   to        1.342516      4,836,828   0.75%    to    2.40%     0.46%   to    0.56%
    2011         3,353,441     0.979038   to        1.096068      4,407,422   0.75%    to    2.40%     0.03%   to    0.04%
    2010         3,901,116     1.164579   to        1.282407      6,072,773   0.75%    to    2.40%     0.27%   to    0.28%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014        40,739,449     2.050024   to       23.917253     90,248,060   0.75%    to    2.65%     0.70%   to    0.70%
    2013        57,621,161     1.777782   to       21.138854    108,828,366   0.75%    to    2.65%     1.05%   to    1.10%
    2012        89,358,806     1.318796   to       15.981739    122,678,437   0.75%    to    2.65%     1.23%   to    1.54%
    2011       114,691,201     1.129674   to       13.952267    134,905,100   0.75%    to    2.65%     1.11%   to    1.16%
    2010       138,065,906     1.125208   to       14.163838    162,001,771   0.75%    to    2.65%     1.38%   to    1.77%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014        13,026,999     2.957713   to       24.540344     38,910,128   0.75%    to    2.65%     0.21%   to    0.21%
    2013        14,261,786     2.610723   to       22.076719     36,834,725   0.75%    to    2.65%     0.01%   to    0.01%
    2012        17,768,644     1.937740   to       16.699990     33,539,217   0.75%    to    2.65%      --     to      --
    2011        21,543,458     1.332989   to        1.538976     32,332,675   0.75%    to    2.45%      --     to      --
    2010        23,638,861     1.499092   to        1.701546     39,046,526   0.75%    to    2.45%     0.02%   to    0.02%

HARTFORD HIGH YIELD HLS FUND
    2014         9,747,348     2.296441   to       20.223849     22,955,022   0.75%    to    2.65%     7.54%   to   10.38%
    2013        13,817,701     2.255581   to       20.244969     31,499,144   0.75%    to    2.65%     7.51%   to   11.02%
    2012        21,139,643     2.135257   to       19.532530     44,633,083   0.75%    to    2.65%     8.44%   to   10.62%
    2011        22,488,532     1.881989   to       17.545780     41,503,447   0.75%    to    2.65%     8.84%   to    8.93%
    2010        25,558,692     1.651288   to        1.811122     45,246,482   0.75%    to    2.45%     0.67%   to    0.68%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014        28,034,383     1.787129   to       16.838726     52,845,560   0.75%    to    2.65%     2.21%   to    2.23%
    2013        34,784,472     1.873156   to       17.987985     68,795,863   0.75%    to    2.65%     1.31%   to    2.21%
    2012        38,848,212     1.552645   to       15.195948     63,499,050   0.75%    to    2.65%     1.63%   to    1.87%
    2011        46,839,828     1.301482   to       12.982010     64,575,173   0.75%    to    2.65%     0.05%   to    0.05%
    2010        50,705,502     1.524253   to       15.496334     82,520,880   0.75%    to    2.65%     1.43%   to    1.57%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014           208,384    15.256377   to       27.617606      3,102,862   0.75%    to    2.35%     1.56%   to    1.67%
    2013           303,462    14.608165   to       26.870773      4,308,826   0.75%    to    2.35%     0.90%   to    1.29%
    2012           395,538    10.479376   to       20.005140      4,113,351   1.15%    to    2.35%     0.60%   to    0.60%
    2011           465,241     8.671491   to        9.148453      4,225,724   1.15%    to    2.40%      --     to      --
    2010           478,158     8.984389   to        9.360642      4,437,615   1.15%    to    2.40%     0.58%   to    0.83%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
    2014        4.50%     to     6.51%
    2013       35.44%     to    38.04%
    2012       15.25%     to    17.45%
    2011      (13.73)%    to   (12.07)%
    2010       13.46%     to    15.63%

HARTFORD DIVIDEND AND GROWTH HLS FUND
    2014       10.01%     to    12.12%
    2013       28.48%     to    30.94%
    2012       10.62%     to    12.74%
    2011       (1.33)%    to     0.56%
    2010       10.47%     to    12.36%

HARTFORD GLOBAL GROWTH HLS FUND+
    2014        4.00%     to     5.99%
    2013       33.07%     to    35.28%
    2012       20.48%     to    22.48%
    2011      (15.93)%    to   (14.53)%
    2010       11.54%     to    13.40%

HARTFORD DISCIPLINED EQUITY HLS FUND
    2014       13.14%     to    15.31%
    2013       32.27%     to    34.80%
    2012       14.55%     to    16.74%
    2011       (1.49)%    to     0.40%
    2010       11.07%     to    13.19%

HARTFORD GROWTH OPPORTUNITIES HLS FUND+
    2014       11.16%     to    13.29%
    2013       32.20%     to    34.73%
    2012       23.54%     to    25.91%
    2011      (11.08)%    to    (9.55)%
    2010       14.72%     to    16.69%

HARTFORD HIGH YIELD HLS FUND
    2014       (0.10)%    to     1.81%
    2013        3.65%     to     5.64%
    2012       11.32%     to    13.46%
    2011        1.96%     to     3.91%
    2010       13.34%     to    15.28%

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
    2014       (6.39)%    to    (4.59)%
    2013       18.37%     to    20.64%
    2012       17.05%     to    19.30%
    2011      (16.23)%    to   (14.62)%
    2010       11.50%     to    13.63%

HARTFORD SMALL/MID CAP EQUITY HLS FUND
    2014        2.78%     to     4.44%
    2013       34.32%     to    36.48%
    2012       13.18%     to    14.55%
    2011       (3.48)%    to    (2.27)%
    2010       22.85%     to    24.39%


--------------------------------------------------------------------------------
                                   SA-115

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                           INVESTMENT
                                          UNIT                                        EXPENSE                INCOME
                                       FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT       UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  ------------  --------------------------------  --------------  ---------------------  -----------------------
HARTFORD MIDCAP VALUE HLS FUND
    2014           166,025  $ 18.506107   to   $   19.581933  $   3,199,748   1.15%    to    2.40%     0.67%   to     0.68%
    2013           183,655    17.516521   to       18.304534      3,323,593   1.15%    to    2.40%     1.26%   to    1.28%
    2012           175,870    13.302116   to       13.745299      2,396,173   1.15%    to    2.45%     1.20%   to    1.23%
    2011           182,754    10.909661   to       11.127602      2,023,333   1.15%    to    2.45%     0.01%   to    0.01%
    2010           189,455    12.227077   to       12.310003      2,326,755   1.15%    to    2.45%     0.60%   to    0.61%

HARTFORD ULTRASHORT BOND HLS FUND
    2014        22,192,074     0.895286   to        1.173812     26,871,583   0.75%    to    2.45%      --     to      --
    2013        29,919,963     0.916563   to        1.181432     36,644,511   0.75%    to    2.45%      --     to      --
    2012        50,879,052     0.939311   to        1.190255     62,622,891   0.75%    to    2.45%      --     to      --
    2011        54,394,103     0.962599   to        1.199199     68,772,800   0.75%    to    2.45%      --     to      --
    2010        57,185,253     0.986484   to        1.208270     73,364,886   0.75%    to    2.45%      --     to      --

HARTFORD SMALL COMPANY HLS FUND
    2014         6,283,113     2.855498   to       24.721812     19,063,359   0.75%    to    2.65%      --     to      --
    2013         8,357,331     2.686991   to       23.709195     23,799,611   0.75%    to    2.65%     0.08%   to    0.10%
    2012         9,648,892     1.457152   to        1.875066     19,201,189   0.75%    to    2.45%      --     to      --
    2011        11,438,230     1.291320   to        1.633676     20,063,654   0.75%    to    2.45%      --     to      --
    2010        12,806,832     1.369416   to        1.703225     23,627,836   0.75%    to    2.45%      --     to      --

HARTFORD SMALLCAP GROWTH HLS FUND
    2014         4,692,696     2.834928   to       30.642715     13,259,042   0.75%    to    2.65%     0.07%   to    0.07%
    2013         7,446,338     2.698799   to       29.730949     19,787,758   0.75%    to    2.65%     0.38%   to    0.39%
    2012        10,330,659     1.876921   to       21.072967     18,830,786   0.75%    to    2.65%      --     to      --
    2011        12,807,639     1.395157   to        1.610827     19,974,710   0.75%    to    2.45%      --     to      --
    2010        13,523,605     1.409738   to        1.600207     20,649,609   0.75%    to    2.45%      --     to      --

HARTFORD STOCK HLS FUND
    2014         4,459,295     1.676202   to       23.840129      9,284,131   0.75%    to    2.65%     1.91%   to    1.92%
    2013         5,947,651     1.517272   to       21.993573     10,883,008   0.75%    to    2.65%     2.02%   to    4.67%
    2012         8,661,417     1.044929   to        1.155940     12,035,829   0.75%    to    2.40%     2.15%   to    2.17%
    2011        10,212,543     0.935702   to        1.018186     12,843,263   0.75%    to    2.40%     1.41%   to    1.41%
    2010        11,441,576     0.969044   to        1.037207     14,765,737   0.75%    to    2.40%     1.21%   to    1.22%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        55,879,288     1.317145   to       10.085981     68,740,183   0.75%    to    2.65%     2.25%   to    2.28%
    2013        70,014,266     1.290740   to       10.073293     84,147,245   0.75%    to    2.65%     2.34%   to    4.76%
    2012        98,198,333     1.322709   to       10.520796    121,368,841   0.75%    to    2.65%     2.12%   to    2.84%
    2011       105,658,723     1.285166   to       10.418250    127,724,502   0.75%    to    2.65%     2.77%   to    4.63%
    2010       121,324,055     1.234656   to       10.200692    141,343,984   0.75%    to    2.65%     4.34%   to    4.34%

HARTFORD VALUE HLS FUND
    2014        17,684,958     2.264770   to       21.128758     37,550,088   0.75%    to    2.65%     1.52%   to    1.73%
    2013        23,560,034     2.048935   to       19.481857     45,326,840   0.75%    to    2.65%     2.31%   to    3.49%
    2012        31,454,832     1.564597   to       15.161853     45,848,766   0.75%    to    2.65%     1.58%   to    2.29%
    2011        38,178,180     1.347487   to       13.308227     48,117,113   0.75%    to    2.65%     1.49%   to    2.14%
    2010        42,401,928     1.384725   to       13.938601     55,135,528   0.75%    to    2.65%     1.23%   to    1.24%

HUNTINGTON VA DIVIDEND CAPTURE FUND+
    2014         1,163,851     2.245129   to       19.562853      2,880,769   1.15%    to    2.40%     4.40%   to    5.04%
    2013         1,293,892     2.061629   to       18.189775      3,017,522   1.15%    to    2.40%     2.63%   to    3.01%
    2012         1,502,185     1.738425   to       15.530865      2,907,592   1.15%    to    2.40%     3.81%   to    3.94%
    2011         1,809,440     1.577626   to       14.271531      3,128,247   1.15%    to    2.40%     3.60%   to    3.67%
    2010         2,011,228     1.490473   to       13.652710      3,382,253   1.15%    to    2.40%     4.30%   to    4.36%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
HARTFORD MIDCAP VALUE HLS FUND
    2014        5.65%     to    6.98%
    2013       31.52%     to   33.17%
    2012       21.93%     to   23.52%
    2011      (10.77)%    to   (9.61)%
    2010       22.27%     to   23.10%

HARTFORD ULTRASHORT BOND HLS FUND
    2014       (2.32)%    to   (0.64)%
    2013       (2.42)%    to   (0.74)%
    2012       (2.42)%    to   (0.75)%
    2011       (2.42)%    to   (0.75)%
    2010       (2.42)%    to   (0.75)%

HARTFORD SMALL COMPANY HLS FUND
    2014        4.27%     to    6.27%
    2013       40.61%     to   43.30%
    2012       12.84%     to   14.78%
    2011       (5.70)%    to   (4.08)%
    2010       21.13%     to   23.20%

HARTFORD SMALLCAP GROWTH HLS FUND
    2014        3.07%     to    5.04%
    2013       41.09%     to   43.79%
    2012       14.33%     to   16.52%
    2011       (1.03)%    to    0.66%
    2010       33.26%     to   35.54%

HARTFORD STOCK HLS FUND
    2014        8.40%     to   10.47%
    2013       28.79%     to   31.26%
    2012       11.67%     to   13.53%
    2011       (3.44)%    to   (1.83)%
    2010       12.08%     to   13.94%

HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
    2014        0.13%     to    2.05%
    2013       (4.25)%    to   (2.42)%
    2012        0.98%     to    2.92%
    2011        2.13%     to    4.09%
    2010        1.08%     to    3.02%

HARTFORD VALUE HLS FUND
    2014        8.45%     to   10.53%
    2013       28.49%     to   30.96%
    2012       13.93%     to   16.11%
    2011       (4.52)%    to   (2.69)%
    2010       11.67%     to   13.81%

HUNTINGTON VA DIVIDEND CAPTURE FUND+
    2014        7.55%     to    8.90%
    2013       17.12%     to   18.59%
    2012        8.82%     to   10.19%
    2011        4.53%     to    5.85%
    2010       12.39%     to   13.81%


--------------------------------------------------------------------------------
                                   SA-116

   ----------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
HUNTINGTON VA INTERNATIONAL EQUITY FUND
    2014           61,378  $ 15.053109   to   $   15.616166  $     898,945   1.15%    to    2.35%     1.80%   to   2.05%
    2013           99,240    15.040450   to       16.318432      1,581,029   1.15%    to    2.10%     1.26%   to   1.41%
    2012          129,741    12.496973   to       13.430734      1,706,676   1.15%    to    2.10%     1.01%   to   1.15%
    2011          158,491    11.191268   to       11.913815      1,853,756   1.15%    to    2.10%     1.03%   to   1.07%
    2010          190,462    13.625683   to       14.830365      2,555,062   1.15%    to    2.35%     1.27%   to   1.29%

HUNTINGTON VA SITUS FUND+
    2014        1,673,614     2.189533   to       24.920679      3,608,196   1.15%    to    2.35%     0.29%   to   0.34%
    2013        1,410,801     2.261524   to       26.050892      3,107,164   1.15%    to    2.35%     0.27%   to   0.55%
    2012        2,027,107     1.599578   to        1.734112      3,420,229   1.15%    to    2.10%      --     to     --
    2011        2,590,413     1.332085   to        1.430484      3,615,217   1.15%    to    2.10%     0.02%   to   0.02%
    2010        3,147,833     1.460334   to       17.437999      4,498,742   1.15%    to    2.35%     0.43%   to   0.43%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014          598,760    19.942472   to       20.421449     11,216,535   0.75%    to    2.65%     0.46%   to   0.54%
    2013          783,568    18.753311   to       19.572025     13,905,375   0.75%    to    2.65%     0.24%   to   0.26%
    2012          681,183    13.917621   to       14.803378      8,963,825   0.75%    to    2.65%     0.49%   to   0.55%
    2011          800,630    12.680534   to       13.746194      9,681,032   0.75%    to    2.65%     0.20%   to   0.22%
    2010          795,520    12.148175   to       13.376501     10,216,834   0.75%    to    2.40%     0.31%   to   0.32%

LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014          258,906    19.092495   to       20.223045      4,567,548   0.75%    to    2.65%     1.65%   to   1.76%
    2013          302,539    17.245839   to       18.617257      4,861,262   0.75%    to    2.65%     1.59%   to   1.70%
    2012          385,845    11.934885   to       13.582544      4,907,798   0.75%    to    2.40%     2.92%   to   2.95%
    2011          475,367    10.870684   to       12.169054      5,470,318   0.75%    to    2.40%     2.68%   to   2.76%
    2010          492,215    11.113119   to       12.236863      5,739,828   0.75%    to    2.40%     2.85%   to   2.89%

LORD ABBETT BOND-DEBENTURE FUND
    2014        1,723,639    17.917382   to       17.929310     28,736,081   0.75%    to    2.65%     4.76%   to   5.97%
    2013        2,277,171    17.311795   to       17.632098     36,948,777   0.75%    to    2.65%     4.66%   to   6.17%
    2012        3,154,064    16.124338   to       16.737563     48,008,279   0.75%    to    2.65%     5.49%   to   6.06%
    2011        3,422,691    14.436308   to       15.272632     46,957,622   0.75%    to    2.65%     5.79%   to   6.29%
    2010        3,438,210    12.618015   to       13.934296     45,820,745   0.75%    to    2.45%     5.84%   to   6.11%

LORD ABBETT GROWTH AND INCOME FUND
    2014        4,356,100    15.920309   to       18.963752     65,113,181   0.75%    to    2.65%     0.64%   to   0.70%
    2013        5,923,623    14.899909   to       18.088652     83,322,702   0.75%    to    2.65%     0.50%   to   1.34%
    2012        8,332,514    11.046512   to       13.667382     87,477,634   0.75%    to    2.65%     0.91%   to   1.01%
    2011        9,577,906     9.929407   to       12.520793     90,901,086   0.75%    to    2.65%     0.34%   to   0.71%
    2010       10,906,148     9.645309   to       10.651834    111,678,984   0.75%    to    2.45%     0.50%   to   0.53%

LORD ABBETT CLASSIC STOCK FUND
    2014          231,244    18.328389   to       18.525969      3,950,222   0.75%    to    2.65%     0.67%   to   0.72%
    2013          299,385    16.919769   to       17.430130      4,752,698   0.75%    to    2.65%     0.97%   to   1.04%
    2012          434,945    13.128073   to       13.783116      5,408,146   0.75%    to    2.65%     0.90%   to   1.02%
    2011          500,599    10.261310   to       11.492642      5,473,113   0.75%    to    2.45%     0.67%   to   0.69%
    2010          562,060    11.448928   to       12.606524      6,784,541   0.75%    to    2.45%     0.31%   to   0.39%

MFS(R) CORE EQUITY FUND
    2014           74,739     1.807169   to       10.314042        509,255   1.30%    to    2.25%     0.78%   to   0.78%
    2013           77,629     1.645837   to        9.482955        494,868   1.30%    to    2.25%     0.79%   to   1.02%
    2012           68,615     1.238728   to        7.392821        284,844   1.30%    to    2.00%     0.65%   to   0.78%
    2011           64,096     1.079719   to        6.489064        223,290   1.30%    to    2.00%     0.97%   to   0.98%
    2010           77,421     1.105123   to        6.688412        323,423   1.30%    to    2.00%     1.06%   to   1.07%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
HUNTINGTON VA INTERNATIONAL EQUITY FUND
    2014       (8.85)%    to    (7.75)%
    2013       20.35%     to    21.50%
    2012       11.67%     to    12.73%
    2011      (13.39)%    to   (12.56)%
    2010        6.65%     to     7.93%

HUNTINGTON VA SITUS FUND+
    2014       (4.34)%    to    (3.18)%
    2013       28.86%     to    30.41%
    2012       20.08%     to    21.23%
    2011       (2.97)%    to    (2.04)%
    2010       26.60%     to    28.13%

LORD ABBETT FUNDAMENTAL EQUITY FUND
    2014        4.34%     to     6.34%
    2013       32.21%     to    34.75%
    2012        7.69%     to     9.76%
    2011       (6.99)%    to    (5.20)%
    2010       16.20%     to    18.14%

LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND
    2014        8.63%     to    10.71%
    2013       24.58%     to    26.97%
    2012        9.79%     to    11.62%
    2011       (2.18)%    to    (0.55)%
    2010       12.05%     to    13.91%

LORD ABBETT BOND-DEBENTURE FUND
    2014        1.62%     to     3.57%
    2013        5.34%     to     7.36%
    2012        9.59%     to    11.69%
    2011        1.65%     to     3.60%
    2010        9.60%     to    11.48%

LORD ABBETT GROWTH AND INCOME FUND
    2014        4.84%     to     6.85%
    2013       32.35%     to    34.88%
    2012        9.16%     to    11.25%
    2011       (8.54)%    to    (6.78)%
    2010       14.57%     to    16.54%

LORD ABBETT CLASSIC STOCK FUND
    2014        6.29%     to     8.33%
    2013       26.46%     to    28.88%
    2012       12.08%     to    14.23%
    2011      (10.37)%    to    (8.84)%
    2010       11.36%     to    13.27%

MFS(R) CORE EQUITY FUND
    2014        8.76%     to     9.80%
    2013       31.61%     to    32.87%
    2012       13.93%     to    14.73%
    2011       (2.98)%    to    (2.30)%
    2010       14.90%     to    15.70%


--------------------------------------------------------------------------------
                                   SA-117

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
MFS(R) GROWTH FUND
    2014           40,576  $ 16.117686   to   $   24.005332  $     455,421   1.40%    to    2.55%     0.10%   to   0.11%
    2013           40,586    15.002929   to       22.603485        425,676   1.40%    to    2.55%     0.16%   to   0.23%
    2012           50,746     6.669864   to       11.117367        391,394   1.40%    to    2.30%      --     to     --
    2011           59,203     5.814098   to        9.604214        393,013   1.40%    to    2.30%     0.14%   to   0.23%
    2010           79,308     5.968854   to        9.771444        548,414   1.40%    to    2.30%     0.12%   to   0.12%

MFS(R) INVESTORS GROWTH STOCK FUND
    2014           36,244    10.580574   to       14.299186        434,544   1.40%    to    2.00%     0.53%   to   0.53%
    2013           37,403     9.685111   to       13.010717        408,754   1.40%    to    2.00%     0.62%   to   0.62%
    2012           39,993     7.583475   to       10.126541        337,166   1.40%    to    2.00%     0.46%   to   0.46%
    2011           39,392     6.260031   to        8.779192        289,529   1.40%    to    2.30%     0.54%   to   0.55%
    2010           37,848     6.368966   to        8.851891        283,843   1.40%    to    2.30%     0.44%   to   0.45%

MFS(R) INVESTORS TRUST FUND
    2014           45,773     1.959607   to       13.562121        544,990   1.30%    to    2.60%     0.81%   to   0.93%
    2013           55,181     1.788419   to       12.539250        621,198   1.30%    to    2.60%     1.05%   to   1.09%
    2012           73,659     1.372045   to        9.745646        661,733   1.30%    to    2.60%     0.88%   to   0.89%
    2011           85,174     1.166272   to        8.392348        643,731   1.30%    to    2.60%     0.38%   to   0.91%
    2010          148,269     1.207884   to        8.805666        830,607   1.30%    to    2.60%     1.07%   to   1.50%

MFS(R) TOTAL RETURN FUND
    2014          240,688     1.794066   to       16.462385      4,383,366   1.30%    to    2.85%      --     to   1.49%
    2013          286,827     1.675172   to       15.771394      4,846,624   1.30%    to    2.65%     1.50%   to   1.79%
    2012          350,823     1.425567   to       13.603738      5,107,136   1.30%    to    2.65%     2.27%   to   2.77%
    2011          435,523     1.298094   to       12.555639      5,823,005   1.30%    to    2.65%     2.61%   to   2.61%
    2010          570,469     1.292193   to       13.014999      7,683,114   1.30%    to    2.60%     2.94%   to   5.24%

MFS(R) VALUE FUND
    2014              589    16.119827   to       16.119827          9,491   1.00%    to    1.00%     1.33%   to   1.33%
    2013              638    14.774501   to       14.774501          9,422   1.00%    to    1.00%     0.97%   to   0.97%
    2012              672    11.005461   to       11.005461          7,400   1.00%    to    1.00%     1.43%   to   1.43%
    2011              723     9.592508   to        9.592508          6,937   1.00%    to    1.00%     1.27%   to   1.27%
    2010              715     9.734391   to        9.734391          6,957   1.00%    to    1.00%     1.27%   to   1.27%

INVESCO V.I. EQUITY AND INCOME FUND
    2014          178,139    14.161035   to       18.492146      2,824,031   1.30%    to    2.55%     1.56%   to   1.77%
    2013          207,472    13.157576   to       17.440586      3,053,335   1.30%    to    2.55%     1.31%   to   1.48%
    2012          286,160    10.648053   to       14.325555      3,380,525   1.30%    to    2.55%     1.79%   to   1.82%
    2011          351,072     9.582239   to       13.907421      3,754,955   1.30%    to    2.40%     0.27%   to   0.28%
    2010           12,439    14.534278   to       15.448544        186,662   1.50%    to    2.30%     1.70%   to   1.97%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014          266,508     1.484566   to       12.672419      3,909,647   1.30%    to    2.85%     2.09%   to   2.45%
    2013          387,881     1.394451   to       12.089085      4,880,917   1.30%    to    2.85%     3.46%   to   3.70%
    2012          372,425     1.417185   to       12.478134      5,146,355   1.30%    to    2.85%     4.55%   to   4.57%
    2011          414,775     1.311877   to       13.586573      5,383,928   1.30%    to    2.60%     2.60%   to   3.46%
    2010          623,216     1.257984   to       13.198958      7,517,213   1.30%    to    2.60%     6.23%   to   6.94%

UIF EMERGING MARKETS DEBT PORTFOLIO
    2014           25,972     2.347625   to       26.552602        468,283   1.30%    to    2.60%     5.55%   to   5.78%
    2013           26,570     2.310689   to       26.476818        482,204   1.30%    to    2.60%     4.05%   to   4.26%
    2012           29,945     2.565377   to       29.779865        653,783   1.30%    to    2.60%     2.74%   to   2.89%
    2011           32,953     2.203209   to       25.910135        609,925   1.30%    to    2.60%     3.54%   to   3.63%
    2010           31,844    22.414123   to       24.845159        754,774   1.40%    to    2.60%     4.15%   to   4.30%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
MFS(R) GROWTH FUND
    2014        6.20%     to    7.43%
    2013       33.41%     to   34.95%
    2012       14.72%     to   15.76%
    2011       (2.59)%    to   (1.71)%
    2010       12.72%     to   13.74%

MFS(R) INVESTORS GROWTH STOCK FUND
    2014        9.25%     to    9.90%
    2013       27.71%     to   28.48%
    2012       14.66%     to   15.35%
    2011       (1.71)%    to   (0.82)%
    2010        9.92%     to   10.91%

MFS(R) INVESTORS TRUST FUND
    2014        8.16%     to    9.57%
    2013       28.67%     to   30.35%
    2012       16.13%     to   17.64%
    2011       (4.69)%    to   (3.45)%
    2010        8.25%     to    9.66%

MFS(R) TOTAL RETURN FUND
    2014        5.45%     to    7.10%
    2013       15.93%     to   17.51%
    2012        8.35%     to    9.82%
    2011       (0.89)%    to    0.46%
    2010        7.11%     to    8.51%

MFS(R) VALUE FUND
    2014        9.11%     to    9.11%
    2013       34.25%     to   34.25%
    2012       14.73%     to   14.73%
    2011       (1.46)%    to   (1.46)%
    2010       10.11%     to   10.11%

INVESCO V.I. EQUITY AND INCOME FUND
    2014        6.03%     to    7.63%
    2013       21.74%     to   23.57%
    2012        9.56%     to   11.12%
    2011       (4.18)%    to   (3.64)%
    2010        9.48%     to   10.36%

UIF CORE PLUS FIXED INCOME PORTFOLIO
    2014        4.83%     to    6.46%
    2013       (3.12)%    to   (1.60)%
    2012        6.37%     to    8.03%
    2011        2.94%     to    4.28%
    2010        4.40%     to    5.76%

UIF EMERGING MARKETS DEBT PORTFOLIO
    2014        0.29%     to    1.60%
    2013      (11.09)%    to   (9.93)%
    2012       14.94%     to   16.44%
    2011        4.29%     to    5.65%
    2010        6.93%     to    8.22%


--------------------------------------------------------------------------------
                                   SA-118

   ----------------------------------------------------------------------------


                                                                                                          INVESTMENT
                                         UNIT                                        EXPENSE                INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  -----------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
    2014          617,554  $ 17.043598   to   $   17.698337  $  10,212,616   0.75%    to    2.65%     0.33%   to     0.33%
    2013          845,354    18.336505   to       18.682484     14,824,281   0.75%    to    2.65%     1.12%   to    1.38%
    2012        1,242,736    19.032629   to       19.038364     22,389,555   0.75%    to    2.65%      --     to      --
    2011        1,466,864    16.001148   to       16.312721     22,392,079   0.75%    to    2.65%     0.38%   to    0.44%
    2010        1,683,128    19.717369   to       23.844955     31,776,607   0.75%    to    2.60%     0.59%   to    0.62%

UIF GROWTH PORTFOLIO
    2014          695,379    13.464626   to       13.784028      9,554,078   1.30%    to    2.60%      --     to      --
    2013          813,067    13.026230   to       13.129316     10,662,732   1.30%    to    2.60%      --     to      --

UIF MID CAP GROWTH PORTFOLIO
    2014          290,914    19.614666   to       23.070246      6,252,458   0.75%    to    2.40%      --     to      --
    2013          375,513    19.727891   to       22.823685      8,055,118   0.75%    to    2.40%     0.24%   to    0.24%
    2012          583,980    14.697249   to       16.725853      9,249,251   0.75%    to    2.40%      --     to      --
    2011          752,772    13.876019   to       15.532996     11,141,959   0.75%    to    2.40%     0.25%   to    0.27%
    2010          852,658    15.311706   to       16.859568     13,785,858   0.75%    to    2.40%      --     to      --

INVESCO V.I. AMERICAN VALUE FUND
    2014          352,950    23.013806   to       26.435568      7,985,987   0.75%    to    2.85%     0.20%   to    0.45%
    2013          495,328    21.179622   to       24.782999     10,286,862   0.75%    to    2.85%     0.51%   to    0.66%
    2012          724,104    15.932646   to       18.990959     11,370,087   0.75%    to    2.85%     0.68%   to    0.70%
    2011          795,341    13.711234   to       18.243202     10,834,337   0.75%    to    2.60%     0.60%   to    0.61%
    2010          950,572    13.701193   to       18.552709     13,078,497   0.75%    to    2.60%     0.89%   to    1.04%

MORGAN STANLEY MID CAP GROWTH PORTFOLIO
    2014           49,862     2.756448   to       13.758181      1,976,096   1.30%    to    2.60%      --     to      --
    2013           66,935     2.763681   to       14.010808      2,342,405   1.30%    to    2.60%     0.06%   to    0.34%
    2012           80,360     2.033394   to       10.468684      2,088,920   1.30%    to    2.60%      --     to      --
    2011           85,969     1.898469   to        9.926932      2,180,534   1.30%    to    2.60%     0.11%   to    0.35%
    2010          101,734     2.067430   to       10.976615      2,685,586   1.30%    to    2.60%     0.14%   to    0.14%

MORGAN STANLEY MONEY MARKET PORTFOLIO
    2014          329,952     1.003168   to        8.413078      3,506,538   1.30%    to    2.85%      --     to    0.01%
    2013          456,434     1.016224   to        8.930910      4,805,496   1.30%    to    2.60%     0.01%   to    0.01%
    2012          541,789     1.029389   to        9.165262      5,924,733   1.30%    to    2.60%     0.01%   to    0.01%
    2011          684,397     1.042742   to        9.405543      6,808,088   1.30%    to    2.60%     0.01%   to    0.01%
    2010          944,165     1.056265   to        9.652350      8,307,990   1.30%    to    2.60%     0.01%   to    0.01%

INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND
    2014          208,334     2.612359   to       27.325076      7,372,421   1.30%    to    2.85%     1.20%   to    1.42%
    2013          239,418     2.323911   to       24.746789      7,584,716   1.30%    to    2.85%     1.25%   to    1.41%
    2012          320,148     1.738574   to       18.999175      7,185,523   1.30%    to    2.65%     1.63%   to    1.79%
    2011          370,572     1.504281   to       16.700593      7,452,258   1.30%    to    2.65%     1.01%   to    1.56%
    2010          532,476     1.529464   to       14.815778      9,472,091   1.30%    to    2.60%     1.25%   to    1.77%

UIF SMALL COMPANY GROWTH PORTFOLIO
    2014           11,049    19.089629   to       21.485475        240,434   1.50%    to    2.60%      --     to      --
    2013           11,426    22.745582   to       25.320088        298,905   1.50%    to    2.60%      --     to      --
    2012           17,308    13.624834   to       15.001498        265,382   1.50%    to    2.60%      --     to      --
    2011           18,253    12.190696   to       13.275667        235,982   1.50%    to    2.60%     4.17%   to    4.18%
    2010           33,670    13.706419   to       14.762932        475,511   1.50%    to    2.60%      --     to      --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
    2014       (7.05)%    to    (5.27)%
    2013       (3.69)%    to    (1.84)%
    2012       16.71%     to    18.95%
    2011      (20.38)%    to   (18.85)%
    2010       15.97%     to    18.06%

UIF GROWTH PORTFOLIO
    2014        3.37%     to     4.99%
    2013       30.26%     to    31.29%

UIF MID CAP GROWTH PORTFOLIO
    2014       (0.57)%    to     1.08%
    2013       34.23%     to    36.46%
    2012        5.92%     to     7.68%
    2011       (9.38)%    to    (7.87)%
    2010       29.14%     to    31.28%

INVESCO V.I. AMERICAN VALUE FUND
    2014        6.67%     to     8.66%
    2013       30.50%     to    32.93%
    2012       14.01%     to    16.20%
    2011       (1.67)%    to     0.07%
    2010       19.10%     to    21.27%

MORGAN STANLEY MID CAP GROWTH PORTFOLIO
    2014       (1.80)%    to    (0.26)%
    2013       33.84%     to    35.91%
    2012        5.46%     to     7.11%
    2011       (9.56)%    to    (8.17)%
    2010       29.07%     to    31.08%

MORGAN STANLEY MONEY MARKET PORTFOLIO
    2014       (2.80)%    to    (1.28)%
    2013       (2.56)%    to    (1.28)%
    2012       (2.55)%    to    (1.28)%
    2011       (2.56)%    to    (1.28)%
    2010       (2.56)%    to    (1.28)%

INVESCO V.I. EQUALLY-WEIGHTED S&P 500 FUND
    2014       10.42%     to    12.41%
    2013       31.32%     to    33.67%
    2012       13.76%     to    15.58%
    2011       (3.26)%    to    (1.65)%
    2010       18.08%     to    19.94%

UIF SMALL COMPANY GROWTH PORTFOLIO
    2014      (16.07)%    to   (15.14)%
    2013       66.94%     to    68.78%
    2012       11.76%     to    13.00%
    2011      (11.06)%    to   (10.07)%
    2010       23.31%     to    24.67%


--------------------------------------------------------------------------------
                                   SA-119

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                          INVESTMENT
                                         UNIT                                        EXPENSE                INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  -----------------------
UIF GLOBAL FRANCHISE PORTFOLIO
    2014           16,503  $ 25.464307   to   $   28.921675  $     444,133   1.50%    to    2.60%     2.05%   to     2.07%
    2013           18,741    25.007210   to       28.091786        485,280   1.50%    to    2.60%     2.59%   to    2.62%
    2012           19,697    21.448564   to       23.830805        434,031   1.50%    to    2.60%     2.20%   to    2.21%
    2011           22,841    19.044128   to       20.927961        460,262   1.50%    to    2.60%     3.17%   to    3.29%
    2010           34,308    17.923536   to       19.481149        642,228   1.50%    to    2.60%     0.14%   to    0.48%

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA
    2014          161,126    15.595660   to       24.896342      2,456,957   1.15%    to    2.65%      --     to      --
    2013          287,141    13.327701   to       14.950078      4,185,495   1.15%    to    2.45%      --     to      --
    2012          416,183    10.070234   to       11.150423      4,541,190   1.15%    to    2.45%      --     to      --
    2011          548,416     8.883784   to        9.709738      5,227,964   1.15%    to    2.45%      --     to      --
    2010          334,650     9.028582   to        9.740581      3,195,386   1.15%    to    2.45%      --     to      --

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014        1,582,790    17.378669   to       23.035754     25,720,914   0.75%    to    2.65%     0.16%   to    0.18%
    2013        2,158,537    15.208776   to       20.546065     30,811,193   0.75%    to    2.65%     0.74%   to    0.76%
    2012        3,329,479    11.839081   to       16.300103     37,299,396   0.75%    to    2.65%     0.34%   to    0.40%
    2011        3,982,406    10.481103   to       14.707136     39,735,535   0.75%    to    2.65%     0.10%   to    0.10%
    2010        4,669,898    10.707143   to       15.312529     47,862,510   0.75%    to    2.65%      --     to      --

OPPENHEIMER GLOBAL FUND/VA
    2014        5,076,436    18.506001   to       20.995244     87,948,724   0.75%    to    2.65%     0.65%   to    0.94%
    2013        6,683,713    18.269664   to       21.124717    114,998,692   0.75%    to    2.65%     1.18%   to    1.36%
    2012       10,122,147    14.494808   to       17.081030    139,326,196   0.75%    to    2.65%     1.85%   to    1.98%
    2011       11,848,254    12.074238   to       14.501290    136,665,343   0.75%    to    2.65%      --     to    1.05%
    2010       13,249,423     9.211209   to       13.299088    169,274,589   0.75%    to    2.45%     1.23%   to    1.26%

OPPENHEIMER MAIN STREET FUND(R)/VA
    2014          337,301    17.977375   to       22.187473      5,628,841   0.75%    to    2.65%      --     to    0.60%
    2013          439,447    14.117877   to       16.406337      6,710,446   0.75%    to    2.45%     0.85%   to    0.85%
    2012          612,063    11.007170   to       12.576051      7,214,807   0.75%    to    2.45%     0.66%   to    0.69%
    2011          714,966     9.673409   to       10.865981      7,332,939   0.75%    to    2.45%     0.57%   to    0.58%
    2010          834,380     9.944645   to       10.982330      8,678,561   0.75%    to    2.45%     0.88%   to    0.90%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014        1,765,645    21.838371   to       27.976192     35,915,672   0.75%    to    2.65%     0.62%   to    0.63%
    2013        2,280,373    19.706083   to       25.728730     42,145,091   0.75%    to    2.65%     0.65%   to    0.75%
    2012        3,715,414    14.118832   to       18.786863     49,534,146   0.75%    to    2.65%     0.31%   to    0.43%
    2011        4,530,304    12.088944   to       16.394229     52,056,918   0.75%    to    2.65%     0.29%   to    0.36%
    2010        5,156,605    12.477264   to       17.245498     61,538,635   0.75%    to    2.65%     0.37%   to    0.37%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014        1,023,105    18.202420   to       25.326735     22,349,621   0.75%    to    2.65%     7.74%   to    7.75%
    2013        1,402,513    18.626547   to       25.429077     31,000,713   0.75%    to    2.65%     2.89%   to    3.53%
    2012        2,033,101    17.740592   to       23.763861     42,647,833   0.75%    to    2.65%     5.37%   to    5.61%
    2011        2,320,202    16.334348   to       21.468467     43,968,750   0.75%    to    2.65%      --     to    9.34%
    2010        2,476,181    15.713840   to       22.337761     49,092,596   0.75%    to    2.40%    14.67%   to   14.82%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014          133,735    20.542038   to       56.117736      4,447,204   0.75%    to    2.65%      --     to    5.67%
    2013          211,163    12.062583   to       51.671303      5,811,348   0.75%    to    2.45%     1.80%   to    1.81%
    2012          331,554    10.345093   to       43.567673      7,668,294   0.75%    to    2.45%     0.72%   to    0.72%
    2011          384,839     9.283463   to       38.438002      7,751,023   0.75%    to    2.45%     4.31%   to    4.33%
    2010          386,191     9.553836   to       38.890290      7,570,946   0.75%    to    2.45%     5.47%   to    5.52%


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
UIF GLOBAL FRANCHISE PORTFOLIO
    2014        1.83%     to    2.95%
    2013       16.59%     to   17.88%
    2012       12.63%     to   13.87%
    2011        6.25%     to    7.43%
    2010       11.12%     to   12.35%

OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA
    2014        2.77%     to    4.32%
    2013       32.35%     to   34.08%
    2012       13.36%     to   14.84%
    2011       (1.60)%    to   (0.32)%
    2010       24.09%     to   25.71%

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
    2014       12.12%     to   14.27%
    2013       26.05%     to   28.46%
    2012       10.83%     to   12.96%
    2011       (3.95)%    to   (2.11)%
    2010        6.29%     to    8.33%

OPPENHEIMER GLOBAL FUND/VA
    2014       (0.61)%    to    1.29%
    2013       23.67%     to   26.04%
    2012       17.79%     to   20.05%
    2011      (10.92)%    to   (9.21)%
    2010       12.90%     to   14.84%

OPPENHEIMER MAIN STREET FUND(R)/VA
    2014        7.51%     to    9.58%
    2013       28.26%     to   30.46%
    2012       13.79%     to   15.74%
    2011       (2.73)%    to   (1.06)%
    2010       13.02%     to   14.96%

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
    2014        8.74%     to   10.82%
    2013       36.95%     to   39.57%
    2012       14.59%     to   16.79%
    2011       (4.94)%    to   (3.11)%
    2010       19.84%     to   22.14%

PUTNAM VT DIVERSIFIED INCOME FUND
    2014       (2.28)%    to   (0.40)%
    2013        4.99%     to    7.01%
    2012        8.61%     to   10.69%
    2011       (5.70)%    to   (3.89)%
    2010       10.00%     to   11.83%

PUTNAM VT GLOBAL ASSET ALLOCATION FUND
    2014        6.56%     to    8.61%
    2013       16.60%     to   18.60%
    2012       11.44%     to   13.35%
    2011       (2.83)%    to   (1.16)%
    2010       11.92%     to   13.83%


--------------------------------------------------------------------------------
                                   SA-120

   ----------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
PUTNAM VT GROWTH AND INCOME FUND
    2014           87,540  $ 22.161391   to   $   82.097469  $   3,344,336   0.75%    to    2.65%    --       to   1.63%
    2013          132,099    13.538160   to       74.698236      4,725,232   0.75%    to    2.40%     0.27%   to   1.66%
    2012          157,186    10.220434   to       55.470266      4,342,381   0.75%    to    2.40%     1.69%   to   1.75%
    2011          181,052     8.786996   to       46.910392      4,159,485   0.75%    to    2.40%     1.28%   to   1.41%
    2010          191,585     9.438735   to       49.564167      4,733,957   0.75%    to    2.40%     1.52%   to   1.56%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014          418,835     6.963347   to        7.852697      3,183,267   0.75%    to    2.40%     1.33%   to   1.34%
    2013          495,068     7.880268   to        8.741171      4,208,063   0.75%    to    2.40%      --     to   2.52%
    2012          133,996     6.587144   to        7.055549        925,572   1.15%    to    2.45%     2.86%   to   2.97%
    2011          140,461     5.546623   to        5.864365        809,485   1.15%    to    2.45%     2.39%   to   2.54%
    2010          106,044     6.593054   to        6.880497        719,439   1.15%    to    2.45%     3.28%   to   3.45%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014        1,562,163    15.109360   to       23.513525     24,324,737   0.75%    to    2.65%     0.84%   to   1.66%
    2013        1,901,725    16.643288   to       25.412902     32,155,946   0.75%    to    2.65%     1.41%   to   1.65%
    2012        3,052,070    13.344161   to       19.992244     41,536,904   0.75%    to    2.65%     2.13%   to   2.30%
    2011        3,656,305    11.239143   to       16.521763     41,027,803   0.75%    to    2.65%     3.21%   to   3.23%
    2010        3,710,479    13.894466   to       20.039777     50,746,015   0.75%    to    2.65%     3.49%   to   3.49%

PUTNAM VT INVESTORS FUND
    2014        1,274,342    16.262141   to       23.281549     17,190,273   0.75%    to    2.65%     0.89%   to   1.82%
    2013        1,713,736    14.383401   to       20.986803     20,535,251   0.75%    to    2.65%      --     to   1.43%
    2012        2,665,098     6.821686   to       10.724710     24,566,239   0.75%    to    2.40%     1.28%   to   1.44%
    2011        3,281,193     5.980751   to        9.248869     26,311,391   0.75%    to    2.40%     1.09%   to   1.22%
    2010        3,675,500     6.123513   to        9.314562     29,810,519   0.75%    to    2.40%     1.21%   to   1.21%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014          216,687    19.036226   to       20.674202      4,373,809   0.75%    to    2.65%      --     to   0.49%
    2013          292,696    17.368559   to       18.353989      5,277,335   0.75%    to    2.40%     0.39%   to   0.50%
    2012           67,296    13.038869   to       13.553343        895,955   0.75%    to    2.40%     0.23%   to   0.23%
    2011           70,396    11.438389   to       11.695236        815,061   0.75%    to    2.40%     0.25%   to   0.28%
    2010           90,002    12.343941   to       12.414350      1,114,470   0.75%    to    2.40%      --     to     --

PUTNAM VT SMALL CAP VALUE FUND
    2014          645,835    24.451792   to       36.128275     20,433,163   0.75%    to    2.65%     0.46%   to   0.73%
    2013          823,281    24.274924   to       35.191734     25,633,546   0.75%    to    2.65%     0.83%   to   1.04%
    2012        1,409,074    17.854586   to       25.397393     32,311,517   0.75%    to    2.65%     0.45%   to   0.45%
    2011        1,715,931    15.604936   to       21.779803     34,025,474   0.75%    to    2.65%     0.49%   to   0.49%
    2010        1,963,144    16.819413   to       23.032476     41,489,131   0.75%    to    2.65%     0.30%   to   0.30%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014          166,810    16.374109   to       18.556698      2,547,744   0.75%    to    2.65%     1.23%   to   1.50%
    2013          201,291    14.905794   to       17.216653      2,816,249   0.75%    to    2.65%      --     to   1.52%
    2012          325,715    10.371758   to       12.716907      3,917,285   0.75%    to    2.45%     1.92%   to   1.99%
    2011          386,279     9.444989   to       11.385479      4,200,709   0.75%    to    2.45%     2.08%   to   2.12%
    2010          357,389     9.418537   to       11.162153      3,825,606   0.75%    to    2.45%     5.05%   to   5.11%

PUTNAM VT VOYAGER FUND
    2014          122,424    26.241796   to      102.081444      3,309,477   0.75%    to    2.65%     0.44%   to   0.76%
    2013          164,283    24.559128   to       93.737609      4,090,379   0.75%    to    2.65%     0.49%   to   0.77%
    2012          183,137    17.546042   to       65.710900      3,430,099   0.75%    to    2.65%     0.31%   to   0.33%
    2011          212,154    15.772876   to       56.104212      3,796,836   1.15%    to    2.65%      --     to     --
    2010          204,253     7.853627   to       69.084497      4,696,803   1.15%    to    2.45%     1.27%   to   1.27%


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
PUTNAM VT GROWTH AND INCOME FUND
    2014        7.84%     to     9.91%
    2013       32.46%     to    34.66%
    2012       16.31%     to    18.25%
    2011       (6.90)%    to    (5.35)%
    2010       11.67%     to    13.52%

PUTNAM VT INTERNATIONAL VALUE FUND
    2014      (11.64)%    to   (10.16)%
    2013       19.32%     to    21.30%
    2012       18.76%     to    20.31%
    2011      (15.87)%    to   (14.77)%
    2010        4.53%     to     5.90%

PUTNAM VT INTERNATIONAL EQUITY FUND
    2014       (9.22)%    to    (7.47)%
    2013       24.72%     to    27.11%
    2012       18.73%     to    21.01%
    2011      (19.11)%    to   (17.56)%
    2010        7.15%     to     9.20%

PUTNAM VT INVESTORS FUND
    2014       10.93%     to    13.06%
    2013       31.59%     to    34.11%
    2012       14.06%     to    15.96%
    2011       (2.33)%    to    (0.71)%
    2010       11.22%     to    13.07%

PUTNAM VT MULTI-CAP GROWTH FUND
    2014       10.52%     to    12.64%
    2013       33.21%     to    35.42%
    2012       13.99%     to    15.89%
    2011       (7.34)%    to    (5.79)%
    2010       23.44%     to    24.14%

PUTNAM VT SMALL CAP VALUE FUND
    2014        0.73%     to     2.66%
    2013       35.96%     to    38.56%
    2012       14.42%     to    16.61%
    2011       (7.22)%    to    (5.44)%
    2010       22.69%     to    25.04%

PUTNAM VT GEORGE PUTNAM BALANCED FUND
    2014        7.78%     to     9.85%
    2013       15.01%     to    17.21%
    2012        9.81%     to    11.69%
    2011        0.28%     to     2.00%
    2010        8.15%     to    10.00%

PUTNAM VT VOYAGER FUND
    2014        6.85%     to     8.90%
    2013       39.97%     to    42.65%
    2012       11.24%     to    13.37%
    2011      (20.00)%    to   (18.79)%
    2010       17.88%     to    19.42%


--------------------------------------------------------------------------------
                                   SA-121

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


                                                                                                         INVESTMENT
                                         UNIT                                        EXPENSE               INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO       RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*              HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  ----------------------
PUTNAM VT EQUITY INCOME FUND
    2014          231,669  $ 23.156507   to   $   25.999530  $   5,748,106   0.75%    to    2.65%     1.73%   to   2.09%
    2013          343,718    21.106196   to       23.251514      7,694,519   0.75%    to    2.65%      --     to   2.01%
    2012          407,877    16.501820   to       17.691694      6,987,732   0.75%    to    2.45%     2.21%   to   2.27%
    2011          460,234    14.174572   to       14.940621      6,712,687   0.75%    to    2.45%     1.68%   to   1.84%
    2010          435,024    14.252552   to       14.769377      6,315,710   0.75%    to    2.45%     2.01%   to   2.04%

PIONEER FUND VCT PORTFOLIO
    2014          104,758     1.507435   to        1.646007        158,480   1.15%    to    2.10%     0.53%   to   0.90%
    2013          115,676     1.389631   to        1.503025        161,590   1.15%    to    2.10%     0.85%   to   0.98%
    2012          163,326     1.067121   to        1.143296        175,496   1.15%    to    2.10%     1.19%   to   1.24%
    2011          197,101     0.991140   to        1.051851        196,659   1.15%    to    2.10%     1.04%   to   1.14%
    2010          330,747     1.060424   to        1.114727        354,259   1.15%    to    2.10%     1.09%   to   1.11%

INVESCO V.I. GROWTH AND INCOME FUND
    2014          885,176    19.971833   to       25.297861     20,402,746   0.75%    to    2.85%     1.30%   to   1.43%
    2013        1,150,248    18.686836   to       23.178461     24,634,981   0.75%    to    2.85%     1.15%   to   1.23%
    2012        1,827,941    14.491008   to       17.457721     29,845,558   0.75%    to    2.65%     1.28%   to   1.31%
    2011        2,108,391    13.012903   to       15.382082     30,611,144   0.75%    to    2.65%     1.05%   to   1.07%
    2010        2,453,952    14.181013   to       15.856481     36,446,904   0.75%    to    2.60%     0.09%   to   0.11%

INVESCO V.I. COMSTOCK FUND
    2014        1,235,772    22.925467   to       25.626715     29,441,049   0.75%    to    2.65%     1.10%   to   1.10%
    2013        1,674,153    21.577179   to       23.665796     37,160,386   0.75%    to    2.65%     1.15%   to   1.27%
    2012        2,574,929    16.332711   to       17.577090     42,974,594   0.75%    to    2.65%     1.44%   to   1.44%
    2011        3,236,236    14.102268   to       14.891253     46,111,750   0.75%    to    2.65%     1.32%   to   2.01%
    2010        3,707,365    14.792870   to       15.326425     54,744,089   0.75%    to    2.65%     0.13%   to   0.13%

INVESCO V.I. AMERICAN FRANCHISE
    2014            3,295    20.141072   to       22.348913         70,511   1.50%    to    2.40%      --     to     --
    2013            8,279    19.072277   to       20.973366        165,118   1.50%    to    2.40%     0.25%   to   0.25%
    2012           11,378    13.706187   to       15.229283        163,328   1.50%    to    2.60%      --     to     --
    2011           13,282    12.405145   to       13.632928        172,263   1.50%    to    2.60%      --     to     --
    2010           16,549    13.601087   to       14.783671        234,568   1.50%    to    2.60%      --     to     --

INVESCO V.I. MID CAP GROWTH FUND
    2014            7,255    17.792824   to       20.025915        136,311   1.50%    to    2.60%      --     to     --
    2013            7,897    16.957027   to       18.876467        140,966   1.50%    to    2.60%     0.22%   to   0.22%
    2012           14,416    12.739822   to       14.027006        194,686   1.50%    to    2.60%      --     to     --
    2011           14,167    11.713370   to       12.755802        174,494   1.50%    to    2.60%      --     to     --
    2010           23,160    13.263331   to       14.285671        321,356   1.50%    to    2.60%      --     to     --

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014            3,102     1.770800   to        1.770800          5,493   1.65%    to    1.65%     0.76%   to   0.76%
    2013            3,188     1.631978   to        1.631978          5,202   1.65%    to    1.65%     1.02%   to   1.02%
    2012            3,191     1.273268   to        1.273268          4,063   1.65%    to    1.65%     1.34%   to   1.34%
    2011            3,321     1.083489   to        1.083489          3,598   1.65%    to    1.65%     0.54%   to   0.54%
    2010            3,366     1.125767   to        1.125767          3,789   1.65%    to    1.65%      --     to     --

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014          996,748     1.010483   to        1.886318      1,255,364   1.15%    to    2.40%     2.99%   to   3.02%
    2013        1,200,512     1.092958   to        2.014936      1,616,551   1.15%    to    2.40%     2.48%   to   2.50%
    2012        1,351,867     0.933396   to        1.699411      1,523,973   1.15%    to    2.40%     1.27%   to   1.65%
    2011        1,519,041     0.840995   to        1.512162      1,517,493   1.15%    to    2.40%     0.63%   to   0.64%
    2010        1,708,305     0.987748   to        1.753967      1,958,734   1.15%    to    2.40%      --     to     --


                      TOTAL RETURN
                     RATIO LOWEST TO
SUB-ACCOUNT            HIGHEST***
------------  --------------------------
PUTNAM VT EQUITY INCOME FUND
    2014        9.71%     to    11.82%
    2013       28.95%     to    31.43%
    2012       16.42%     to    18.41%
    2011       (0.55)%    to     1.16%
    2010        9.88%     to    11.77%

PIONEER FUND VCT PORTFOLIO
    2014        8.48%     to     9.51%
    2013       30.22%     to    31.46%
    2012        7.67%     to     8.69%
    2011       (6.53)%    to    (5.64)%
    2010       13.32%     to    14.40%

INVESCO V.I. GROWTH AND INCOME FUND
    2014        6.88%     to     9.14%
    2013       30.01%     to    32.77%
    2012       11.36%     to    13.49%
    2011       (4.82)%    to    (2.99)%
    2010        9.31%     to    11.35%

INVESCO V.I. COMSTOCK FUND
    2014        6.25%     to     8.29%
    2013       32.11%     to    34.64%
    2012       15.82%     to    18.04%
    2011       (4.67)%    to    (2.84)%
    2010       12.67%     to    14.83%

INVESCO V.I. AMERICAN FRANCHISE
    2014        5.60%     to     6.56%
    2013       36.49%     to    37.72%
    2012       10.49%     to    11.71%
    2011       (8.79)%    to    (7.78)%
    2010       16.50%     to    17.79%

INVESCO V.I. MID CAP GROWTH FUND
    2014        4.93%     to     6.09%
    2013       33.10%     to    34.57%
    2012        8.76%     to     9.97%
    2011      (11.69)%    to   (10.71)%
    2010       24.01%     to    25.38%

WELLS FARGO ADVANTAGE VT INTRINSIC VALUE FUND
    2014        8.51%     to     8.51%
    2013       28.17%     to    28.17%
    2012       17.52%     to    17.52%
    2011       (3.76)%    to    (3.76)%
    2010       11.96%     to    11.96%

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND
    2014       (7.55)%    to    (6.38)%
    2013       17.09%     to    18.57%
    2012       10.99%     to    12.38%
    2011      (14.86)%    to   (13.79)%
    2010       13.41%     to    14.00%


--------------------------------------------------------------------------------
                                   SA-122

   ----------------------------------------------------------------------------


                                                                                                          INVESTMENT
                                         UNIT                                        EXPENSE                INCOME
                                      FAIR VALUE                                 RATIO LOWEST TO        RATIO LOWEST TO
SUB-ACCOUNT      UNITS #          LOWEST TO HIGHEST #          NET ASSETS           HIGHEST*               HIGHEST**
------------  -----------  --------------------------------  --------------  ---------------------  -----------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014          113,101  $ 17.701029   to   $   18.713842  $   2,047,656   1.15%    to    2.40%    --       to   --
    2013          130,153    18.439700   to       19.252544      2,412,337   1.15%    to    2.40%      --     to      --
    2012          182,005    12.468025   to       12.935392      2,286,776   1.15%    to    2.65%      --     to      --
    2011          233,490    11.841972   to       12.103026      2,753,528   1.15%    to    2.65%      --     to      --
    2010          296,600    12.712117   to       12.798846      3,727,963   1.15%    to    2.65%      --     to      --

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014          319,892    14.116551   to       14.924536      4,676,966   1.15%    to    2.40%     0.59%   to    0.60%
    2013          405,097    13.819185   to       14.428683      5,754,965   1.15%    to    2.40%     0.95%   to    0.97%
    2012          494,029    12.229896   to       12.688341      6,198,451   1.15%    to    2.65%     1.09%   to    1.14%
    2011          630,140    10.983743   to       11.225910      7,026,045   1.15%    to    2.65%     0.89%   to    0.90%
    2010          714,206    12.134981   to       12.217855      8,707,476   1.15%    to    2.65%      --     to      --

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014           16,322    16.350729   to       17.019429        275,718   1.15%    to    2.35%     0.30%   to    0.31%
    2013           19,423    15.121187   to       15.551922        300,692   1.15%    to    2.35%     0.45%   to    0.45%
    2012           23,309    11.817741   to       12.009593        278,763   1.15%    to    2.35%     0.59%   to    0.59%
    2011           26,133    10.447539   to       10.490576        273,811   1.15%    to    2.35%      --     to      --

UIF GLOBAL INFRASTRUCTURE PORTFOLIO+
    2014          180,233    11.367425   to       11.499836      2,069,290   1.40%    to    2.35%      --     to      --

HIMCO VIT INDEX FUND+
    2014        3,867,870     1.791778   to       22.109906      8,326,002   0.75%    to    2.65%      --     to      --

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014            1,359    11.399986   to       11.399986         15,486   1.00%    to    1.00%      --     to      --

HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014                7    11.333888   to       11.333888             83   1.30%    to    1.30%      --     to      --

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014              653    14.263752   to       14.263752          9,315   1.00%    to    1.00%      --     to      --

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014              618    10.323945   to       10.323945          6,381   1.00%    to    1.00%      --     to      --


                     TOTAL RETURN
                    RATIO LOWEST TO
SUB-ACCOUNT           HIGHEST***
------------  -------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND
    2014       (4.01)%    to   (2.80)%
    2013       46.99%     to   48.84%
    2012        5.29%     to    6.88%
    2011       (6.85)%    to   (5.44)%
    2010       27.12%     to   27.99%

WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND
    2014        2.15%     to    3.44%
    2013       12.30%     to   13.72%
    2012       11.35%     to   13.03%
    2011       (9.49)%    to   (8.12)%
    2010       21.35%     to   22.18%

WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
    2014        8.13%     to    9.44%
    2013       27.95%     to   29.50%
    2012       13.12%     to   14.48%
    2011        4.48%     to    4.91%

UIF GLOBAL INFRASTRUCTURE PORTFOLIO+
    2014       13.67%     to   15.00%

HIMCO VIT INDEX FUND+
    2014        4.14%     to    4.78%

HIMCO VIT AMERICAN FUNDS BOND FUND+
    2014        0.53%     to    0.53%

HIMCO VIT AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION FUND+
    2014       (2.63)%    to   (2.63)%

HIMCO VIT AMERICAN FUNDS GROWTH FUND+
    2014        3.44%     to    3.44%

HIMCO VIT AMERICAN FUNDS INTERNATIONAL FUND+
    2014       (6.15)%    to   (6.15)%


    * This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
   ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.
  *** This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
    # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
    +  See Note 1 for additional information related to this Sub-Account.


--------------------------------------------------------------------------------
                                   SA-123

SEPARATE ACCOUNT THREE


  HARTFORD LIFE INSURANCE COMPANY
  NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)
  DECEMBER 31, 2014
--------------------------------------------------------------------------------


RIDERS:

     The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various rider charges:

     -  Optional Death Benefit Charge maximum of 0.15%
     -  Earnings Protection Benefit Charge maximum of 0.20%
     -  Principal First Charge maximum of 0.75%
     -  Principal First Preferred Charge maximum of 0.20%
     -  MAV/EPB Death Benefit Charge maximum of 0.30%
     -  MAV Plus Charge maximum of 0.30%

     These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.   SUBSEQUENT EVENTS:

     Management has evaluated events subsequent to December 31, 2014 and through the financial statement issuance date of April 20, 2015, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.



--------------------------------------------------------------------------------
                                   SA-124